UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3416

THE CALVERT FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2008


Item 1. Report to Stockholders.


Calvert
Investments that make a difference®

E-Delivery Sign-up -- details inside

September 30, 2008

Annual Report

Calvert New Vision Small Cap Fund

Calvert
Investments that make a difference®

A UNIFI Company

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com, click on My Account, and select the documents you would like to receive via e-mail.

If you're new to account access, you'll be prompted to set up a personal identification number for your account. Once you're in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps.

President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
10

Report of Independent Registered Public Accounting Firm
12

Statement of Net Assets
13

Statement of Operations
18

Statements of Changes in Net Assets
19

Notes to Financial Statements
20

Financial Highlights
26

Explanation of Financial Tables
31

Proxy Voting and Availability of Quarterly Portfolio Holdings
33

Trustee and Officer Information Table
34

Dear Shareholder:

As you well know from the headlines, we are confronting a period of virtually unprecedented economic turmoil and declines in the financial markets. This past year has seen highly volatile markets, with nearly all asset classes posting sharp losses. A time period that began with the first intimations of the credit crisis has closed with a rearrangement of the financial landscape, with many of the market's best-known companies forced to close, merge with competitors, or receive emergency funding from the government.

Our reporting period ended on September 30 with the Standard & Poor's 500 Index down 21.98% for the 12-month period. Diversification provided little solace during this period, as only fixed-income asset classes with no credit risk--such as U.S. Treasuries--emerged with positive returns. The Morgan Stanley Capital International (MSCI) World Index was down 25.62% and the benchmark Russell 2000 Index dropped by 14.48% during the reporting period. Moreover, losses continued after the period ended, with a series of unprecedented drops during the first week of October.

Sustainable and Responsible Investment

In a crisis that was caused by an array of factors, including an over-leveraged economy that led to bubbles in prices of housing and other assets, the short-term focus of many financial institutions, and lax regulatory oversight, we believe that owning companies with stronger corporate governance practices (such as transparency, disclosure, and board independence) allowed us to avoid some of the more spectacular losses. We feel that during periods of market turbulence it becomes more important than ever to pursue sustainable and responsible investing practices. In the last 12 months, we made progress on a number of sustainable and responsible investment initiatives.

One of the most recent developments at Calvert was the launch of Calvert Global Water Fund, the newest of the Calvert Solution Strategies. The fund, which is sub-advised by KBC Asset Management International, Ltd., of Dublin, Ireland, invests in utility, infrastructure, and technology companies active in managing water resources. The fund addresses an increasing need--and an opportunity for growth--in the world's fast-expanding demand for clean water. One report estimates that to provide enough water for all uses through 2030, the world will need to invest as much as $1 trillion a year on applying existing technologies for conserving water, maintaining and replacing water-related infrastructure, and constructing sanitation systems.

What About the Future?

Recent news from the world's financial markets has been encouraging. A plan to prop up ailing banks in the U.S. and Europe seems to have had some stabilizing effect on the markets, at least for the time being. Worldwide, economies are going through a wrenching process of "de-leveraging." That is, the amount of debt, or leverage, incurred by corporations as well as homeowners and consumers is being reduced as credit markets return to more rigorous underwriting standards. This process, along with the slowdown in economic growth that analysts anticipate as a result of increasing unemployment and reduced corporate spending, suggests that we are in for a difficult period--for how long we don't know. However, when we come through this financial retrenchment, and when the markets believe there is solid and transparent information regarding corporate earnings, we believe that we will again see strong positive growth prospects for our economy and markets. In addition, a regulatory system that is better equipped to identify and address problems before they reach the proportions we have seen over the past 18 months is another essential component for building market confidence.

Timing any market inflection points, small or large, is virtually impossible to do consistently. While we are concerned about the losses that investors are seeing on their statements, we do not think it is time to make drastic changes. Rather, we encourage you to view this period as an opportunity to revisit your long-term asset allocation, to rebalance to your target allocations, and to increase diversification among different types of assets.

New Calvert Equities Leadership

We are pleased to announce that Calvert has hired Natalie Trunow as senior vice president and head of equities. Natalie joined Calvert in late August and will manage all aspects of Calvert's equity funds, including subadvisor evaluation and monitoring as well as Calvert's new equities products that are managed in-house.

Long-Term Financial Goals

We believe that now is not the time to abandon time-tested investment strategies like diversification, investing at regular intervals, and maintaining a long-term focus. Investors who sell indiscriminately now will only lock in unprecedented losses and, perhaps, miss the rebound when stocks, bonds, and other assets recover.

However, this is a good time to meet with your financial advisor and review your long-term financial plan. A professional can help you evaluate your strategic asset allocation and make sure it is still working for you. He or she can assist you in rebalancing back to your target allocations if market events have caused your assets to drift away from an appropriate mix. A financial advisor can also help you identify and realize any capital losses in your portfolio, which can be helpful for reducing your overall tax exposure. And, perhaps most importantly, an experienced professional can give you confidence that you are pursuing the right long-term strategy, even during the most tumultuous markets.

While we have worked to minimize the impact on our shareholders of one of the most turbulent periods in the equities and fixed-income markets' history, we recognize that this period of declining asset values in virtually all corners of the financial markets has caused great stress. We encourage you to visit our website for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your business and look forward to serving you in the coming months and years.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2008

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member FINRA, a subsidiary of Calvert Group, Ltd.

Social Update
from the Calvert Social Research Department

The work of Calvert's Social Research Department and our unique investment programs continue to demonstrate Calvert's leadership in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the 12-month reporting period ended September 30, 2008.

Homebuilders Report

In May, Calvert released a new report in conjunction with the Boston College Institute for Responsible Investment that ranks the 13 largest publicly traded U.S. home builders on key environmental and energy efficiency factors, and encourages the industry to embrace the emerging market for sustainable building design and construction. The report attracted significant press coverage, including reports in The Washington Post and Cox News Service. Since then, Calvert has met with the National Association of Home Builders and several of the ranked companies--and intends to do more of this in the year ahead.

Carbon Disclosure Project

As a follow-up to the last year's Carbon Disclosure Project (CDP) report with Ceres, Calvert filed a number of shareholder proposals with companies that had not disclosed their greenhouse gas emissions or their strategies to reduce emissions. As a result, five companies--Big Lots, Lowe's, Kirby, Ryder, and Harley Davidson--agreed to disclose this information.1 We also wrote to more than 100 companies that did not respond to the CDP survey.

Furthermore, Calvert teamed up with TIAA-CREF this year to coordinate a Standard & Poor's 500 Index working group as part of the Global Warming Shareholder Campaign.

Human Rights in Extractives Industry

Bennett Freeman, our Senior Vice President, Social Research and Policy, testified on behalf of Calvert to several legislative bodies in the past year on matters related to oil and gas and mining companies, most of which we do not currently own. In September, he spoke to a Senate Judiciary Subcommittee about the critical role governments play in leading the Voluntary Principles on Security and Human Rights Initiative when companies are operating in zones of conflict. He also delivered a statement to the International Accounting Standards Board and testified before the House Financial Services Committee on the issue of revenue transparency in the extractives industry.

Special Equities

A modest but important portion of several Funds is invested in companies that provide for-profit socially or environmentally relevant products or services. One of our Funds in the Special Equities program made an early-stage investment recently in NeoDiagnostix, Inc., a Maryland company developing genetic technologies to more accurately test for cervical cancer. If successful, it could not only save lives, but also greatly reduce the amount of repeat testing and invasive procedures currently required to determine if cancer is present. ShoreBank Corporation, the first community development and environmental bank holding company, is a new addition to the program. Aside from community development and environmental banking, ShoreBank also has subsidiaries that work on international microfinance and small business lending.2

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate between 1% to 3% of Fund assets at below-market interest rates to investments to provide economic opportunity for struggling populations.3

The Calvert Foundation has recently begun an exciting partnership with Habitat for Humanity International to increase the amount of affordable housing in the U.S. and around the world. Through the Habitat Investment Program, people can now invest--not just donate or volunteer--to help Habitat make homeownership possible for even more families in need.

During the reporting period, the Foundation also expanded its international portfolio to include a loan to the BRAC Africa Loan Fund. BRAC aims to alleviate poverty and empower the poor through a holistic approach that uses microfinance to create local entrepreneurial communities. BRAC then offers education, health, and vocational training through these communities to further amplify its impact.

As always, we appreciate your investment in Calvert mutual funds and will continue to manage your investments with an eye on both financial performance and corporate integrity.

1. As of September 30, 2008, the following companies represented the following percentages of net assets: Big Lots represented 0.03% of Calvert Social Index Fund and 0.47% of Calvert World Values International Equity Fund; Lowe's represented 0.53% of Calvert Social Index Fund; Kirby represented 0.03% of Calvert Social Index Fund; Ryder represented 0.06% of Calvert Social Index Fund; and Harley Davidson represented 0.14% of Calvert Social Index Fund.

2. As of September 30, 2008, NeoDiagnostix, Inc. represented 0.03% of CSIF Equity Portfolio, and ShoreBank Corporation represented 0.09% of CSIF Equity Portfolio.

3. As of September 30, 2008, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund, 1.32%; Calvert World Values International Equity Fund, 0.87%; Calvert Large Cap Growth Fund, 0.25%; and Calvert New Vision Small Cap Fund, 1.08%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization.

All holdings are subject to change without notice.

Portfolio Management Discussion

John Montgomery
of Bridgeway Capital Management

Performance

Calvert New Vision Small Cap Fund Class A shares (at NAV) returned -21.26% for the 12-month period ended September 30, 2008, trailing the benchmark Russell 2000® Index's return of -14.48%. Stock selection was the primary contributor to the underperformance.

Investment Climate

In a complete about-face compared with this time last year, the financial markets largely declined over the 12-month reporting period, ending on a sour note as the news from Wall Street progressively worsened. Talks of economic downturns, credit crises, foreclosures, corporate greed, and unpopular government bailouts combined with hard-edged political partisanship have crushed the stock market and are adding fodder to the rhetoric in an extraordinary election year. In addition, there are now a slew of household names from the financial world that no longer exist. The market took a beating over the last few months--last year's positive momentum is long gone and forgotten. In small caps, the Materials sector has turned down sharply and Health Care and Consumer Staples were now among the top-performing sectors in our benchmark over the past year.

No area of the market was immune to the worst financial crisis in most of our lifetimes. Across the board, growth stocks, along with large-cap value stocks, were among the hardest hit. The market benchmark, the Russell 2000 Index, is an amalgamation of both value and growth stocks from the general small-cap universe--very similar to the universe used by our models to pick the Fund's stocks. Although most small-cap stocks, regardless of value or growth slant, were not trounced as much as their large-cap peers, overall absolute performance was still painful.

Portfolio Strategy

For this period, poor stock selection in the Information Technology and Consumer Discretionary sectors contributed to the Fund's relative underperformance. Stronger stock selection in Financials and Industrials had a positive impact on performance.

What Worked Well

A variety of industries make up our list of best performers for this 12-month period. The overall top-performing stock was health-care product manufacturer Datascope (52.71%).1 We had significant weightings to professional services, where FTI Consulting was a top performer, and retail industries, where Sally Beauty was a top performer. Other strong stock selections were Genlyte Group (electrical equipment) and Calgon Carbon (chemicals), up 46.76% and 45.85%, respectively.

Other strong performers included Philadelphia Consolidated Holding in the insurance industry and Flowers Foods in the food industry.

What Didn't Work Well

Our worst performing stock was Anadigics, a chip maker in the broadband communications market, which fell 84.5%. The stock price declined after the company released mixed earnings guidance in October 2007. Although the stock recovered with analyst expectations in the first and second quarters of 2008, it began retreating again when estimates failed to meet expectations in July. A shake-up in the board of directors and management followed, but since then the semiconductor firm has been struggling along with its sector.

Our top 10 worst performers represented a variety of different industries. Aside from Anadigics, they included Tempur-Pedic International (household durables), CROCS (textile, apparel, and luxury goods), Perini (construction & engineering), and Allscripts Healthcare Solutions (health care technology).

Outlook

While this all sounds dire, we are definitely optimistic about the long-term outlook. Regardless of what the future holds, the Fund is designed to be fully invested in the stock market. As always, our investment process continues to focus on stock fundamentals instead of general economic data (e.g., employment, fiscal policy, consumer sentiment) and does not attempt to time the market--so our process looks the same whether it's a bull or bear market. Our plan is to stay the course with our disciplined quantitative investment process, with an active eye favoring small-cap core stocks. And we continue to believe that the best investment strategy includes diversification, a long-term plan, and the discipline to carry it out.

October 2008

Portfolio Statistics
September 30, 2008

Investment Performance
(total return at NAV*)
	6 Months ended 9/30/08	12 Months ended 9/30/08
Class A	(3.78%)	(21.26%)
Class B	(4.32%)	(22.06%)
Class C	(4.26%)	(21.92%)
Class I	(3.48%)	(20.65%)
Russell 2000 Index**	(0.54%)	(14.48%)
Lipper Small-Cap Growth Funds Avg.	(7.27%)	(23.61%)

Ten Largest Stock Holdings	% of Net Assets
Watson Wyatt Worldwide, Inc.	4.7%
Calgon Carbon Corp.	4.4%
Amedisys, Inc.	3.8%
OSI Pharmaceuticals, Inc.	2.9%
Applied Industrial Technologies, Inc.	2.8%
priceline.com, Inc.	2.6%
Portfolio Recovery Associates, Inc.	2.4%
Strayer Education, Inc.	2.3%
Hornbeck Offshore Services, Inc.	2.2%
World Acceptance Corp.	2.2%
Total	30.3%

Economic Sectors	% of Total Investments
Consumer Discretionary	15.9%
Consumer Staples	2.5%
Energy	8.0%
Financials	13.1%
Health Care	14.0%
Industrials	22.9%
Information Technology	11.9%
Materials	8.9%
Utilities	2.8%
Total	100%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**Source: Lipper Analytical Services, Inc.

Portfolio Statistics September 30, 2008
Average Annual Total Returns (with max. load)
Class A Shares
One year	(24.96%)
Five year	(1.80%)
Ten year	3.43%
Class B Shares
One year	(25.96%)
Five year	(1.98%)
Ten year	2.88%
Class C Shares
One year	(22.70%)
Five year	(1.66%)
Ten year	3.06%

Portfolio Statistics September 30, 2008
Average Annual Total Returns
Class I Shares*
One year	(20.65%)
Five year	0.33%
Since inception 4.89%
(2/26/99)

Performance Comparison
Comparison of change in value of $10,000 investment.

*Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the periods January 18, 2002 through January 30, 2003 and March 12, 2003 through July 31, 2003.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum 4.75% front-end sales charge, or deferred sales charge as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results. New subadvisor assumed management of the Fund effective March 2007, and previously in June 2005.

**Source: Lipper Analytical Services, Inc.

1. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of September 30, 2008, the following companies represented the following percentages of Fund net assets: Datascope 1.53%, FTI Consulting 2.03%, Sally Beauty 1.23%, Genlyte 0%, Calgon Carbon 4.36%, Philadelphia Consolidated Holdings 0%, Flowers Foods 1.47%, Anadigics 0.26%, Tempur-Pedic 0%, CROCS 0%, Perini 1.02%, and Allscripts 0%. All portfolio holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/08	Ending Account Value 9/30/08	Expenses Paid During Period* 4/1/08 - 9/30/08
Class A
Actual	$1,000.00	$962.20	$8.48
Hypothetical	$1,000.00	$1,016.36	$8.72
(5% return per year before expenses)
Class B
Actual	$1,000.00	$956.80	$13.85
Hypothetical	$1,000.00	$1,010.84	$14.24
(5% return per year before expenses)
Class C
Actual	$1,000.00	$957.40	$12.74
Hypothetical	$1,000.00	$1,011.98	$13.09
(5% return per year before expenses)
Class I
Actual	$1,000.00	$965.20	$4.52
Hypothetical	$1,000.00	$1,020.40	$4.65
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.73%, 2.83%, 2.60%, and 0.92% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/366.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of the Calvert Fund and Shareholders of Calvert New Vision Small Cap Fund:

We have audited the accompanying statement of net assets of the Calvert New Vision Small Cap Fund (the Fund), a series of the Calvert Fund, as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert New Vision Small Cap Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 21, 2008

Statement of Net Assets
September 30, 2008
Equity Securities - 98.1%	Shares	Value
Auto Components - 1.1%
Fuel Systems Solutions, Inc.*	33,900	$1,167,855

Biotechnology - 4.4%
Alexion Pharmaceuticals, Inc.*	39,400	1,548,420
OSI Pharmaceuticals, Inc.*	60,500	2,982,045
		4,530,465

Capital Markets - 2.1%
optionsXpress Holdings, Inc.	110,850	2,152,707

Chemicals - 5.0%
Calgon Carbon Corp.*	222,700	4,534,172
H.B. Fuller Co.	32,200	672,014
		5,206,186

Commercial Banks - 0.9%
Glacier Bancorp, Inc.	35,900	889,243

Commercial Services & Supplies - 0.5%
Comfort Systems USA, Inc.	36,900	492,984

Communications Equipment - 3.4%
Comtech Telecommunications Corp.*	27,000	1,329,480
Tekelec*	159,900	2,237,001
		3,566,481

Construction & Engineering - 3.1%
EMCOR Group, Inc.*	40,000	1,052,800
Layne Christensen Co.*	31,800	1,126,674
Perini Corp.*	41,200	1,062,548
		3,242,022

Construction Materials - 1.1%
Headwaters, Inc.*	87,100	1,162,785

Consumer Finance - 2.2%
World Acceptance Corp.*	63,360	2,280,960

Diversified Consumer Services - 2.3%
Strayer Education, Inc.	12,100	2,423,146

Diversified Financial Services - 2.4%
Portfolio Recovery Associates, Inc.*	52,045	2,530,948

Electrical Equipment - 1.2%
Woodward Governor Co.	34,800	1,227,396

Equity Securities - Cont'd	Shares	Value
Electronic Equipment & Instruments - 2.0%
CTS Corp.	40,200	$513,756
Multi-Fineline Electronix, Inc.*	46,400	686,256
SYNNEX Corp.*	39,200	875,728
		2,075,740

Energy Equipment & Services - 4.7%
Hornbeck Offshore Services, Inc.*	60,300	2,328,786
Pioneer Drilling Co.*	65,300	868,490
Superior Energy Services, Inc.*	53,420	1,663,499
		4,860,775

Food Products - 1.5%
Flowers Foods, Inc.	52,050	1,528,188

Gas Utilities - 2.8%
New Jersey Resources Corp.	45,150	1,620,433
WGL Holdings, Inc.	40,600	1,317,470
		2,937,903

Health Care Equipment & Supplies - 3.4%
Datascope Corp.	30,800	1,590,204
Meridian Bioscience, Inc.	39,500	1,147,080
Thoratec Corp.*	28,900	758,625
		3,495,909

Health Care Providers & Services - 5.3%
Amedisys, Inc.*	81,819	3,982,131
AMERIGROUP Corp.*	42,385	1,069,797
RehabCare Group, Inc.*	28,596	517,588
		5,569,516

Hotels Restaurants & Leisure - 1.0%
Panera Bread Co.*	21,400	1,089,260

Insurance - 2.6%
Amerisafe, Inc.*	74,900	1,363,180
HCC Insurance Holdings, Inc.	50,175	1,354,725
		2,717,905

Internet & Catalog Retail - 5.4%
1-800-FLOWERS.COM, Inc.*	82,300	495,446
NetFlix, Inc.*	35,200	1,086,976
PetMed Express, Inc.*	88,100	1,383,170
priceline.com, Inc.*	38,712	2,649,062
		5,614,654

Internet Software & Services - 2.3%
Earthlink, Inc.*	121,100	1,029,350
Interwoven, Inc.*	98,600	1,392,232
		2,421,582

Leisure Equipment & Products - 1.1%
Callaway Golf Co.	82,500	1,160,775

Equity Securities - Cont'd	Shares	Value
Life Sciences - Tools & Services - 0.8%
eResearchTechnology, Inc.*	68,000	$809,880

Machinery - 7.6%
Actuant Corp.	60,000	1,514,400
CIRCOR International, Inc.	23,300	1,011,919
Columbus McKinnon Corp.*	38,600	909,802
Robbins & Myers, Inc.	72,900	2,254,797
Valmont Industries, Inc.	27,300	2,257,437
		7,948,355

Metals & Mining - 2.0%
Compass Minerals International, Inc.	39,100	2,048,449

Oil, Gas & Consumable Fuels - 3.3%
Energy Partners Ltd.*	59,800	518,466
Mariner Energy, Inc.*	45,500	932,750
Swift Energy Co.*	51,300	1,984,797
		3,436,013

Paper & Forest Products - 0.7%
P.H. Glatfelter Co.	57,400	777,196

Personal Products - 1.0%
NBTY, Inc.*	35,715	1,054,307

Professional Services - 6.7%
FTI Consulting, Inc.*	29,300	2,116,632
Watson Wyatt Worldwide, Inc.	97,855	4,866,329
		6,982,961

Semiconductors & Semiconductor Equipment - 1.5%
Amkor Technology, Inc.*	82,000	522,340
Anadigics, Inc.*	96,400	270,884
Pericom Semiconductor Corp.*	29,200	306,600
Standard Microsystems Corp.*	18,300	457,134
		1,556,958

Software - 2.6%
MICROS Systems, Inc.*	62,630	1,669,716
SPSS, Inc.*	33,700	989,432
		2,659,148

Specialty Retail - 3.4%
Gymboree Corp.*	34,100	1,210,550
Sally Beauty Holdings, Inc.*	149,200	1,283,120
The Childrens Place Retail Stores, Inc.*	31,000	1,033,850
		3,527,520

Textiles, Apparel & Luxury Goods - 1.4%
Deckers Outdoor Corp.*	6,500	676,520
Volcom, Inc.*	45,000	777,600
		1,454,120

Equity Securities - Cont'd	Shares	Value
Thrifts & Mortgage Finance - 1.7%
OceanFirst Financial Corp.	21,200	$384,144
TrustCo Bank Corp. NY	114,993	1,346,568
		1,730,712

Trading Companies & Distributors - 3.6%
Applied Industrial Technologies, Inc.	107,400	2,892,282
WESCO International, Inc.*	25,405	817,533
		3,709,815

Total Equity Securities (Cost $98,859,781)		102,040,819

	Principal
Certificates of Deposit - 0.1%	Amount
ShoreBank, 3.00%, 2/11/09 (b)(k)	$100,000	99,750

Total Certificates of Deposit (Cost $100,000)		99,750

High Social Impact Investments - 1.1%
Calvert Social Investment Foundation Notes,
3.00%, 7/1/10 (b)(i)(r)	1,151,905	1,113,132

Total High Social Impact Investments (Cost $1,151,905)		1,113,132

TOTAL INVESTMENTS (Cost $100,111,686) - 99.3%		103,253,701
Other assets and liabilities, net - 0.7%		772,248
Net Assets - 100%		$104,025,949

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 5,746,260 shares outstanding		$87,457,456
Class B: 563,045 shares outstanding		7,382,115
Class C: 756,183 shares outstanding		10,704,969
Class I: 604,613 shares outstanding		10,473,569
Accumulated net realized gain (loss) on investments		(15,134,175)
Net unrealized appreciation (depreciation) on investments		3,142,015

Net Assets		$104,025,949

Net Asset Value Per Share:
Class A (based on net assets of $78,938,963)		$13.74
Class B (based on net assets of $6,862,002)		$12.19
Class C (based on net assets of $9,346,656)		$12.36
Class I (based on net assets of $8,878,328)		$14.68

	Acquisition
Restricted Securities	Date	Cost
Calvert Social Investment Foundation Notes,
3.00%, 7/1/10	7/2/07	$1,151,905

* Non-income producing security.

(b) This security was valued by the Board of Trustees. See Note A.

(i) Restricted securities represent 1.1% of net assets of the Fund.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2008
Net Investment Income
Investment Income:
Dividend income	$668,541
Interest income	111,037
Total investment income	779,578

Expenses:
Investment advisory fee	884,372
Transfer agency fees and expenses	464,263
Distribution Plan expenses:
Class A	218,459
Class B	91,567
Class C	115,216
Trustees' fees and expenses	5,538
Administrative fees	280,009
Accounting fees	19,418
Custodian fees	32,511
Registration fees	42,030
Reports to shareholders	69,556
Professional fees	19,769
Miscellaneous	8,878
Total expenses	2,251,586
Reimbursement from Advisor:
Class I	(16,831)
Fees waived	(54,031)
Fees paid indirectly	(13,393)
Net expenses	2,167,331

Net Investment Income (Loss)	(1,387,753)

Realized and Unrealized Gain (Loss) On Investments
Net realized gain (loss)	(10,753,457)
Change in unrealized appreciation or (depreciation)	(16,667,620)

Net Realized and Unrealized Gain
(Loss) On Investments	(27,421,077)

Increase (Decrease) in Net Assets
Resulting From Operations	($28,808,830)

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income (loss)	($1,387,753)	($1,758,890)
Net realized gain (loss)	(10,753,457)	343,328
Change in unrealized appreciation
or (depreciation)	(16,667,620)	16,223,901

Increase (Decrease) in Net Assets
Resulting From Operations	(28,808,830)	14,808,339

Capital share transactions:
Shares sold:
Class A Shares	22,333,718	11,684,507
Class B Shares	448,992	570,299
Class C Shares	856,570	1,050,108
Class I Shares	2,922,607	5,720,495
Redemption fees:
Class A Shares	1,830	1,008
Class B Shares	96	10
Class C Shares	970	51
Class I Shares	--	1
Shares redeemed:
Class A Shares	(26,015,236)	(40,248,430)
Class B Shares	(3,028,877)	(4,384,844)
Class C Shares	(2,460,138)	(5,862,512)
Class I Shares	(2,971,480)	(22,689,339)
Total capital share transactions	(7,910,948)	(54,158,646)

Total Increase (Decrease) in Net Assets	(36,719,778)	(39,350,307)

Net Assets
Beginning of year	140,745,727	180,096,034
End of year	$104,025,949	$140,745,727

Capital Share Activity
Shares sold:
Class A Shares	1,439,303	689,638
Class B Shares	32,124	37,588
Class C Shares	60,850	68,068
Class I Shares	179,058	322,227
Shares redeemed:
Class A Shares	(1,650,545)	(2,389,674)
Class B Shares	(218,959)	(288,163)
Class C Shares	(175,890)	(381,822)
Class I Shares	(184,630)	(1,291,602)
Total capital share activity	(518,689)	(3,233,740)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert New Vision Small Cap Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2008, securities valued at $1,212,882, or 1.2% of net assets, were fair valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004 -- 2007) for purposes of implementing FIN 48, and has concluded that as of September 30, 2008, no provision for income tax is required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75% based on the Fund's average daily net assets. Under the terms of the agreement, $67,506 was payable at year end. In addition, $36,070 was payable at year end for operating expenses paid by the Advisor during September 2008.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2009 for Class I. The contractual expense cap is .92%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Class A, Class B, and Class C shares and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $17,262 was payable at year end. For the year ended September 30, 2008, CASC waived $54,031 of its fee.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00% and 1.00% of the Fund's average daily net assets of Class A, Class B and Class C, respectively. Class I does not have Distribution Plan expenses. Under the term of the agreement, $31,368 was payable at year end.

The Distributor received $25,260 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2008.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $107,425 for the year ended September 30, 2008. Under the terms of the agreement, $8,288 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustees fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of investments, other than short-term securities, were $63,672,963 and $72,382,166, respectively.

The cost of investments owned at September 30, 2008 for federal income tax purposes was $100,171,631. Net unrealized appreciation aggregated $3,082,070, of which $13,402,694 related to appreciated securities and $10,320,624 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $228,548 (acquired from Calvert Social Investment Fund Technology Portfolio), $2,052,226 and $1,688,552 at September 30, 2008 may be available, subject to certain tax limitations, to offset future capital gains until expiration in September 2010, September 2014 and September 2015, respectively.

New Vision Small Cap intends to elect to defer net capital losses of $11,104,904 incurrred from November 1, 2007 through September 30, 2008 and treat them as arising in the fiscal year ending September 30, 2009.

As of September 30, 2008, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($3,969,326)
Unrealized appreciation (depreciation)	3,082,070
($887,256)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales, the deferral of post October losses and capital loss carryovers, certain of which are subject to limitations under Internal Revenue Code section 382.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are net operating losses and distributions from exchange traded funds.

Undistributed net investment income	$1,387,753
Accumulated net realized gain (loss)	669
Paid in capital	(1,388,422)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund Enhanced Equity Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The fund had an outstanding loan balance of $155,590 at an interest rate of 7.50% at September 30, 2008. For the year ended September 30, 2008, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$34,562	4.87%	$1,416,613	November 2007

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2008	2007 (w)	2006
Net asset value, beginning	$17.45	$15.92	$18.25
Income from investment operations
Net investment income (loss)	(.16)	(.17)	(.21)
Net realized and unrealized gain (loss)	(3.55)	1.70	(.22)
Total from investment operations	(3.71)	1.53	(.43)
Distributions from
Net realized gain	--	--	(1.90)
Total distributions	--	--	(1.90)
Total increase (decrease) in net asset value	(3.71)	1.53	(2.33)
Net asset value, ending	$13.74	$17.45	$15.92

Total return*	(21.26%)	9.61%	(3.04%)
Ratios to average net assets:A
Net investment income (loss)	(1.08%)	(1.03%)	(1.10%)
Total expenses	1.80%	1.76%	1.74%
Expenses before offsets	1.75%	1.73%	1.74%
Net expenses	1.74%	1.71%	1.73%
Portfolio turnover	55%	98%	160%
Net assets, ending (in thousands)	$78,939	$103,937	$121,941

	Years Ended
	September 30,	September 30,
Class A Shares	2005	2004
Net asset value, beginning	$18.70	$16.43
Income from investment operations
Net investment income (loss)	(.06)	(.10)
Net realized and unrealized gain (loss)	.22	2.37
Total from investment operations	.16	2.27
Distributions from
Net realized gain	(.61)	--
Total distributions	(.61)	--
Total increase (decrease) in net asset value	(.45)	2.27
Net asset value, ending	$18.25	$18.70

Total return*	0.64%	13.82%
Ratios to average net assets:A
Net investment income (loss)	(0.28%)	(0.53%)
Total expenses	1.71%	1.69%
Expenses before offsets	1.71%	1.69%
Net expenses	1.70%	1.68%
Portfolio turnover	169%	54%
Net assets, ending (in thousands)	$172,540	$214,143

See notes to financial statements.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2008	2007 (w)	2006
Net asset value, beginning	$15.64	$14.42	$16.84
Income from investment operations
Net investment income (loss)	(.35)	(.31)	(.36)
Net realized and unrealized gain (loss)	(3.10)	1.53	(.16)
Total from investment operations	(3.45)	1.22	(.52)
Distributions from
Net realized gain	--	--	(1.90)
Total distributions	--	--	(1.90)
Total increase (decrease) in net asset value	(3.45)	1.22	(2.42)
Net asset value, ending	$12.19	$15.64	$14.42

Total return*	(22.06%)	8.46%	(3.91%)
Ratios to average net assets:A
Net investment income (loss)	(2.13%)	(2.02%)	(2.02%)
Total expenses	2.86%	2.75%	2.66%
Expenses before offsets	2.81%	2.72%	2.66%
Net expenses	2.80%	2.70%	2.65%
Portfolio turnover	55%	98%	160%
Net assets, ending (in thousands)	$6,862	$11,729	$14,425

	Years Ended
	September 30,	September 30,
Class B Shares	2005	2004
Net asset value, beginning	$17.45	$15.47
Income from investment operations
Net investment income (loss)	(.24)	(.24)
Net realized and unrealized gain (loss)	.24	2.22
Total from investment operations	(.00)	1.98
Distributions from
Net realized gain	(.61)	--
Total distributions	(.61)	--
Total increase (decrease) in net asset value	(.61)	1.98
Net asset value, ending	$16.84	$17.45

Total return*	(0.25%)	12.80%
Ratios to average net assets:A
Net investment income (loss)	(1.18%)	(1.42%)
Total expenses	2.61%	2.58%
Expenses before offsets	2.60%	2.58%
Net expenses	2.60%	2.57%
Portfolio turnover	169%	54%
Net assets, ending (in thousands)	$20,309	$26,089

See notes to financial statements.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2008	2007 (w)	2006
Net asset value, beginning	$15.83	$14.57	$16.98
Income from investment operations
Net investment income (loss)	(.30)	(.29)	(.33)
Net realized and unrealized gain (loss)	(3.17)	1.55	(.18)
Total from investment operations	(3.47)	1.26	(.51)
Distributions from
Net realized gain	--	--	(1.90)
Total distributions	--	--	(1.90)
Total increase (decrease) in net asset value	(3.47)	1.26	(2.41)
Net asset value, ending	$12.36	$15.83	$14.57

Total return*	(21.92%)	8.65%	(3.81%)
Ratios to average net assets:A
Net investment income (loss)	(1.94%)	(1.88%)	(1.89%)
Total expenses	2.66%	2.60%	2.53%
Expenses before offsets	2.61%	2.57%	2.53%
Net expenses	2.60%	2.55%	2.52%
Portfolio turnover	55%	98%	160%
Net assets, ending (in thousands)	$9,347	$13,794	$17,270

	Years Ended
	September 30,	September 30,
Class C Shares	2005	2004
Net asset value, beginning	$17.57	$15.57
Income from investment operations
Net investment income (loss)	(.21)	(.21)
Net realized and unrealized gain (loss)	.23	2.21
Total from investment operations	.02	2.00
Distributions from
Net realized gain	(.61)	--
Total distributions	(.61)	--
Total increase (decrease) in net asset value	(.59)	2.00
Net asset value, ending	$16.98	$17.57

Total return*	(0.13%)	12.85%
Ratios to average net assets:A
Net investment income (loss)	(1.06%)	(1.33%)
Total expenses	2.50%	2.49%
Expenses before offsets	2.49%	2.49%
Net expenses	2.48%	2.48%
Portfolio turnover	169%	54%
Net assets, ending (in thousands)	$23,131	$27,501

See notes to financial statements.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2008	2007 (w)	2006
Net asset value, beginning	$18.50	$16.75	$18.96
Income from investment operations
Net investment income (loss)	(.04)	(.05)	(.03)
Net realized and unrealized gain (loss)	(3.78)	1.80	(.28)
Total from investment operations	(3.82)	1.75	(.31)
Distributions from
Net realized gain	--	--	(1.90)
Total distributions	--	--	(1.90)
Total increase (decrease) in net asset value	(3.82)	1.75	(2.21)
Net asset value, ending	$14.68	$18.50	$16.75

Total return*	(20.65%)	10.45%	(2.24%)
Ratios to average net assets:A
Net investment income (loss)	(.25%)	(.28%)	(.31%)
Total expenses	1.10%	1.06%	1.10%
Expenses before offsets	.93%	.94%	.93%
Net expenses	.92%	.92%	.92%
Portfolio turnover	55%	98%	160%
Net assets, ending (in thousands)	$8,878	$11,286	$26,460

	Years Ended
	September 30,	September 30,
Class I Shares	2005	2004
Net asset value, beginning	$19.26	$16.46
Income from investment operations
Net investment income (loss)	.06	.02
Net realized and unrealized gain (loss)	.25	2.78
Total from investment operations	.31	2.80
Distributions from
Net realized gain	(.61)	--
Total distributions	(.61)	--
Total increase (decrease) in net asset value	(.30)	2.80
Net asset value, ending	$18.96	$19.26

Total return*	1.42%	17.01%
Ratios to average net assets:A
Net investment income (loss)	.43%	.22%
Total expenses	1.16%	1.14%
Expenses before offsets	.93%	.93%
Net expenses	.92%	.92%
Portfolio turnover	169%	54%
Net assets, ending (in thousands)	$4,979	$2,878

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(w) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
RICHARD L. BAIRD, JR. AGE: 60	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29
DOUGLAS E. FELDMAN, M.D. AGE: 60	Trustee/ Director	1982 (CMF - 1992)	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
JOHN G. GUFFEY, JR. AGE: 60	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks (since 1998).	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 62	Trustee/ Director	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 71	Trustee/ Director	1982 (CMF - 1992)	Retired executive.	25	Acacia Federal Savings Bank
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 56	Trustee/ Director & President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	42
  Calvert Social Investment Foundation
  Pepco Holdings, Inc.
  Acacia Life Insurance Company (Chair)
  UNIFI Mutual Holding Company
  Ameritas Holding Company
  Acacia Financial Corp. (President & CEO)
  Acacia Realty Corp. (President and CEO)

DAVID R. ROCHAT AGE: 71	Trustee/ Director & Senior Vice President	1980 (CMF - 1992)	Executive Vice President of Calvert Asset Management Company, Inc. (prior to 2008) and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc. Vermont Quality Meats
D. WAYNE SILBY, Esq. AGE: 60	Trustee/ Director & Chair	1976 (CTFR - 1980) (CMF - 1992)	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The ICE Organization
OFFICERS
KAREN BECKER AGE: 56	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	1988 (CMF - 1992)	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.

TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 58	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 52	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 (CMF - 1992)	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1979 (CTFR - 1980) (CMF - 1992)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he was an officer of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert New Vision Small Cap Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund
Calvert Global Water Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert
Investments that make a difference®

E-Delivery Sign-up -- details inside

September 30, 2008

Annual Report

Calvert Income Fund

Calvert
Investments that make a difference®

A UNIFI Company

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com, click on My Account, and select the documents you would like to receive via e-mail.

If you're new to account access, you'll be prompted to set up a personal identification number for your account. Once you're in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps.

President's Letter
1

Portfolio Management Discussion
4

Shareholder Expense Example
8

Report of Independent Registered Public Accounting Firm
10

Schedule of Investments
11

Statement of Assets and Liabilities
24

Statement of Operations
25

Statements of Changes in Net Assets
26

Notes to Financial Statements
28

Financial Highlights
34

Explanation of Financial Tables
40

Proxy Voting and Availability of Quarterly Portfolio Holdings
42

Trustee and Officer Information Table
44

Dear Shareholder:

It has been a tumultuous 12 months for bonds, with this normally stable asset class roiled by the collapse in subprime mortgages, a deepening credit crunch, and a string of high-profile failures among financial institutions that have been major players in the debt markets. Banks and other financial institutions have tightened lending standards on a broad range of credit instruments, including mortgages, car loans, credit cards, and commercial paper. Calvert's taxable bond funds were not immune to the credit market turmoil, but our intensive credit research and relative value analysis helped us moderate the price declines in the fixed-income portfolios that we manage.

The subprime mortgage crisis, which was well underway at the beginning of the reporting period in late 2007 as the markets began to reassess the value of taking on additional investment risk, was the trigger for 2008's unprecedented market volatility. In March, the Federal Reserve organized the fire sale of investment bank Bear Stearns, a historic event that shook the fixed-income market. The markets were optimistic this would mark the low point of the credit crisis and seemed to be taking steps toward recovery into the summer. However, by July analysts had begun raising serious questions about the financial health of Fannie Mae and Freddie Mac, which caused the credit crisis to accelerate.

September 2008: An Extremely Turbulent Month

September 2008 was one of the most challenging months ever for bonds. The U.S. Treasury placed Fannie Mae and Freddie Mac, which issue a huge volume of their own debt and guarantee a large chunk of the residential mortgage-backed securities market, into conservatorship in early September. Then investment bank Lehman Brothers entered bankruptcy, the U.S. government bailed out insurer AIG, and Merrill Lynch agreed to be acquired by Bank of America. At the end of the month, it looked like Wachovia, another giant bank, would be acquired by Citigroup (after the end of the reporting period, Wachovia agreed to be acquired by Wells Fargo). These dislocations in the financial system indicated that the subprime mortgage crisis had become a complete meltdown in the credit market.

By the end of September, the U.S. Treasury and Federal Reserve had finally begun to take aggressive steps to ease the credit crisis that went beyond the bailout or takeover of individual institutions. The government organized a $700 billion financial rescue package designed to buy troubled assets from banks. At the end of September, the facilitating legislation was stuck in political limbo (it was eventually enacted in early October). However, corporate bonds had their worst month ever in September, losing 6.57% according to the Lehman U.S. Credit Index. Bonds issued by financial companies (measured by the Financial sector of the Lehman U.S. Credit Index) fared even worse in September, losing 12.86% in the month. At the opposite end of the bond performance spectrum, short-term U.S. Treasuries skyrocketed in value as investors flocked to them in a classic flight to quality.

Calvert Funds Turn in Strong Performance

Against this very volatile backdrop, Calvert's taxable fixed-income funds have performed well, with the majority beating their respective passive benchmark indexes for the reporting period. Most of our funds were able to outperform the broad market averages in large part because of the portfolio management team's disciplined adherence to a four-part investment process that optimizes duration, yield curve positioning, sector allocation, and credit quality for any market environment--even the extreme volatility that we experienced during the reporting period. Although the widespread volatility made it nearly impossible to completely avoid holdings that lost significant value--we did have exposure to two Icelandic banks whose bonds were marked down and which were recently taken over by their government--we avoided investing in many troubled assets. For example, we had no exposure at all to Lehman Brothers or AIG in our taxable bond funds.

While we have worked to minimize the impact on our shareholders of one of the most turbulent periods in the fixed-income market's history, we recognize that this period of declining asset values in virtually all corners of the financial markets has created great stress for investors. We encourage you to visit our website for frequent updates and commentary on economic and market developments from Calvert professionals. We are committed to continuing our efforts to identify opportunities that emerge in the fixed-income markets while we seek to meet our investors' long-term goals for stability and income.

As always, we appreciate your business and hope to continue to serve you in the months and years to come.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2008

As of September 30, 2008, the following companies represented the following percentages of net assets: Freddie Mac represented 0.1% of Calvert Income Fund; Merrill Lynch represented 0.7% of Calvert Long-Term Income Fund, 1.3% of Calvert Short Duration Income Fund, and 0.7% of Calvert Ultra-Short Income Fund; Bank of America represented 3.8% of Calvert Income Fund, 0.7% of Calvert Long-Term Income Fund, 1.5% of Calvert Short Duration Income Fund, and 0.5% of Calvert Ultra-Short Income Fund; Wachovia represented 1.4% of Calvert Income Fund, 1.7% of Calvert Long-Term Income Fund, 1.7% of Calvert Short Duration Income Fund, and 1.5% of Calvert Ultra-Short Income Fund; Citigroup represented 0.49% of Calvert Income Fund, 0.9% of Calvert Long-Term Income Fund, 0.5% of Calvert Short Duration Income Fund, and 1.0% of Calvert Ultra-Short Income Fund. All portfolio holdings are subject to change without notice.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager
of Calvert Asset Management Company

Performance

For the 12 months ended September 30, 2008, Calvert Income Fund Class A shares (at NAV) returned -3.01% versus -4.79% for the benchmark Lehman U.S. Credit Index. An underweight to corporate bonds helped the Fund outperform the benchmark.

Investment Climate

The 12-month period was one of the most difficult in the history of the U.S. credit markets. The turmoil that began in August 2007 expanded to the top of the credit-quality ladder--freezing the markets for high-quality municipal bonds and commercial paper as well as government-guaranteed housing agency and mortgage-backed securities. After surviving very tight year-end financing conditions, the collapse of investment bank Bear Stearns surprised the markets in March. Conditions deteriorated again when Fannie Mae and Freddie Mac started a mid-summer skid that ended with a government takeover in early September.

September continued to provide a dizzying and unprecedented chain of events. Lehman Brothers filed for bankruptcy, Bank of America bought struggling Merrill Lynch, the government rescued insurer AIG, and federal regulators seized and sold off the bulk of Washington Mutual's operations--and were orchestrating the sale of Wachovia at month's end. Goldman Sachs and Morgan Stanley opted to convert to commercial bank holding companies so they could borrow from the Federal Reserve. Finally, the House of Representatives rejected a $700 billion package to rescue the financial markets on September 29, which plunged the markets into chaos. (A similar relief package was signed into law later that week.)

The results of this protracted turmoil were a rush to safety and liquidity and a massive credit crunch. The Federal Reserve fought back throughout the period by expanding its existing liquidity-enhancement measures and launching new ones to pump cash into the banking system and support frozen short-term lending markets. In just the last few weeks of September, the central bank's balance sheet grew 50% to $1.5 trillion.

In the end, soaring demand for Treasury securities weighed heavily on yields as the benchmark 10-year Treasury note's yield fell 0.75 percentage points during the period to 3.85%. In fact, yields of short-term securities such as the three-month Treasury bill--which fell 2.90 percentage points to 0.92%--sank to the lowest levels since World War II.

Overall, headline inflation ran at a 5.4% pace as of August while core inflation was a tamer 2.5%1. Economic growth, as measured by gross domestic product, was expected to be just 1.2%2 for the reporting period.

Portfolio Strategy

The Fund was managed throughout the period with an underweight to corporate securities and a higher average credit-quality rating. This helped returns during a period when corporate bonds, in general, posted negative returns and underperformed comparable U.S. Treasury securities. The Portfolio also maintained a significant cash position.

Offsetting some of these contributions were markdowns in several securities issued by financial companies, including Glitnir Bank, Kaupthing Bank, Credit Agricole, and Wachovia.

Outlook

We expect the credit markets to slowly recover over the next year but do not expect a return to the heady times of a few years ago. While there are similarities to the credit crunch of the early 1990s, the problem is larger and more global in nature this time. Since financial institutions must rebuild capital, they are not inclined to increase lending. Therefore, we think the credit crunch may last through next year.

For the balance of the year, we expect economic growth to be sub-par or recessionary and we expect the Fed's target interest rate to remain at the current 1.5% target or possibly move lower. High energy and food prices remain a concern, although core inflation has remained stable and should be partly restrained by the drag from the housing recession.

Moving forward, the programs announced by the Federal Reserve and Treasury should help restore confidence for lending institutions and investors. Also, spreads between yields of corporate bonds and Treasuries remain near historically wide levels--offering attractive opportunities for fixed-income investors focused on long-term results.

October 2008

1. Source: Bureau of Labor Statistics consumer price indexes for August 2008.

2. Source: Commerce Dept. and Wall Street Journal August 2008 survey of professional forecasters.

As of September 30, 2008, the following companies represented the following percentages of Fund net assets: Bear Stearns 0.83%, Fannie Mae 0%, Freddie Mac 0.10%, Lehman Brothers 0%, Bank of America 2.42%, Merrill Lynch 0%, AIG 0%, Washington Mutual 0%, Goldman Sachs 0.60%, Morgan Stanley 0.51%, Glitnir Bank 2.30%, Kaupthing Bank 0.52%, Credit Agricole 1.81%, and Wachovia 1.4%. All portfolio holdings are subject to change without notice.

Portfolio Statistics
September 30, 2008

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	9/30/08	9/30/08
Class A	(3.34%)	(3.01%)
Class B	(3.78%)	(3.89%)
Class C	(3.68%)	(3.69%)
Class I	(3.04%)	(2.36%)
Class R**	(3.49%)	(3.33%)
Class Y***	(3.26%)	(2.79%)
Lehman U.S. Credit Index****	(7.23%)	(4.79%)
Lipper Corporate Debt Funds
BBB-Rated Avg.	(7.63%)	(6.20%)

Maturity Schedule
	Weighted Average
	9/30/08	9/30/07
	11 years	10 years

SEC Yields
	30 days ended
	9/30/08	9/30/07
Class A	4.88%	5.30%
Class B	4.20%	4.72%
Class C	4.36%	4.81%
Class I	5.74%	6.15%
Class R	4.77%	5.24%
Class Y	5.62%	N/A

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 3.75% front-end sales charge or any deferred sales charge.

**The Calvert Income Fund first offered Class R shares beginning on October 31, 2006. Performance results for Class R shares prior to October 31, 2006 reflect the performance of Class A shares at net asset value (NAV). Actual Class R share performance would have been lower than Class A share performance because of higher Rule 12b-1 fees and other class-specific expenses that apply to the Class R shares.

*** The Calvert Income Fund first offered Class Y shares beginning on February 29, 2008. Performance for Class Y Shares prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

**** Source: Lipper Analytical Services, Inc.

Portfolio Statistics
September 30, 2008

Average Annual Total Returns
(with max. load)
Class A Shares
One year	(6.57%)
Five year	2.52%
Ten year	5.81%
Class B Shares
One year	(7.61%)
Five year	2.51%
Since inception	4.90%
(7/30/99)
Class C Shares
One year	(4.59%)
Five year	2.59%
Since inception	4.99%
(7/31/00)

Portfolio Statistics
September 30, 2008
Average Annual Total Returns
Class I Shares
One year	(2.29%)
Five year	3.96%
Since inception	6.56%
(2/26/99)
Class R Shares*
One year	(3.20%)
Five year	3.19%
Ten year	6.16%
Class Y Shares*
One year	(2.73%)
Five year	3.35%
Ten year	6.24%

*See note regarding share class R and Y on previous page.

Performance Comparison

Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 3.75%, or deferred sales charge as applicable. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A, Class Y and Class R shares is plotted in the line graph. The value of an investment in another Class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

**Source: Lipper Analytical Services, Inc.

Portfolio Statistics
September 30, 2008
% of Total
Economic Sectors	Investments
Asset Backed Securities	6.0%
Banks	17.4%
Brokerages	1.5%
Commercial Mortgage Backed Securities	1.6%
Consumer Discretionary	0.1%
Energy	0.1%
Financials	1.9%
Financial Services	5.1%
Industrial	22.6%
Industrial - Finance	2.7%
Insurance	0.7%
Mortgage Backed Securities	0.1%
Municipal Obligations	10.8%
Real Estate Investment Trust	4.1%
Special Purpose	5.3%
Transportation	2.3%
U.S. Government Agency Obligations	6.6%
U.S. Treasury	7.5%
Utilities	3.6%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/08	9/30/08	4/1/08 - 9/30/08
Class A
Actual	$1,000.00	$966.60	$5.70
Hypothetical	$1,000.00	$1,019.20	$5.85
(5% return per year before expenses)
Class B
Actual	$1,000.00	$962.20	$9.97
Hypothetical	$1,000.00	$1,014.84	$10.23
(5% return per year before expenses)
Class C
Actual	$1,000.00	$963.20	$9.08
Hypothetical	$1,000.00	$1,015.75	$9.32
(5% return per year before expenses)
Class I
Actual	$1,000.00	$969.60	$2.58
Hypothetical	$1,000.00	$1,022.38	$2.65
(5% return per year before expenses)
Class R
Actual	$1,000.00	$965.10	$7.22
Hypothetical	$1,000.00	$1,017.65	$7.41
(5% return per year before expenses)
Class Y
Actual	$1,000.00	$967.40	$4.43
Hypothetical	$1,000.00	$1,020.50	$4.55
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.16%, 2.03%, 1.85%, 0.52%, 1.47% and 0.90% for Class A, Class B, Class C, Class I, Class R and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/366.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Income Fund:

We have audited the accompanying statement of assets and liabilities of the Calvert Income Fund (the Fund), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Income Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 21, 2008

Schedule of Investments
September 30, 2008
	Principal
Asset Backed Securities - 2.3%	Amount	Value
ACLC Business Loan Receivables Trust, 3.138%, 10/15/21 (e)(r)	$2,418,243	$2,282,069
AmeriCredit Automobile Receivables Trust:
5.11%, 10/6/10	855,608	855,292
3.43%, 7/6/11	6,137,139	6,096,330
Atherton Franchisee Loan Funding LLC, 7.08%, 5/15/20 (e)	1,908,078	1,903,098
Capital Auto Receivables Asset Trust:
5.40%, 10/15/09	11,047,913	11,056,857
5.22%, 11/16/09	8,964,002	8,983,733
Capital One Auto Finance Trust, 5.33%, 11/15/10	5,819,865	5,780,306
Captec Franchise Trust:
8.155%, 6/15/13 (e)	6,920,000	5,379,890
8.155%, 12/15/13 (e)	2,895,000	1,939,650
Countrywide Asset-Backed Certificates, 3.657%, 11/25/34 (r)	4,486,732	3,843,237
Discover Card Master Trust:
Series 2007-1, 2.481%, 8/15/12 (r)	6,200,000	6,108,104
Series 2008-A2, 4.086%, 9/17/12	5,800,000	5,641,083
Dunkin Securitization, 5.779%, 6/20/31 (e)	20,750,000	17,781,920
FMAC Loan Receivables Trust:
2.96%, 11/15/18 (e)(r)	10,928,799	423,491
6.74%, 11/15/20 (e)	1,767,486	1,474,521
GE Capital Credit Card Master Note Trust, 2.528%, 3/15/13 (r)	5,340,000	5,122,247
GE Dealer Floorplan Master Note Trust, 3.198%, 4/20/11 (r)	36,000,000	34,740,461
SLM Student Loan Trust, 3.039%, 12/15/17 (b)(r)	2,585,539	2,542,717

Total Asset Backed Securities (Cost $128,753,882)		121,955,006

Collateralized Mortgage-Backed Obligations
(privately originated) - 1.3%
American Home Mortgage Assets, 3.138%, 5/25/46 (r)	136,255,961	6,472,158
Chase Funding Mortgage Loan, 4.045%, 5/25/33	1,439,723	1,402,073
Impac CMB Trust:
3.847%, 9/25/34 (r)	1,328,444	1,092,915
3.467%, 4/25/35 (r)	7,022,730	3,924,749
3.517%, 4/25/35 (r)	2,516,478	1,099,092
3.477%, 5/25/35 (r)	8,961,259	6,055,995
3.527%, 8/25/35 (r)	7,679,632	4,436,328
MASTR Alternative Loans Trust, 6.25%, 7/25/36	21,060,389	15,397,395
Residential Accredit Loans, Inc., 6.00%, 12/25/35	7,037,148	6,414,116
Residential Asset Securitization Trust, 6.25%, 11/25/36	20,791,769	17,492,841
Structured Asset Securities Corp., 5.00%, 6/25/35	8,715,266	7,536,971
Washington Mutual Alternative Mortgage Pass-Through
Certificates, 0.733%, 7/25/46	134,088,274	1,340,883

Total Collateralized Mortgage-Backed Obligations
(privately originated) (Cost $89,760,086)		72,665,516

	Principal
Commercial Mortgage-Backed Securities - 3.4%	Amount	Value
Banc of America Commercial Mortgage, Inc., 5.449%, 1/15/49	$11,700,000	$10,495,719
Citigroup/Deutsche Bank Commercial Mortgage Trust,
5.205%, 12/11/49	45,600,000	42,826,608
Cobalt CMBS Commercial Mortgage Trust, 5.935%, 5/15/46 (r)	30,500,000	28,680,736
Crown Castle Towers LLC:
4.643%, 6/15/35 (e)	39,250,000	38,664,814
5.245%, 11/15/36 (e)	18,600,000	18,132,478
5.362%, 11/15/36 (e)	11,000,000	10,393,075
Enterprise Mortgage Acceptance Co. LLC, 0.65%, 1/15/27 (e)(r)	21,111,758	422,235
Global Signal:
Trust II, 4.232%, 12/15/14 (e)	12,895,000	12,758,996
Trust III, 5.361%, 2/15/36 (e)	22,820,000	22,954,410
Wachovia Bank Commercial Mortgage Trust, 0.565%,
12/15/35 (e)(r)	94,216,238	938,488

Total Commercial Mortgage-Backed Securities (Cost $193,046,385)		186,267,559

Corporate Bonds - 61.0%
AgFirst Farm Credit Bank:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (b)(r)	16,725,000	12,209,250
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (e)(r)	76,150,000	45,587,197
7.30%, 10/14/49 (e)	19,950,000	16,206,183
Alliance Mortgage Investments:
12.61%, 6/1/10 (b)(k)(r)*	3,077,944	-
15.36%, 12/1/10 (b)(k)(r)*	17,718,398	-
Anadarko Petroleum Corp., 3.219%, 9/15/09 (r)	43,950,000	43,045,427
ANZ National International Ltd., 6.20%, 7/19/13 (e)	3,900,000	3,871,569
APL Ltd., 8.00%, 1/15/24	13,525,000	11,631,500
ArcelorMittal:
5.375%, 6/1/13 (e)	5,000,000	4,808,927
6.125%, 6/1/18 (b)(e)	31,953,000	28,313,905
Asian Development Bank, 6.22%, 8/15/27	2,470,000	2,835,623
Atlantic Marine Corp. Communities LLC, 6.158%,
12/1/51 (b)(e)	23,670,000	18,424,728
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	53,561,000	2,678,050
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	21,885,000	21,114,237
BAC Capital Trust XV, 3.61%, 6/1/56 (r)	78,970,000	59,119,701
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	36,262,680	37,719,171
Bank of America, 3.404%, 5/12/10 (r)	132,625,000	130,889,469
Bank of Nova Scotia Trust Company of New York,
5.20%, 2/20/09	10,000,000	10,011,830
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (b)(e)	26,078,451	26,625,576
Bear Stearns Co's, Inc.:
3.096%, 1/30/09 (r)	6,670,000	6,628,432
3.852%, 3/30/09 (r)	7,920,000	7,844,312
2.901%, 8/21/09 (r)	2,000,000	1,964,931
2.901%, 2/23/10 (r)	1,510,000	1,486,414
3.186%, 7/19/10 (r)	21,560,000	21,316,195
2.931%, 10/22/10 (r)	6,000,000	5,866,691

	Principal
Corporate Bonds - Cont'd	Amount	Value
BellSouth Telecommunications, Inc., STEP, 0.00% to 12/15/15,
6.65% thereafter to 12/15/95 (r)	$20,000,000	$8,061,600
BF Saul, 7.50%, 3/1/14	9,435,000	8,031,544
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate
thereafter to 12/15/55 (r)	130,736,000	117,857,327
Bunge Ltd. Finance Corp., 4.375%, 12/15/08	20,150,000	20,072,075
C8 Capital SPV Ltd., 6.64% to 12/31/14, floating rate thereafter
to 12/31/49 (e)(r)	36,165,000	33,894,079
C10 Capital SPV Ltd., 6.722% to 12/31/16, floating rate
thereafter to 12/1/49 (e)(r)	5,000,000	4,627,400
CAM US Finance SA Sociedad Unipersonal, 2.951%,
2/1/10 (e)(r)	11,000,000	10,461,649
Camp Pendleton & Quantico Housing LLC, 5.937%, 10/1/43 (e)	1,150,000	1,170,402
Capmark Financial Group, Inc., 3.453%, 5/10/10 (r)	12,260,000	8,706,010
Cargill, Inc, 4.036%, 1/21/11 (e)(r)	44,455,000	44,296,473
Caterpillar Financial Services Corp.:
3.304%, 8/6/10 (r)	28,710,000	27,890,983
5.85%, 9/1/17	4,650,000	4,306,153
Chesapeake Energy Corp.:
6.50%, 8/15/17	17,866,000	15,722,080
7.25%, 12/15/18	59,045,000	54,469,012
Chevy Chase Bank FSB, 6.875%, 12/1/13	7,811,000	6,221,647
Chugach Electric Association, Inc., 6.55%, 3/15/11	2,780,000	2,868,718
Cinergy Global Resources, Inc., 6.20%, 11/3/08 (e)	13,500,000	13,520,557
CIT Group, Inc.:
2.927%, 8/17/09 (r)	2,745,000	2,264,625
2.939%, 3/12/10 (r)	4,970,000	3,528,700
6.10% to 3/15/17, floating rate thereafter
to 3/15/67 (r)	24,487,000	8,937,755
Citigroup, Inc., 8.40% to 4/30/18, floating rate thereafter
to 4/29/49 (b)(r)	31,080,000	21,154,913
Comcast Corp., 3.088%, 7/14/09 (r)	18,505,000	18,107,649
Compass Bancshares, Inc., 3.391%, 10/9/09 (e)(r)	18,200,000	18,123,394
Credit Agricole SA, 6.637% to 5/31/17, floating rate thereafter
to 5/29/49 (e)(r)	145,513,000	98,115,924
CVS Caremark Corp.:
3.111%, 6/1/10 (r)	4,930,000	4,672,682
4.317%, 9/10/10 (r)	9,600,000	9,401,967
Dime Community Bancshares, Inc.:
9.25%, 5/1/10 (e)	2,000,000	2,144,214
9.25%, 5/1/10	500,000	536,054
Discover Financial Services:
3.349%, 6/11/10 (r)	31,550,000	25,467,349
6.45%, 6/12/17	2,900,000	2,096,961
Dominion Resources, Inc.:
3.866%, 6/17/10 (r)	32,530,000	32,469,516
6.30% to 9/30/11, floating rate thereafter to 9/30/66 (r)	8,010,000	7,270,717
Duke Energy Corp., 4.20%, 10/1/08	9,081,000	9,080,033
Enterprise Products Operating LP, 7.034% to 1/15/18, floating
rate thereafter to 1/15/68 (r)	104,200,000	88,118,780
First Republic Bank, 7.75%, 9/15/12	500	500

	Principal
Corporate Bonds - Cont'd	Amount	Value
FMG Finance Pty Ltd.:
6.811%, 9/1/11 (e)(r)	$60,535,000	$56,902,900
10.00%, 9/1/13 (b)(e)	29,275,000	28,396,750
10.625%, 9/1/16 (e)	3,850,000	3,773,000
Ford Motor Credit Co. LLC:
5.538%, 1/13/12 (b)(r)	5,000,000	3,000,146
7.241%, 4/15/12 (r)	94,493,000	85,420,574
Fort Knox Military Housing:
5.815%, 2/15/52 (e)	11,225,000	9,218,082
5.915%, 2/15/52 (e)	10,455,000	8,602,269
Giants Stadium LLC, 9.49%, 4/1/37 (e)(r)	14,125,000	14,125,000
Glitnir Banki HF:
2.951%, 10/15/08 (e)(g)(r)(t)	30,230,000	29,992,519
3.046%, 4/20/10 (e)(r)(t)	42,295,000	30,518,252
4.75%, 10/15/10 (e)(t)	6,000,000	4,197,714
3.226%, 1/21/11 (e)(r)(t)	35,220,000	23,160,381
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)(t)	8,400,000	3,882,320
6.375%, 9/25/12 (b)(e)(t)	51,200,000	32,448,000
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (e)	37,050,000	36,655,418
Golden State Petroleum Transport Corp., 8.04%, 2/1/19	11,594,482	12,180,119
Goldman Sachs Group, Inc.:
2.887%, 11/16/09 (r)	12,600,000	11,718,000
3.27%, 12/23/09 (r)	5,860,000	5,852,649
3.29%, 12/23/09 (r)	5,964,000	5,479,067
3.869%, 6/28/10 (r)	10,480,000	9,563,000
Great River Energy:
5.829%, 7/1/17 (e)	66,116,921	66,860,075
6.254%, 7/1/38 (e)	17,750,000	16,562,347
HBOS plc:
6.657% to 5/21/37, floating rate thereafter to 5/29/49 (e)(r)	24,270,000	13,726,821
6.413% to 10/1/35, floating rate thereafter to 9/29/49 (e)(r)	2,400,000	1,353,696
Hewlett-Packard Co., 3.21%, 9/3/09 (r)	25,965,000	25,886,689
Home Depot, Inc., 2.944%, 12/16/09 (r)	8,190,000	7,696,068
HRPT Properties Trust, 3.419%, 3/16/11 (r)	39,710,000	36,725,446
HSBC Holdings plc, 6.80%, 6/1/38	1,000,000	846,782
Huntington National Bank, 4.65%, 6/30/09	14,310,000	14,016,308
Independence Community Bank Corp., 3.75% to 4/1/09,
floating rate thereafter to 4/1/14 (r)	20,910,000	16,737,863
Ingersoll-Rand Co. Ltd., 6.015%, 2/15/28	10,340,000	10,844,425
Ingersoll-Rand Global Holding Co. Ltd., 4.304%, 8/13/10 (r)	39,650,000	39,650,000
Jersey Central Power & Light Co., 5.625%, 5/1/16	4,985,000	4,566,260
John Deere Capital Corp.:
3.261%, 2/26/10 (r)	13,000,000	12,764,303
3.485%, 1/18/11 (r)	3,300,000	3,216,075
JPMorgan Chase & Co.:
2.36%, 10/28/08 (r)	72,800,000	72,821,684
7.00%, 11/15/09	11,497,000	11,808,137
3.291%, 1/22/10 (r)	36,900,000	36,733,898
Kaupthing Bank HF:
3.491%, 1/15/10 (e)(r)(t)	39,000,000	25,803,034
5.75%, 10/4/11 (b)(e)(t)	3,350,000	2,152,375
Koninklijke Philips Electronics NV, 3.968%, 3/11/11 (r)	62,930,000	62,564,070
Kraft Foods, Inc., 3.303%, 8/11/10 (r)	2,300,000	2,258,777

	Principal
Corporate Bonds - Cont'd	Amount	Value
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	$51,398,000	$43,431,310
Leucadia National Corp.:
7.00%, 8/15/13	22,745,000	21,380,300
8.125%, 9/15/15	44,170,000	43,137,033
LL & P Wind Energy, Inc. Washington Revenue Bonds:
5.733%, 12/1/17	8,060,000	7,820,860
5.983%, 12/1/22	14,695,000	14,436,368
6.192%, 12/1/27	3,925,000	3,860,630
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	51,271,000	512,710
8.30%, 12/1/37 (e)(m)*	33,720,000	337,200
8.45%, 12/1/97 (e)(m)*	1,000,000	10,000
M&I Marshall & Ilsley Bank, 3.083%, 12/4/12 (r)	11,675,000	9,355,633
M&T Bank Corp., 6.625%, 12/4/17	4,065,000	3,408,170
McGuire Air Force Base Military Housing Project, 5.611%,
9/15/51 (e)	11,420,000	9,093,632
Meridian Funding Co. LLC, 2.991%, 10/6/08 (e)(r)	1,302,464	1,251,768
Metropolitan Life Global Funding I, 3.961%, 6/25/10 (e)(r)	15,900,000	15,861,023
Mid-Atlantic Family Military Communities LLC, 5.24%,
8/1/50 (e)	23,150,000	17,462,045
Morgan Stanley, 3.041%, 1/9/12 (r)	41,550,000	27,423,000
National Fuel Gas Co., 6.50%, 4/15/18 (e)	4,800,000	4,545,638
NationsBank Capital Trust III, 3.341%, 1/15/27 (r)	1,677,000	1,182,158
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	22,379,000	22,408,678
6.90%, 10/1/37	10,460,000	10,880,419
6.59%, 7/7/38	4,023,000	4,202,285
Noble Group Ltd.:
8.50%, 5/30/13 (b)(e)	27,050,000	22,316,250
6.625%, 3/17/15 (b)(e)	24,660,000	18,044,215
Ohana Military Communities LLC:
5.462%, 10/1/26 (e)	17,500,000	15,344,525
5.88%, 10/1/51 (e)	20,000,000	16,391,600
6.00%, 10/1/51 (e)	13,120,000	11,370,448
6.15%, 10/1/51 (e)	10,000,000	8,909,500
OPTI Canada, Inc., 7.875%, 12/15/14	2,650,000	2,404,875
Orkney Re II plc, Series B, 6.069%, 12/21/35 (b)(e)(r)(z)	19,550,000	3,508,052
Overseas Shipholding Group, Inc., 7.50%, 2/15/24	4,465,000	3,951,525
Pacific Pilot Funding Ltd., 3.536%, 10/20/16 (e)(r)	6,144,849	6,052,879
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	11,250,000	10,816,611
Pepco Holdings, Inc., 3.435%, 6/1/10 (r)	5,000,000	4,880,515
Pioneer Natural Resources Co.:
5.875%, 7/15/16	12,285,000	10,984,032
6.65%, 3/15/17	38,255,000	34,436,136
6.875%, 5/1/18	35,975,000	32,177,193
7.20%, 1/15/28	10,012,000	8,611,011
Post Apartment Homes LP VRDN, 6.60%, 7/15/29 (r)	31,700,000	31,700,000
PPF Funding, Inc., 5.35%, 4/15/12 (e)	3,000,000	2,949,656
Preferred Term Securities IX Ltd., 3.558%, 4/3/33 (e)(r)	765,236	579,666
ProLogis :
3.058%, 8/24/09 (r)	81,750,000	79,301,310
6.625%, 5/15/18	3,000,000	2,577,271
Public Steers Trust, 6.646%, 11/15/18 (b)	4,295,017	2,422,303

	Principal
Corporate Bonds - Cont'd	Amount	Value
Puget Sound Energy, Inc., 7.02%, 12/1/27	$571,000	$519,267
RBS Capital Trust IV, STEP, 4.562%, 9/29/49 (r)	19,868,000	13,661,255
Renaissance Ketchikan Group LLC VRDN, 4.20%, 9/1/33 (r)	10,000,000	10,000,000
Richmond County Capital Corp., 5.963%, 7/15/49 (b)(e)(r)	10,000,000	6,200,000
Roper Industries, Inc., 6.625%, 8/15/13	13,830,000	14,024,183
Rouse Co., 8.00%, 4/30/09	8,000,000	7,539,855
Royal Bank of Scotland Group plc, 7.64% to 9/29/17,
floating rate thereafter to 3/31/49 (b)(r)	47,300,000	30,272,000
Santander Issuances SA Unipersonal, 3.564%, 6/20/16 (e)(r)	25,000,000	23,780,657
Skyway Concession Co. LLC, 4.042%, 6/30/17 (b)(e)(r)	10,140,000	8,326,157
SLM Corp.:
3.00%, 1/26/09 (r)	6,330,000	5,887,147
2.94%, 7/27/09 (r)	5,845,000	5,201,901
Sovereign Bancorp, Inc., 3.09%, 3/1/09 (r)	34,883,000	28,506,109
Sovereign Bank, 4.511% to 8/1/13 (r)	22,215,000	14,661,900
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697%
thereafter to 10/15/97 (b)(e)(r)	26,500,000	4,282,930
Sterling Equipment, Inc., 6.125%, 9/28/19	302,042	336,025
TEPPCO Partners LP, 7.00% to 6/1/17, floating thereafter
to 6/1/67 (r)	19,730,000	16,563,315
TIERS Trust:
8.45%, 12/1/17 (b)(e)(n)*	8,559,893	85,599
STEP, 0.00% to 4/15/18, 7.697% thereafter to
10/15/97 (b)(e)(r)	11,001,000	2,013,513
STEP, 0.00% to 10/15/28, 7.697% thereafter to 10/1/97 (b)(r)	15,000,000	791,100
STEP, 0.00% to 10/15/33, 7.697% thereafter to
10/15/97 (b)(e)(r)	12,295,000	327,047
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/11 (e)	7,600,000	6,626,721
2/15/28 (b)(e)	16,737,000	2,871,734
2/15/29 (b)(e)	12,600,000	1,973,790
2/15/43 (e)	196,950,000	37,333,027
2/15/45 (b)(e)	650,326,134	75,893,060
United Parcel Services, Inc., 3.259%, 3/27/50 (r)	2,030,000	2,030,846
UnitedHealth Group, Inc.:
3.384%, 6/21/10 (r)	32,550,000	31,490,595
4.102%, 2/7/11 (r)	14,940,000	14,759,781
Verizon North, Inc., 5.634%, 1/1/21 (e)	4,785,000	4,184,613
Wachovia Bank, 3.704%, 5/14/10 (r)	54,000,000	44,202,456
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate
thereafter to 3/15/42 (r)	75,288,000	31,620,960
Wells Fargo Bank:
6.584%, 9/1/27 (e)	6,080,000	6,309,824
6.734%, 9/1/47 (e)	37,970,000	39,834,327
Wells Fargo Capital XIII, 7.70% to 3/26/13, floating rate
thereafter to 12/29/49 (r)	2,510,000	2,188,745
Weyerhaeuser Co., 4.198%, 9/24/09 (r)	36,390,000	35,759,932
Whitney National Bank, 5.875%, 4/1/17	3,000,000	2,845,871
Xerox Corp., 3.626%, 12/18/09 (r)	3,250,000	3,226,631
Xstrata Finance Dubai Ltd., 3.154%, 11/13/09 (e)(r)	13,660,000	13,513,952

Total Corporate Bonds (Cost $3,825,519,352)		3,295,927,311

	Principal
Taxable Municipal Obligations - 9.8%	Amount	Value
Abag Finance Authority for Nonprofit Corps. Revenue VRDN,
4.75%, 6/1/37 (r)	$60,000,000	$60,000,000
Alabaster Alabama GO Bonds:
5.38%, 4/1/19	780,000	735,758
5.40%, 4/1/20	840,000	790,574
5.45%, 4/1/21	880,000	825,343
Alameda California Corridor Transportation Authority
Revenue Bonds, Zero Coupon:
10/1/09	5,155,000	4,965,038
10/1/10	16,230,000	15,077,508
Anaheim California Redevelopment Agency Tax Allocation Bonds:
5.759%, 2/1/18	1,795,000	1,768,775
6.506%, 2/1/31	3,875,000	3,994,738
Azusa California Redevelopment Agency Tax Allocation Bonds,
5.765%, 8/1/17	3,760,000	3,893,781
Baltimore Maryland General Revenue Bonds:
5.03%, 7/1/13	1,460,000	1,459,883
5.05%, 7/1/14	1,520,000	1,513,145
5.07%, 7/1/15	1,340,000	1,320,423
5.27%, 7/1/18	2,435,000	2,335,287
Bartow-Cartersville Georgia Joint IDA Revenue Bonds,
5.55%, 11/1/20	3,970,000	3,733,229
Boynton Beach Florida Community Redevelopment Agency Tax
Allocation Revenue Bonds, 5.10%, 10/1/15	1,290,000	1,308,666
Brownsville Texas Utility System Revenue Bonds:
5.084%, 9/1/16	2,000,000	1,902,680
5.204%, 9/1/17	2,275,000	2,150,307
5.304%, 9/1/19	1,000,000	940,960
Burlingame California PO Revenue Bonds, 5.285%, 6/1/12	1,775,000	1,785,561
California Statewide Communities Development Authority
Revenue Bonds:
5.44%, 8/1/10	1,560,000	1,590,170
5.61%, 8/1/14	2,270,000	2,356,623
Zero Coupon, 6/1/15	3,425,000	2,392,363
Zero Coupon, 6/1/15	1,205,000	841,693
Zero Coupon, 6/1/16	2,620,000	1,700,144
Zero Coupon, 6/1/17	2,710,000	1,627,491
Zero Coupon, 6/1/17	1,835,000	1,102,009
Zero Coupon, 6/1/18	2,810,000	1,572,588
Zero Coupon, 6/1/19	1,975,000	1,023,583
Chicago Illinois GO Bonds, 5.30%, 1/1/14	1,940,000	1,899,008
College Park Georgia Revenue Bonds:
5.631%, 1/1/11	4,965,000	5,087,933
5.658%, 1/1/12	2,500,000	2,546,350
5.688%, 1/1/13	5,540,000	5,637,227
Commonwealth Pennsylvania Financing Authority Revenue
Bonds, 5.631%, 6/1/23	7,700,000	7,997,605
Detroit Michigan GO Bonds, 5.15%, 4/1/25	14,605,000	12,587,319
Eugene Oregon Electric Utilities Revenue Bonds, Zero Coupon,
8/1/25	1,500,000	543,645
Fairfield California PO Revenue Bonds, 5.34%, 6/1/25	1,960,000	1,807,238

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Florida State First Governmental Financing Commission
Revenue Bonds:
5.05%, 7/1/14	$285,000	$281,483
5.10%, 7/1/15	300,000	293,463
Fort Wayne Indiana Redevelopment District Revenue Bonds,
5.24%, 6/1/21	1,250,000	1,166,425
Georgetown University Washington DC Revenue Bonds,
7.22%, 4/1/19	16,290,000	16,249,275
Grant County Washington Public Utility District No. 2
Revenue Bonds:
5.11%, 1/1/13	1,210,000	1,204,882
4.76%, 1/1/13	400,000	393,032
5.29%, 1/1/20	2,415,000	2,326,152
5.48%, 1/1/21	990,000	973,784
Hoffman Estates Illinois GO Bonds, 5.15%, 12/1/17	1,135,000	1,062,292
Howell Township New Jersey School District GO Bonds,
5.30%, 7/15/19	660,000	652,476
Indiana State Bond Bank Revenue Bonds:
5.72%, 1/15/15	2,430,000	2,447,472
5.82%, 7/15/17	3,925,000	3,840,495
6.01%, 7/15/21	13,515,000	13,442,154
Inglewood California Pension Funding Revenue Bonds:
4.79%, 9/1/11	235,000	235,021
4.82%, 9/1/12	250,000	248,810
4.90%, 9/1/13	260,000	256,597
4.94%, 9/1/14	275,000	269,739
4.95%, 9/1/15	285,000	275,461
Jersey City New Jersey GO Bonds, 5.38%, 9/1/16	7,755,000	7,890,170
Kansas City Missouri Airport Revenue Bonds, 5.125%, 9/1/17	4,485,000	4,147,773
King County Washington Housing Authority Revenue Bonds,
6.375%, 12/31/46	4,550,000	4,635,677
La Mesa California COPs, 6.32%, 8/1/26	1,305,000	1,332,875
La Verne California, 5.62%, 6/1/16	1,000,000	981,210
Lancaster Pennsylvania Parking Authority Revenue Bonds,
5.95%, 12/1/25	2,450,000	2,353,127
Long Beach California Bond Finance Authority Revenue Bonds:
5.34%, 8/1/35	5,000,000	4,234,150
5.44%, 8/1/40	5,000,000	4,231,900
Massachusetts State Development Finance Agency Revenue
VRDN, 8.08%, 10/1/31 (r)	5,000,000	5,000,000
Metropolitan Washington DC Airport Authority System
Revenue Bonds:
5.59%, 10/1/25	2,785,000	2,638,788
5.69%, 10/1/30	2,835,000	2,621,099
Michigan State Municipal Bond Authority Revenue Bonds,
5.252%, 6/1/15	6,200,000	6,058,578
Mississippi State Development Bank SO Revenue Bonds:
5.20%, 7/1/09	8,835,000	8,904,797
5.19%, 7/1/10	6,290,000	6,384,727
5.21%, 7/1/11	9,275,000	9,422,844
5.375%, 1/1/22	1,265,000	1,187,797
5.60%, 1/1/26	1,470,000	1,368,364

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Mississippi State Development Bank SO Revenue Bonds:
Project A, 5.04%, 6/1/20	$1,940,000	$1,842,903
Project B, 5.04%, 6/1/20	990,000	940,450
Moreno Valley California Public Financing Authority Revenue
Bonds, 5.549%, 5/1/27	4,385,000	4,063,229
Nevada State Department of Business & Industry Lease Revenue
Bonds, 5.87%, 6/1/27	1,210,000	1,169,961
New Hampshire State Health & Education Facilities Authority
Revenue VRDN, 8.00%, 7/1/32, LOC: RBS Citizens (r)	3,200,000	3,200,000
New York City IDA Revenue Bonds, 6.027%, 1/1/46	12,000,000	11,779,200
New York State Housing Finance Agency Revenue VRDN,
8.90%, 5/15/37 (r)	18,000,000	18,000,000
New York State Sales Tax Asset Receivables Corp. Revenue Bonds:
3.60%, 10/15/08	1,500,000	1,500,825
4.06%, 10/15/10	1,000,000	994,680
4.42%, 10/15/12	10,500,000	10,536,960
Northwest Washington Electric Energy Revenue Bonds:
4.06%, 7/1/09	1,150,000	1,146,193
4.49%, 7/1/11	2,500,000	2,518,575
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.252%, 9/1/16	1,925,000	1,928,118
5.653%, 9/1/21	19,635,000	19,027,493
Oceanside California PO Revenue Bonds:
4.95%, 8/15/16	2,215,000	2,074,259
5.14%, 8/15/18	2,760,000	2,555,567
5.20%, 8/15/19	3,070,000	2,840,947
5.25%, 8/15/20	3,395,000	3,139,934
Oconomowoc Wisconsin Area School District GO Bonds,
5.44%, 3/1/21	780,000	725,299
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon,
4/15/19	3,375,000	1,747,744
Philadelphia Pennsylvania School District GO Bonds, 5.09%,
7/1/20	7,990,000	7,721,935
Pittsburgh Pennsylvania GO Bonds, 5.54%, 9/1/09	19,670,000	19,846,046
Pomona California Public Financing Authority Revenue Bonds,
5.718%, 2/1/27	6,015,000	5,686,882
Rio Rancho New Mexico Event Center Revenue Bonds,
5.00%, 6/1/20	3,260,000	2,976,152
Riverside California Public Financing Authority Tax Allocation Bonds:
5.19%, 8/1/17	1,885,000	1,752,918
5.24%, 8/1/17	2,920,000	2,939,272
Sacramento City California Financing Authority Tax Allocation
Revenue Bonds:
5.11%, 12/1/13	1,235,000	1,208,275
5.54%, 12/1/20	21,940,000	20,517,630
San Bernardino California Joint Powers Financing Authority
Tax Allocation Bonds, 5.625%, 5/1/16	5,430,000	5,375,320
San Diego California Redevelopment Agency Tax Allocation
Bonds, 6.00%, 9/1/21	2,515,000	2,399,712
San Jose California Redevelopment Agency Tax Allocation Bonds:
4.54%, 8/1/12	3,105,000	3,039,950
5.10%, 8/1/20	3,960,000	3,532,914
5.46%, 8/1/35	5,300,000	4,664,636

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Santa Cruz County California Redevelopment Agency Tax
Allocation Revenue Bonds, 5.60%, 9/1/25	$1,815,000	$1,678,512
Santa Fe Springs California Community Development
Commission Tax Allocation Bonds, 5.35%, 9/1/18	1,265,000	1,180,549
Sonoma County California PO Revenue Bonds, 6.625%, 6/1/13	6,695,000	7,185,074
Thousand Oaks California Redevelopment Agency Tax
Allocation Bonds:
5.00%, 12/1/12	675,000	672,847
5.00%, 12/1/13	710,000	702,446
5.00%, 12/1/14	745,000	729,482
5.125%, 12/1/15	785,000	760,602
5.125%, 12/1/16	830,000	788,035
5.25%, 12/1/21	5,070,000	4,704,960
5.375%, 12/1/21	4,880,000	4,583,442
University of Central Florida COPs, 5.125%, 10/1/20	3,750,000	3,157,237
Utah State Housing Corp. Military Housing Revenue Bonds:
5.392%, 7/1/50	11,735,000	10,407,419
5.442%, 7/1/50	3,990,000	3,564,387
Vigo County Indiana Industrial Redevelopment Authority
Revenue Bonds, 5.30%, 2/1/21	2,750,000	2,545,235
Virginia State Housing Development Authority Revenue Bonds,
5.35%, 7/1/14	2,025,000	2,040,754
Washington State Nonprofit Housing Finance Commission
Revenue VRDN, 9.00%, 7/1/33 (r)	20,010,000	20,010,000
West Contra Costa California Unified School District COPs:
5.03%, 1/1/20	3,190,000	2,939,138
5.15%, 1/1/24	3,630,000	3,293,753
Wilkes-Barre Pennsylvania GO Bonds, 5.28%, 11/15/19	2,025,000	1,867,516

Total Taxable Municipal Obligations (Cost $540,289,599)		528,032,901

U.S. Government Agencies and Instrumentalities - 6.2%
Central American Bank For Economic Integration AID Bonds,
Guaranteed by the United States Agency of International
Development, 6.79%, 10/1/10	2,209,278	2,290,933
Fannie Mae, 5.50%, 12/25/16	1,439,516	1,461,890
Federal Home Loan Bank Discount Notes, 10/1/08	300,000,000	300,000,000
Freddie Mac:
STEP, 4.10% to 1/28/09, 5.80% thereafter to 1/28/14 (r)	5,000,000	5,019,795
5.00%, 10/15/29	7,303,510	385,029
Ginnie Mae, 11.00%, 10/15/15	513	566
Government National Mortgage Association, 5.50%, 1/16/32	13,415,097	1,775,872
Overseas Private Investment Corp., 4.05%, 11/15/14	1,984,800	2,035,313
Small Business Administration:
5.038%, 3/10/15	6,247,363	6,103,721
4.94%, 8/10/15	15,309,662	14,992,176

Total U.S. Government Agencies and Instrumentalities
(Cost $334,389,595)		334,065,295

	Principal
U.S. Treasury - 7.0%	Amount	Value
United States Treasury Bonds:
5.25%, 2/15/29	$23,000,000	$25,490,469
5.375%, 2/15/31	125,000	142,012
4.75%, 2/15/37	1,573,000	1,685,322
5.00%, 5/15/37	28,609,000	31,876,685
4.375%, 2/15/38	157,375,000	159,366,777
4.50%, 5/15/38	37,250,000	38,460,623
United States Treasury Notes:
2.75%, 2/28/13	910,000	905,734
3.125%, 9/30/13	3,950,000	3,976,540
4.625%, 2/15/17	70,000	74,616
3.50%, 2/15/18	10,000	9,811
4.00%, 8/15/18	112,795,000	114,381,184

Total U.S. Treasury (Cost $374,148,211)		376,369,773

Certificates of Deposit - 0.8%
Deutsche Bank, 3.476%, 6/18/10 (r)	44,850,000	44,749,401

Total Certificates of Deposit (Cost $44,850,000)		44,749,401

Equity Securities - 1.0%	Shares
Conseco, Inc. *	1,204,755	4,240,738
Double Eagle Petroleum Co., Preferred	105,000	2,459,100
First Republic Preferred Capital Corp., Preferred (e)	6,050	4,598,000
Ford Motor Co. *	473,761	2,463,557
MFH Financial Trust I, Preferred (b)(e)	400,000	15,349,200
Roslyn Real Estate Asset Corp., Preferred (b)(e)	222	14,652,000
Woodbourne Capital:
Trust I, Preferred (b)(e)	6,450,000	2,902,500
Trust II, Preferred (b)(e)	6,450,000	2,902,500
Trust III, Preferred (b)(e)	6,450,000	2,902,500
Trust IV, Preferred (b)(e)	6,450,000	2,902,500

Total Equity Securities (Cost $122,704,170)		55,372,595

TOTAL INVESTMENTS (Cost $5,653,461,280) - 92.8%		5,015,405,357
Other assets and liabilities, net - 7.2%		391,860,879
Net Assets - 100%		$5,407,266,236

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
5 Year U.S. Treasury Notes	574	12/08	$64,422,531	($450,736)
10 Year U.S. Treasury Notes	2	12/08	229,250	(3,875)
U.S. Treasury Bonds	110	12/08	12,888,906	(286,884)
Total Purchased				($741,495)
Sold:
2 Year U.S. Treasury Notes	5,777	12/08	1,223,028,438	$3,348,377
Total Sold				$3,348,377

* Non-income producing security.

(b) This security was valued by thte Board of Trustees. See Note A.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g) Subsequent to year end, Glitnir Banki HF defaulted on the principal and interest payments due on October 15, 2008.

(k) Alliance Bankcorp and its affiliates filed for chapter 7 bankruptcy on July 13, 2007. As as result, the value of the bonds was marked down to $0 and is no longer accruing interest.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(t) Subsequent to year end, this security is no longer accruing interest.

(z) Effective April 2008, this security is no longer accruing interest.

Abbreviations:

COPs: Certificates of Participation

FSB: Federal Savings Bank

GO: General Obligation

IDA: Industrial Development Authority

LLC: Limited Liability Corporation

LP: Limited Partnership

MFH: Multi - Family Housing

PO: Pension Obligation

SO: Special Obligation

STEP: Stepped Coupon bond for which the coupon rate of interest will adjust on specific future date(s).

VRDN: Variable Rate Demand Note

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2008
Assets
Investments in securities, at value (Cost $5,653,461,280) - see accompanying schedule	$5,015,405,357
Cash	455,317,254
Receivable for securities sold	156,048,565
Receivable for futures variation margin	7,254,270
Receivable for shares sold	13,442,075
Interest and dividends receivable	48,519,547
Collateral at Broker (cash)	7,739,697
Other assets	73,412
Total assets	5,703,800,177

Liabilities
Payable for securities purchased	268,697,137
Payable for shares redeemed	22,116,894
Payable to Calvert Asset Management Company, Inc.	2,635,250
Payable to Calvert Administrative Services Company	1,206,630
Payable to Calvert Shareholder Services, Inc.	69,617
Payable to Calvert Distributors, Inc.	1,448,673
Accrued expenses and other liabilities	359,740
Total liabilities	296,533,941
Net Assets	$5,407,266,236

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 293,837,855 shares outstanding	$4,994,094,866
Class B: 6,273,450 shares outstanding	111,997,763
Class C: 31,498,130 shares outstanding	530,462,745
Class I: 23,368,020 shares outstanding	390,474,628
Class R: 405,109 shares outstanding	6,617,759
Class Y: 685,481 shares outstanding	10,911,781
Undistributed net investment income (loss)	(1,811,061)
Accumulated net realized gain (loss) on investments	(33,204)
Net unrealized appreciation (depreciation) on investments	(635,449,041)
Net Assets	$5,407,266,236

Net Asset Value Per Share
Class A (based on net assets of $4,462,548,730)	$15.19
Class B (based on net assets of $94,880,347)	$15.12
Class C (based on net assets of $478,073,486)	$15.18
Class I (based on net assets of $355,102,862)	$15.20
Class R (based on net assets of $6,179,374)	$15.25
Class Y (based on net assets of $10,481,437)	$15.29

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2008
Net Investment Income
Investment Income:
Interest income	$357,299,276
Dividend income	9,418,026
Total investment income	366,717,302

Expenses:
Investment advisory fee	23,359,832
Administrative fees	15,737,217
Transfer agency fees and expenses	12,062,093
Distribution Plan expenses:
Class A	12,648,817
Class B	1,498,386
Class C	5,179,267
Class R	18,170
Trustees' fees and expenses	281,209
Custodian fees	582,543
Registration	53,763
Report to shareholders	1,015,767
Professional fees	121,148
Accounting fees	639,654
Miscellaneous	210,352
Total expenses	73,408,218
Reimbursement from Advisor:
Class R	(11,169)
Class Y	(9,879)
Fees paid indirectly	(285,421)
Net expenses	73,101,749

Net Investment Income	293,615,553

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(33,388,443)
Futures	47,986,024
14,597,581
Change in unrealized appreciation (depreciation) on:
Investments	(479,442,448)
Futures	1,268,260
(478,174,188)

Net Realized and Unrealized Gain
(Loss)	(463,576,607)

Increase (Decrease) in Net Assets
Resulting From Operations	($169,961,054)

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$293,615,553	$243,301,117
Net realized gain (loss)	14,597,581	103,389,772
Change in unrealized appreciation (depreciation)	(478,174,188)	(104,892,865)

Increase (Decrease) in Net Assets
Resulting From Operations	(169,961,054)	241,798,024

Distributions to shareholders from
Net investment income:
Class A Shares	(245,212,080)	(209,655,214)
Class B Shares	(6,076,118)	(9,765,931)
Class C Shares	(21,502,725)	(18,117,237)
Class I Shares	(19,910,009)	(9,061,107)
Class R Shares	(161,326)	(8,845)
Class Y Shares	(31,919)	--
Net realized gain:
Class A Shares	(87,053,456)	--
Class B Shares	(3,137,805)	--
Class C Shares	(8,738,853)	--
Class I Shares	(5,705,708)	--
Class R Shares	(31,543)
Total distributions	(397,561,542)	(246,608,334)
Capital share transactions:
Shares sold:
Class A Shares	1,553,740,829	2,070,918,612
Class B Shares	11,937,037	18,120,638
Class C Shares	120,043,202	188,665,383
Class I Shares	134,754,516	244,487,418
Class R Shares	5,964,863	1,305,187
Class Y Shares	10,924,458	--
Reinvestment of distributions:
Class A Shares	256,973,806	161,710,542
Class B Shares	6,825,274	6,876,409
Class C Shares	15,774,933	9,390,349
Class I Shares	22,061,810	8,615,583
Class R Shares	60,134	175
Class Y Shares	31,841	--
Redemption fees:
Class A Shares	123,007	109,311
Class B Shares	440	1,605
Class C Shares	4,545	2,257
Class I Shares	866	515
Class R Shares	215	--
Class Y Shares	--	--
Shares redeemed:
Class A Shares	(1,903,261,804)	(1,063,599,149)
Class B Shares	(118,322,242)	(103,373,508)
Class C Shares	(113,277,680)	(83,873,475)
Class I Shares	(78,859,892)	(16,944,144)
Class R Shares	(710,403)	(2,659)
Class Y Shares	(44,937)	--
Total capital share transactions	(75,255,182)	1,442,411,049

Total Increase (Decrease) in Net Assets	(642,777,778)	1,437,600,739

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Net Assets	2008	2007
Beginning of year	$6,050,044,014	$4,612,443,275
End of year (including distributions in excess of net investment income of $1,811,061 and $1,865,570, respectively)	$5,407,266,236	$6,050,044,014

Capital Share Activity
Shares sold:
Class A Shares	95,111,265	123,524,457
Class B Shares	733,617	1,083,060
Class C Shares	7,343,554	11,258,351
Class I Shares	8,211,338	14,614,029
Class R Shares	367,375	77,985
Class Y Shares	686,320	--
Reinvestment of distributions:
Class A Shares	15,790,546	9,670,355
Class B Shares	418,540	411,863
Class C Shares	969,382	561,898
Class I Shares	1,356,936	515,953
Class R Shares	3,756	10
Class Y Shares	2,045	--
Shares redeemed:
Class A Shares	(117,662,459)	(63,533,244)
Class B Shares	(7,280,790)	(6,189,773)
Class C Shares	(7,009,618)	(5,010,034)
Class I Shares	(4,888,542)	(1,013,745)
Class R Shares	(43,857)	(160)
Class Y Shares	(2,884)	--
Total capital share activity	(5,893,476)	85,971,005

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Income Fund (the Fund), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers six classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class R shares are generally only available to certain retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares have no front-end or deferred sales charge and have a higher level of expenses than Class A Shares. Effective February 29, 2008, the Fund began to offer Class Y shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2008, securities valued at $398,885,360 or 7.4% of net assets were fair valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are covered with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Schedule of Investments footnotes on page 23.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I and Class R shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004 -- 2008) for purposes of implementing FIN 48, and has concluded that as of September 30, 2008, no provision for income tax is required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the Advisor) is wholly-owned by Calvert Group, Ltd. (Calvert), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates of average daily net assets: .40% on the first $2 billion, .375% on the next $5.5 billion, .35% on the next $2.5 billion and .325% over $10 billion.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2009 for Class R. The contractual expense cap is 1.47%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement. The Advisor voluntarily reimbursed Class Y shares for expenses of $9,879 for the year ended September 30, 2008.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Classes A, B, C, R and Y shares pay an annual rate of .30% on the first $3 billion, 0.25% on the next $2 billion, and 0.225% over $5 billion of the combined assets of the classes. Class I shares pay an annual rate of .10%, based on their average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, B, C and R shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50%, 1.00%, 1.00% and .75% annually of the Fund's average daily net assets of Class A, B, C and R, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00%, 1.00% and .50% of the Fund's average daily net assets of Class A, B, C, and R, respectively. Class I and Y shares do not have Distribution Plan expenses.

The Distributor received $367,431 as its portion of commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2008.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $872,978 for the year ended September 30, 2008. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $7,943,216,101 and $7,741,167,712, respectively. U.S. government security purchases and sales were $41,026,766,502 and $41,560,893,662, respectively.

The cost of investments owned at September 30, 2008 for federal income tax purposes was $5,665,566,118. Net unrealized depreciation aggregated $650,160,761, of which $13,558,256 related to appreciated securities and $663,719,017 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended September 30, 2008 and September 30, 2007 were as follows:

Distributions paid from:	2008	2007
Ordinary income	$346,536,740	$246,608,334
Long term capital gain	51,024,802	--
Total	$397,561,542	$246,608,334

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,877,656
Undistributed long term gain	13,130,711
Unrealized appreciation (depreciation)	(650,160,761)
($635,152,394)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales, interest defaults, passive foreign investment companies and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are asset-backed securities and tax-exempt income.

Accumulated undistributed net investment income	($666,867)
Accumulated net realized gain (loss)	450,540
Paid-in capital	216,327

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2008, such purchase and sales transactions were $129,315,000 and $56,615,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund Enhanced Equity Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2008. For the year ended September 30, 2008, borrowings by the Fund under the Agreement were as follows:

Weighted Average Daily Balance	Month of Average Interest Rate	Maximum Amount Borrowed	Maximum Amount Borrowed
$615,035	3.48%	$41,705,237	March 2008

Tax Information (Unaudited)

The Fund designates $51,024,802 as capital gain dividends for the fiscal year ended September 30, 2008.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2008 (z)	2007 (z)	2006
Net asset value, beginning	$16.72	$16.72	$17.03
Income from investment operations
Net investment income	.79	.77	.75
Net realized and unrealized gain (loss)	(1.25)	.01	(.09)
Total from investment operations	(.46)	.78	.66
Distributions from
Net investment income	(.79)	(.78)	(.75)
Net realized gain	(.28)	--	(.22)
Total distributions	(1.07)	(.78)	(.97)
Total increase (decrease) in net asset value	(1.53)	--	(0.31)
Net asset value, ending	$15.19	$16.72	$16.72

Total return*	(3.01%)	4.74%	4.02%
Ratios to average net assets: A
Net investment income	4.86%	4.60%	4.54%
Total expenses	1.16%	1.19%	1.20%
Expenses before offsets	1.16%	1.19%	1.20%
Net expenses	1.16%	1.18%	1.20%
Portfolio turnover	982%	877%	578%
Net assets, ending (in thousands)	$4,462,549	$5,024,998	$3,860,160

	Years Ended
	September 30,	September 30,
Class A Shares	2005	2004
Net asset value, beginning	$17.37	$17.53
Income from investment operations
Net investment income	.57	.53
Net realized and unrealized gain (loss)	.09	.65
Total from investment operations	.66	1.18
Distributions from
Net investment income	(.57)	(.54)
Net realized gain	(.43)	(.80)
Total distributions	(1.00)	(1.34)
Total increase (decrease) in net asset value	(.34)	(.16)
Net asset value, ending	$17.03	$17.37

Total return*	3.95%	7.03%
Ratios to average net assets: A
Net investment income	3.36%	3.08%
Total expenses	1.20%	1.21%
Expenses before offsets	1.20%	1.21%
Net expenses	1.19%	1.20%
Portfolio turnover	742%	824%
Net assets, ending (in thousands)	$2,976,466	$2,309,621

See notes to financial highlights.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2008 (z)	2007 (z)	2006
Net asset value, beginning	$16.68	$16.69	$17.01
Income from investment operations
Net investment income	.67	.64	.63
Net realized and unrealized gain (loss)	(1.28)	.01	(.10)
Total from investment operations	(.61)	.65	.53
Distributions from
Net investment income	(.67)	(.66)	(.63)
Net realized gain	(.28)	--	(.22)
Total distributions	(.95)	(.66)	(.85)
Total increase (decrease) in net asset value	(1.56)	(0.01)	(0.32)
Net asset value, ending	$15.12	$16.68	$16.69

Total return*	(3.89%)	3.94%	3.25%
Ratios to average net assets: A
Net investment income	4.07%	3.82%	3.74%
Total expenses	2.00%	1.96%	1.95%
Expenses before offsets	2.00%	1.96%	1.95%
Net expenses	2.00%	1.95%	1.94%
Portfolio turnover	982%	877%	578%
Net assets, ending (in thousands)	$94,880	$206,805	$285,301

	Years Ended
	September 30,	September 30,
Class B Shares	2005	2004
Net asset value, beginning	$17.35	$17.52
Income from investment operations
Net investment income	.45	.41
Net realized and unrealized gain (loss)	.09	.64
Total from investment operations	.54	1.05
Distributions from
Net investment income	(.45)	(.42)
Net realized gain	(.43)	(.80)
Total distributions	(.88)	(1.22)
Total increase (decrease) in net asset value	(.34)	(.17)
Net asset value, ending	$17.01	$17.35

Total return*	3.22%	6.20%
Ratios to average net assets: A
Net investment income	2.60%	2.37%
Total expenses	1.94%	1.95%
Expenses before offsets	1.94%	1.95%
Net expenses	1.93%	1.93%
Portfolio turnover	742%	824%
Net assets, ending (in thousands)	$346,829	$373,648

See notes to financial highlights.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2008 (z)	2007 (z)	2006
Net asset value, beginning	$16.71	$16.70	$17.02
Income from investment operations
Net investment income	.68	.65	.63
Net realized and unrealized gain (loss)	(1.25)	.02	(.10)
Total from investment operations	(.57)	.67	.53
Distributions from
Net investment income	(.68)	(.66)	(.63)
Net realized gain	(.28)	--	(.22)
Total distributions	(.96)	(.66)	(.85)
Total increase (decrease) in net asset value	(1.53)	0.01	(0.32)
Net asset value, ending	$15.18	$16.71	$16.70

Total return*	(3.69%)	4.09%	3.24%
Ratios to average net assets: A
Net investment income	4.16%	3.93%	3.86%
Total expenses	1.85%	1.87%	1.90%
Expenses before offsets	1.85%	1.87%	1.90%
Net expenses	1.85%	1.86%	1.89%
Portfolio turnover	982%	877%	578%
Net assets, ending (in thousands)	$478,073	$504,417	$390,620

	Years Ended
	September 30,	September 30,
Class C Shares	2005	2004
Net asset value, beginning	$17.35	$17.52
Income from investment operations
Net investment income	.45	.41
Net realized and unrealized gain (loss)	.10	.64
Total from investment operations	.55	1.05
Distributions from
Net investment income	(.45)	(.42)
Net realized gain	(.43)	(.80)
Total distributions	(.88)	(1.22)
Total increase (decrease) in net asset value	(.33)	(.17)
Net asset value, ending	$17.02	$17.35

Total return*	3.29%	6.23%
Ratios to average net assets: A
Net investment income	2.66%	2.39%
Total expenses	1.91%	1.92%
Expenses before offsets	1.91%	1.92%
Net expenses	1.90%	1.91%
Portfolio turnover	742%	824%
Net assets, ending (in thousands)	$285,889	$231,952

See notes to financial highlights.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2008 (z)	2007 (z)	2006
Net asset value, beginning	$16.72	$16.70	$17.02
Income from investment operations
Net investment income	.89	.87	.85
Net realized and unrealized gain	(1.24)	.01	(.10)
Total from investment operations	(.35)	.88	.75
Distributions from
Net investment income	(.89)	(.86)	(.85)
Net realized gain	(.28)	--	(.22)
Total distributions	(1.17)	(.86)	(1.07)
Total increase (decrease) in net asset value	(1.52)	0.02	(.32)
Net asset value, ending	$15.20	$16.72	$16.70

Total return*	(2.36%)	5.40%	4.65%
Ratios to average net assets: A
Net investment income	5.47%	5.24%	5.18%
Total expenses	.53%	.55%	.56%
Expenses before offsets	.53%	.55%	.56%
Net expenses	.53%	.54%	.55%
Portfolio turnover	982%	877%	578%
Net assets, ending (in thousands)	$355,103	$312,520	$76,362

	Years Ended
	September 30,	September 30,
Class I Shares	2005	2004
Net asset value, beginning	$17.36	$17.53
Income from investment operations
Net investment income	.69	.64
Net realized and unrealized gain (loss)	.09	.64
Total from investment operations	.78	1.28
Distributions from
Net investment income	(.69)	(.65)
Net realized gain	(.43)	(.80)
Total distributions	(1.12)	(1.45)
Total increase (decrease) in net asset value	(.34)	(.17)
Net asset value, ending	$17.02	$17.36

Total return*	4.66%	7.65%
Ratios to average net assets: A
Net investment income	3.98%	3.74%
Total expenses	.55%	.56%
Expenses before offsets	.55%	.56%
Net expenses	.55%	.56%
Portfolio turnover	742%	824%
Net assets, ending (in thousands)	$62,013	$67,736

See notes to financial highlights.

Financial Highlights
	Periods Ended
	September 30,	September 30,
Class R Shares	2008 (z)	2007 #(z)
Net asset value, beginning	$16.75	$16.78
Income from investment operations
Net investment income	.71	.51
Net realized and unrealized gain	(1.23)	.09
Total from investment operations	(.52)	.60
Distributions from
Net investment income	(.70)	(.63)
Net realized gain	(.28)	--
Total distributions	(.98)	(.63)
Total increase (decrease) in net asset value	(1.50)	(0.03)
Net asset value, ending	$15.25	$16.75

Total return*	(3.33%)	3.66%
Ratios to average net assets: A
Net investment income	4.44%	4.41% (a)
Total expenses	1.78%	10.44% (a)
Expenses before offsets	1.47%	1.48% (a)
Net expenses	1.47%	1.47% (a)
Portfolio turnover	982%	814%
Net assets, ending (in thousands)	$6,179	$1,304

See notes to financial highlights.

Financial Highlights
Period Ended
September 30,
Class Y Shares	2008 ## (z)
Net asset value, beginning	$16.38
Income from investment operations
Net investment income	.31
Net realized and unrealized gain	(1.02)
Total from investment operations	(.71)
Distributions from
Net investment income	(.38)
Net realized gain	--
Total distributions	(.38)
Total increase (decrease) in net asset value	(1.09)
Net asset value, ending	$15.29

Total return*	(4.41%)
Ratios to average net assets: A
Net investment income	4.48% (a)
Total expenses	2.34% (a)
Expenses before offsets	.90% (a)
Net expenses	.90% (a)
Portfolio turnover	529%
Net assets, ending (in thousands)	$10,481

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

# From October 31, 2006, inception.

## From February 29, 2008, inception.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This page intentionally left blank.

Trustee and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
RICHARD L. BAIRD, JR. AGE: 60	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29
DOUGLAS E. FELDMAN, M.D. AGE: 60	Trustee/ Director	1982 (CMF - 1992)	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
JOHN G. GUFFEY, JR. AGE: 60	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks (since 1998).	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 62	Trustee/ Director	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 71	Trustee/ Director	1982 (CMF - 1992)	Retired executive.	25	Acacia Federal Savings Bank
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 56	Trustee/ Director & President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	42
  Calvert Social Investment Foundation
  Pepco Holdings, Inc.
  Acacia Life Insurance Company (Chair)
  UNIFI Mutual Holding Company
  Ameritas Holding Company
  Acacia Financial Corp. (President & CEO)
  Acacia Realty Corp. (President and CEO)

DAVID R. ROCHAT AGE: 71	Trustee/ Director & Senior Vice President	1980 (CMF - 1992)	Executive Vice President of Calvert Asset Management Company, Inc. (prior to 2008) and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc. Vermont Quality Meats
D. WAYNE SILBY, Esq. AGE: 60	Trustee/ Director & Chair	1976 (CTFR - 1980) (CMF - 1992)	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The ICE Organization
OFFICERS
KAREN BECKER AGE: 56	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	1988 (CMF - 1992)	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.

TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 58	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 52	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 (CMF - 1992)	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1979 (CTFR - 1980) (CMF - 1992)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he was an officer of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Income Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund
Calvert Global Water Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert
Investments that make a difference®

E-Delivery Sign-up -- details inside

September 30, 2008

Annual Report

Calvert Short Duration Income Fund

Calvert
Investments that make a difference®

A UNIFI Company

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com, click on My Account, and select the documents you would like to receive via e-mail.

If you're new to account access, you'll be prompted to set up a personal identification number for your account. Once you're in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps.

President's Letter
1

Portfolio Management Discussion
4

Shareholder Expense Example
8

Report of Independent Registered Public Accounting Firm
10

Schedule of Investments
11

Statement of Assets and Liabilities
22

Statement of Operations
23

Statements of Changes in Net Assets
24

Notes to Financial Statements
26

Financial Highlights
32

Explanation of Financial Tables
36

Proxy Voting and Availability of Quarterly Portfolio Holdings
38

Trustee and Officer Information Table
40

Dear Shareholder:

It has been a tumultuous 12 months for bonds, with this normally stable asset class roiled by the collapse in subprime mortgages, a deepening credit crunch, and a string of high-profile failures among financial institutions that have been major players in the debt markets. Banks and other financial institutions have tightened lending standards on a broad range of credit instruments, including mortgages, car loans, credit cards, and commercial paper. Calvert's taxable bond funds were not immune to the credit market turmoil, but our intensive credit research and relative value analysis helped us moderate the price declines in the fixed-income portfolios that we manage.

The subprime mortgage crisis, which was well underway at the beginning of the reporting period in late 2007 as the markets began to reassess the value of taking on additional investment risk, was the trigger for 2008's unprecedented market volatility. In March, the Federal Reserve organized the fire sale of investment bank Bear Stearns, a historic event that shook the fixed-income market. The markets were optimistic this would mark the low point of the credit crisis and seemed to be taking steps toward recovery into the summer. However, by July analysts had begun raising serious questions about the financial health of Fannie Mae and Freddie Mac, which caused the credit crisis to accelerate.

September 2008: An Extremely Turbulent Month

September 2008 was one of the most challenging months ever for bonds. The U.S. Treasury placed Fannie Mae and Freddie Mac, which issue a huge volume of their own debt and guarantee a large chunk of the residential mortgage-backed securities market, into conservatorship in early September. Then investment bank Lehman Brothers entered bankruptcy, the U.S. government bailed out insurer AIG, and Merrill Lynch agreed to be acquired by Bank of America. At the end of the month, it looked like Wachovia, another giant bank, would be acquired by Citigroup (after the end of the reporting period, Wachovia agreed to be acquired by Wells Fargo). These dislocations in the financial system indicated that the subprime mortgage crisis had become a complete meltdown in the credit market.

By the end of September, the U.S. Treasury and Federal Reserve had finally begun to take aggressive steps to ease the credit crisis that went beyond the bailout or takeover of individual institutions. The government organized a $700 billion financial rescue package designed to buy troubled assets from banks. At the end of September, the facilitating legislation was stuck in political limbo (it was eventually enacted in early October). However, corporate bonds had their worst month ever in September, losing 6.57% according to the Lehman U.S. Credit Index. Bonds issued by financial companies (measured by the Financial sector of the Lehman U.S. Credit Index) fared even worse in September, losing 12.86% in the month. At the opposite end of the bond performance spectrum, short-term U.S. Treasuries skyrocketed in value as investors flocked to them in a classic flight to quality.

Calvert Funds Turn in Strong Performance

Against this very volatile backdrop, Calvert's taxable fixed-income funds have performed well, with the majority beating their respective passive benchmark indexes for the reporting period. Most of our funds were able to outperform the broad market averages in large part because of the portfolio management team's disciplined adherence to a four-part investment process that optimizes duration, yield curve positioning, sector allocation, and credit quality for any market environment--even the extreme volatility that we experienced during the reporting period. Although the widespread volatility made it nearly impossible to completely avoid holdings that lost significant value--we did have exposure to two Icelandic banks whose bonds were marked down and which were recently taken over by their government--we avoided investing in many troubled assets. For example, we had no exposure at all to Lehman Brothers or AIG in our taxable bond funds.

While we have worked to minimize the impact on our shareholders of one of the most turbulent periods in the fixed-income market's history, we recognize that this period of declining asset values in virtually all corners of the financial markets has created great stress for investors. We encourage you to visit our website for frequent updates and commentary on economic and market developments from Calvert professionals. We are committed to continuing our efforts to identify opportunities that emerge in the fixed-income markets while we seek to meet our investors' long-term goals for stability and income.

As always, we appreciate your business and hope to continue to serve you in the months and years to come.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2008

As of September 30, 2008, the following companies represented the following percentages of net assets: Freddie Mac represented 0.1% of Calvert Income Fund; Merrill Lynch represented 0.7% of Calvert Long-Term Income Fund, 1.3% of Calvert Short Duration Income Fund, and 0.7% of Calvert Ultra-Short Income Fund; Bank of America represented 3.8% of Calvert Income Fund, 0.7% of Calvert Long-Term Income Fund, 1.5% of Calvert Short Duration Income Fund, and 0.5% of Calvert Ultra-Short Income Fund; Wachovia represented 1.4% of Calvert Income Fund, 1.7% of Calvert Long-Term Income Fund, 1.7% of Calvert Short Duration Income Fund, and 1.5% of Calvert Ultra-Short Income Fund; Citigroup represented 0.49% of Calvert Income Fund, 0.9% of Calvert Long-Term Income Fund, 0.5% of Calvert Short Duration Income Fund, and 1.0% of Calvert Ultra-Short Income Fund. All portfolio holdings are subject to change without notice.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager of Calvert Asset Management Company

Performance

For the 12 months ended September 30, 2008, Calvert Short Duration Income Fund Class A (at NAV) returned 2.13% versus -1.06% for the benchmark Lehman 1-5 Year Credit Index. An underweight to corporate bonds helped the Fund outperform the benchmark.

Investment Climate

The 12-month period was one of the most difficult in the history of the U.S. credit markets. The turmoil that began in August 2007 expanded to the top of the credit-quality ladder--freezing the markets for high-quality municipal bonds and commercial paper as well as government-guaranteed housing agency and mortgage-backed securities. The collapse of investment bank Bear Stearns surprised the markets in March. Conditions deteriorated again when Fannie Mae and Freddie Mac started a mid-summer skid that ended with a government takeover in early September.

September continued to provide a dizzying and unprecedented chain of events. Lehman Brothers filed for bankruptcy, Bank of America bought struggling Merrill Lynch, the government rescued insurer AIG, and federal regulators seized and sold off the bulk of Washington Mutual's operations--and were orchestrating the sale of Wachovia at month's end. Goldman Sachs and Morgan Stanley opted to convert to commercial bank holding companies so they could borrow from the Federal Reserve. Finally, the House of Representatives rejected a $700 billion package to rescue the financial markets on September 29, which plunged the markets into chaos. (A similar relief package was signed into law later that week.)

The results of this protracted turmoil were a rush to safety and liquidity and a massive credit crunch. The Federal Reserve fought back throughout the period by expanding its existing liquidity-enhancement measures and launching new ones to pump cash into the banking system and support frozen short-term lending markets. In just the last few weeks of September, the central bank's balance sheet grew 50% to $1.5 trillion.

In the end, soaring demand for Treasury securities weighed heavily on yields as the benchmark 10-year Treasury note's yield fell 0.75 percentage points to 3.85%. In fact, yields of short-term securities such as the three-month Treasury bill--which fell 2.90 percentage points to 0.92%--sank to the lowest levels since World War II.

Overall, headline inflation ran at a 5.4% pace as of August while core inflation was a tamer 2.5%1. Economic growth, as measured by gross domestic product, was expected to be just 1.2%2 for the reporting period.

Portfolio Strategy

The Fund was managed throughout the period with an underweight to corporate securities and a higher average credit quality rating than the benchmark. This helped returns during a period when corporate bonds, in general, posted negative returns and underperformed comparable U.S. Treasury securities. The Fund also maintained a significant position in cash and cash equivalents.

Offsetting some of these contributions were markdowns in bonds issued by several financial companies, including Glitnir Bank, Kaupthing Bank, Credit Agricole, and Wachovia.

Outlook

We expect the credit markets to slowly recover over the next year but do not expect a return to the heady times of a few years ago. While there are similarities to the credit crunch of the early 1990s, the problem is larger and more global in nature this time. Since financial institutions must rebuild capital, they are not inclined to increase lending. Therefore, we think the credit crunch may last through next year.

For the balance of the year, we expect economic growth to be sub-par or recessionary and we expect the Fed's target interest rate to remain at the current 1.5% target or possibly move lower. High energy and food prices remain a concern, although core inflation has remained stable and should be partly restrained by the drag from the housing recession.

Moving forward, the programs announced by the Federal Reserve and Treasury should help restore confidence for lending institutions and investors. Also, spreads between yields of corporate bonds and Treasuries remain near historically wide levels--offering attractive opportunities for fixed-income investors focused on long-term results.

October 2008

1. Source: Bureau of Labor Statistics consumer price indexes for August 2008.

2. Source: Commerce Dept. and Wall Street Journal August 2008 survey of professional forecasters.

As of September 30, 2008, the following companies represented the following percentages of Fund net assets: Bear Stearns 0.9%, Fannie Mae 0%, Freddie Mac 0%, Lehman Brothers 0%, Bank of America 1.5%, Merrill Lynch 1.3%, AIG 0%, Washington Mutual 0%, Goldman Sachs 0.8%, Morgan Stanley 0.4%, Glitnir Bank 1.3%, Kaupthing Bank 0.3%, Credit Agricole 0%, and Wachovia 2.2%. All portfolio holdings are subject to change without notice.

Portfolio Statistics
September 30, 2008

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	9/30/08	9/30/08
Class A	(0.42%)	2.13%
Class C	(0.80%)	1.35%
Class I	(0.30%)	2.49%
Class Y**	(0.26%)	2.34%
Lehman 1-5 Year Credit Index***	(4.66%)	(1.06%)
Lipper Short Investment Grade
Debt Funds Avg.	(2.97%)	(2.49%)

Maturity Schedule
	Weighted Average
	9/30/08	9/30/07
	4 years	4 years

SEC Yields
	30 days ended
	9/30/08	9/30/07
Class A	3.78%	5.74%
Class C	3.07%	5.08%
Class I	4.23%	6.24%
Class Y	4.04%	n/a

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 2.75% front-end sales charge or any deferred sales charge.

** The Calvert Short Duration Income Fund first offered Class Y shares beginning on February 29, 2008. Performance prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

*** Source: Lipper Analytical Services, Inc.

Portfolio Statistics
September 30, 2008

Average Annual Total Returns
(with max. load)
Class A Shares
One year	(0.63%)
Five year	3.40%
Since inception	5.28%
(1/31/02)
Class C Shares
One year	0.35%
Five year	3.12%
Since inception	3.93%
(10/1/02)

Portfolio Statistics
September 30, 2008

Average Annual Total Returns
Class I Shares*
One year	2.49%
Five year	4.37%
Since inception	5.74%
(2/26/02)
Class Y Shares**
One year	2.34%
Five year	4.01%
Since inception	5.73%
(1/31/02)

% of total
Economic Sectors	investments
Asset Backed Securities	10.3%
Banks	14.9%
Brokerages	4.3%
Commercial Mortgage Backed Securities	1.1%
Financial Services	5.6%
Financials	1.7%
Industrial	18.8%
Industrial - Finance	4.6%
Insurance	1.6%
Municipal Obligations	17.9%
Real Estate Investment Trusts	2.5%
Special Purpose	2.9%
U.S. Government Agency Obligations	7.0%
U.S. Treasury	3.9%
Utilities	2.9%
100%

Performance Comparison
Comparison of change in value of $10,000 investment.

*Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period November 7, 2005 through April 21, 2006.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 2.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares and Class Y is plotted in the line graph. The value of an investment in another Class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

**See note regarding share Class Y on previous page.

***Source: Lipper Analytical Services, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/08	9/30/08	4/1/08 - 9/30/08
Class A
Actual	$1,000.00	$995.80	$5.39
Hypothetical	$1,000.00	$1,019.60	$5.45
(5% return per year before expenses)
Class C
Actual	$1,000.00	$992.00	$9.33
Hypothetical	$1,000.00	$1,015.64	$9.44
(5% return per year before expenses)
Class I
Actual	$1,000.00	$997.00	$3.74
Hypothetical	$1,000.00	$1,021.25	$3.79
(5% return per year before expenses)
Class Y
Actual	$1,000.00	$997.40	$4.64
Hypothetical	$1,000.00	$1,020.35	$4.70
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.08%, 1.87%, 0.75%, and 0.93% for Class A, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/366.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of the Calvert Fund and Shareholders of Calvert Short Duration Income Fund:

We have audited the accompanying statement of assets and liabilities of the Calvert Short Duration Income Fund (the Fund), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Short Duration Income Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 21, 2008

Schedule of Investments
September 30, 2008
	Principal
Asset Backed Securities - 4.4%	Amount	Value
ACLC Business Loan Receivables Trust,
3.138%, 10/15/21 (e)(r)	$214,955	$202,851
AmeriCredit Automobile Receivables Trust:
5.11%, 10/6/10	531,984	531,788
4.87%, 12/6/10	2,766,998	2,733,411
5.31%, 1/6/11	372,549	371,134
5.20%, 3/6/11	218,000	209,771
3.61%, 5/6/11	1,301,108	1,253,177
3.43%, 7/6/11	1,251,443	1,243,121
5.42%, 8/8/11	4,804,882	4,643,642
5.56%, 9/6/11	1,134,852	1,128,105
5.21%, 10/6/11	6,673,315	6,504,877
Capital Auto Receivables Asset Trust:
5.40%, 10/15/09	1,241,339	1,242,344
5.22%, 11/16/09	1,121,903	1,124,372
Capital One Auto Finance Trust:
5.33%, 11/15/10	6,224,554	6,182,244
2.528%, 10/15/12 (r)	2,655,860	2,450,988
Captec Franchise Trust, 8.155%, 6/15/13 (e)	1,250,000	971,801
Countrywide Asset-Backed Certificates,
3.657%, 11/25/34 (r)	152,530	130,654
Discover Card Master Trust I, 2.498%,
8/15/12 (r)	2,000,000	1,970,356
Dunkin Securitization, 5.779%, 6/20/31 (e)	4,000,000	3,427,840
Enterprise Mortgage Acceptance Co. LLC:
0.719%, 1/15/25 (e)(r)	31,412,859	628,257
6.115%, 1/15/27 (e)(r)	11,108,180	5,220,845
First Investors Auto Owner Trust,
4.93%, 2/15/11 (e)	110,029	109,045
FMAC Loan Receivables Trust:
2.96%, 11/15/18 (e)(r)	10,669,244	413,433
1.645%, 4/15/19 (e)(r)	18,071,119	745,434
GE Dealer Floorplan Master Note Trust,
3.198%, 4/20/11 (r)	8,500,000	8,202,609
GS Auto Loan Trust, 2.65%, 5/16/11	696,402	695,794
Household Automotive Trust,
4.35%, 6/18/12	3,411,180	3,402,462
Hyundai Auto Receivables Trust,
3.46%, 8/15/11	621,283	612,539
Triad Auto Receivables Owner Trust:
4.28%, 6/14/10	257,601	256,949
4.77%, 1/12/11	3,366,728	3,331,863
WFS Financial Owner Trust:
3.44%, 5/17/12	1,938,557	1,937,300
4.57%, 11/19/12	255,000	249,923
Whole Auto Loan Trust, 3.26%, 3/15/11	682,592	680,333

Total Asset Backed Securities (Cost $64,232,171)		62,809,262

Collateralized Mortgage-Backed	Principal
Obligations (privately originated) - 2.2%	Amount	Value
American Home Mortgage Assets, 3.138%, 5/25/46 (r)	$6,768,694	$321,513
Banc of America Mortgage Securities, Inc., 6.25%, 10/25/36 (b)	3,051,512	426,661
Bella Vista Mortgage Trust, 3.438%, 5/20/45 (r)	25,549	17,540
Chase Funding Mortgage Loan, 4.045%, 5/25/33	2,209,976	2,152,181
CS First Boston Mortgage Securities Corp.,
4.647%, 12/25/33 (r)	$3,834,063	3,073,961
Impac CMB Trust:
3.847%, 9/25/34 (r)	94,889	78,066
3.947%, 11/25/34 (r)	68,606	54,789
3.467%, 4/25/35 (r)	854,432	477,511
3.517%, 4/25/35 (r)	292,614	127,801
3.477%, 5/25/35 (r)	126,607	85,561
3.527%, 8/25/35 (r)	648,070	374,374
MASTR Adjustable Rate Mortgages Trust,
3.587%, 11/25/34 (r)	14,239	12,531
MASTR Alternative Loans Trust, 6.25%, 7/25/36	5,616,872	4,106,534
Residential Accredit Loans, Inc.:
0.223%, 5/25/19 (r)	74,743,745	457,260
6.00%, 12/25/35	4,822,827	4,395,839
Residential Asset Securitization Trust, 6.25%, 11/25/36	2,250,525	1,893,445
Structured Asset Securities Corp., 5.00%, 6/25/35	12,237,792	10,583,255
Washington Mutual Alternative Mortgage Pass-Through Certificates:
4.255%, 4/25/44 (r)	14,800	10,433
0.733%, 7/25/46	158,996,478	1,589,965
Wells Fargo Mortgage Backed Securities Trust,
0.193%, 10/25/36	67,891,145	339,456

Total Collateralized Mortgage-Backed Obligations
(privately originated) (Cost $33,014,874)		30,578,676

Commercial Mortgage-Backed Securities - 1.4%
Banc of America Commercial Mortgage, Inc.,
5.449%, 1/15/49	3,000,000	2,691,210
Citigroup/Deutsche Bank Commercial Mortgage Trust,
5.205%, 12/11/49	4,000,000	3,756,720
Cobalt CMBS Commercial Mortgage Trust,
5.935%, 5/15/46 (r)	4,000,000	3,761,408
Commercial Capital Access One, Inc.,
28.213%, 2/15/09 (e)(r)	4,700,000	235,000
Crown Castle Towers LLC:
4.643%, 6/15/35 (e)	4,000,000	3,940,363
5.245%, 11/15/36 (e)	2,000,000	1,949,729
5.362%, 11/15/36 (e)	1,000,000	944,825
FFCA Secured Lending Corp, 0.737%,
10/18/25 (b)(e)(r)	4,091,505	102,766
First Union National Bank - Bank Of America N.A. Commercial
Mortgage Trust, 1.978%, 3/15/33 (e)(r)	15,000,000	107,820
Global Signal:
4.232%, 12/15/14 (e)	500,000	494,726
5.361%, 2/15/36 (e)	1,175,000	1,181,921

Total Commercial Mortgage-Backed Securities (Cost $20,464,779)		19,166,488

	Principal
Corporate Bonds - 41.9%	Amount	Value
AgFirst Farm Credit Bank:
8.393% to 12/15/11, floating rate thereafter
to 12/15/16 (b)(r)	$1,945,000	$1,419,850
6.585% to 06/15/12, floating rate thereafter
to 6/29/49 (e)(r)	5,000,000	2,993,250
7.30%, 10/14/49 (e)	1,000,000	812,340
Alliance Mortgage Investments:
12.61%, 6/1/10 (b)(r)(x)*	385,345	-
15.36%, 12/1/10 (b)(r)(x)*	259,801	-
AMB Property LP, 5.45%, 12/1/10	3,000,000	2,979,790
American Express Centurion Bank, 2.568%, 7/13/10 (r)	1,840,000	1,685,022
American Express Credit Corp., 2.547%, 4/6/09 (r)	3,060,000	2,996,837
Anadarko Petroleum Corp., 3.219%, 9/15/09 (r)	14,590,000	14,289,711
ANZ National International Ltd., 6.20%, 7/19/13 (e)	2,000,000	1,985,420
APL Ltd., 8.00%, 1/15/24	150,000	129,000
ArcelorMittal, 5.375%, 6/1/13 (e)	11,000,000	10,579,640
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	350,000	17,500
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	227,000	219,005
BAC Capital Trust XV, 3.61%, 6/1/56 (r)	1,500,000	1,122,952
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	5,869,147	6,104,881
Bank of America, 3.404%, 5/12/10 (r)	17,000,000	16,777,538
Bank of Nova Scotia Trust Company of New York,
5.20%, 2/20/09	5,000,000	5,005,915
Bear Stearns Co's, Inc.:
3.852%, 3/30/09 (r)	10,390,000	10,290,707
3.186%, 7/19/10 (r)	3,000,000	2,966,075
Bunge Ltd. Finance Corp., 4.375%, 12/15/08	3,000,000	2,988,398
C8 Capital SPV Ltd., 6.64% to 12/31/14, floating rate thereafter to
12/31/49 (e)(r)	2,000,000	1,874,413
CAM US Finance SA Sociedad Unipersonal,
2.951%, 2/1/10 (e)(r)	1,000,000	951,059
Capmark Financial Group, Inc., 3.453%, 5/10/10 (r)	1,400,000	994,161
Cardinal Health, Inc., 3.053%, 10/2/09 (r)	1,000,000	973,582
Cargill, Inc:
4.036%, 1/21/11 (e)(r)	10,000,000	9,964,340
5.60%, 9/15/12 (e)	3,000,000	3,023,742
Caterpillar Financial Services Corp.:
3.253%, 2/8/10 (r)	4,950,000	4,856,005
3.304%, 8/6/10 (r)	6,000,000	5,828,836
6.20%, 9/30/13	10,000,000	10,007,283
Chesapeake Energy Corp., 6.50%, 8/15/17	1,330,000	1,170,400
Chevy Chase Bank FSB, 6.875%, 12/1/13	1,000,000	796,524
Cinergy Global Resources, Inc., 6.20%, 11/3/08 (e)	6,500,000	6,509,898
CIT Group, Inc.:
3.875%, 11/3/08	399,000	379,050
5.00%, 11/24/08	3,108,000	3,030,300
3.213%, 12/19/08 (r)	1,000,000	935,000
Citigroup Funding, Inc., 3.19%, 4/23/09 (r)	3,750,000	3,601,436
Citigroup, Inc.:
2.954%, 6/9/09 (r)	110,000	106,758
3.799%, 12/28/09 (r)	4,750,000	4,465,000
2.897%, 5/18/11 (r)	2,900,000	2,562,178
Columbia University, 6.83%, 12/15/20	403,226	443,964
Comcast Corp., 3.088%, 7/14/09 (r)	10,140,000	9,922,267
Compass Bancshares, Inc., 3.391%, 10/9/09 (e)(r)	3,000,000	2,987,373

	Principal
Corporate Bonds - Cont'd	Amount	Value
Credit Agricole SA, 6.637% to 5/31/17,
floating rate thereafter to 5/29/49 (e)(r)	$1,000,000	$674,276
CVS Caremark Corp.:
4.317%, 9/10/10 (r)	10,000,000	9,793,716
6.302% to 6/1/12, floating rate thereafter to 6/1/37 (r)	2,000,000	1,597,012
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	1,072,107
Discover Financial Services, 3.349%, 6/11/10 (r)	6,756,000	5,453,484
Dominion Resources, Inc.:
3.866%, 6/17/10 (r)	10,000,000	9,981,407
6.30% to 9/30/11, floating rate thereafter to 9/30/66 (r)	1,000,000	907,705
Duke Energy Corp., 4.20%, 10/1/08	2,000,000	1,999,787
Enterprise Products Operating LP, 7.034% to 1/15/18, floating
rate thereafter to 1/15/68 (r)	300,000	253,701
ERAC USA Finance Co., 5.30%, 11/15/08 (e)	1,000,000	1,000,832
Fifth Third Bank, 2.87%, 8/10/09	109,086	106,397
First Tennessee Bank:
5.75%, 12/1/08	250,000	249,018
5.316%, 12/8/08	5,150,000	5,157,004
FMG Finance Pty Ltd.:
6.811%, 9/1/11 (e)(r)	0,600,000	9,964,000
10.00%, 9/1/13 (b)(e)	8,444,000	8,190,680
Ford Motor Credit Co. LLC, 7.241%, 4/15/12 (r)	19,000,000	17,175,779
Giants Stadium LLC:
10.00%, 4/1/37 (e)(r)	18,000,000	18,000,000
9.49%, 4/1/37 (e)(r)	9,750,000	9,750,000
Glitnir Banki HF:
2.951%, 10/15/08 (e)(g)(h)(r)	8,000,000	7,937,154
3.046%, 4/20/10 (e)(g)(r)	10,830,000	7,814,462
4.75%, 10/15/10 (e)(g)	1,000,000	699,619
3.226%, 1/21/11 (e)(g)(r)	2,000,000	1,315,183
6.33%, 7/28/11 (e)(g)	180,000	120,272
Goldman Sachs Group, Inc., 2.887%, 11/16/09 (r)	12,000,000	11,160,000
Great River Energy, 5.829%, 7/1/17 (e)	9,603,673	9,711,618
Hartford Life Global Funding Trusts, 3.554%, 5/14/10 (r)	4,850,000	4,751,346
Hewlett-Packard Co., 3.21%, 9/3/09 (r)	3,660,000	3,648,961
Home Depot, Inc., 2.944%, 12/16/09 (r)	6,000,000	5,638,145
HRPT Properties Trust, 3.419%, 3/16/11 (r)	7,000,000	6,473,889
Huntington National Bank, 4.65%, 6/30/09	3,000,000	2,938,429
Independence Community Bank Corp.:
5.264%, 6/20/13 (r)	2,350,000	1,864,606
3.75% to 4/1/09, floating rate thereafter to 4/1/14 (r)	4,500,000	3,602,123
Ingersoll-Rand Co. Ltd.:
6.391%, 11/15/27	1,135,000	1,136,457
6.443%, 11/15/27	105,000	109,648
6.015%, 2/15/28	500,000	524,392
Ingersoll-Rand Global Holding Co. Ltd.,
4.304%, 8/13/10 (r)	10,000,000	10,000,000
International Lease Finance Corp.,
3.126%, 4/20/09 (r)	2,210,000	1,944,800
Irwin Land LLC, 4.51%, 12/15/15 (e)	1,300,000	1,197,495
John Deere Capital Corp.:
3.261%, 2/26/10 (r)	3,000,000	2,945,608
3.485%, 1/18/11 (r)	10,000,000	9,745,680

	Principal
Corporate Bonds - Cont'd	Amount	Value
JPMorgan Chase & Co.:
2.36%, 10/28/08 (r)	$4,000,000	$4,001,191
7.00%, 11/15/09	5,000,000	5,135,312
3.291%, 1/22/10 (r)	10,000,000	9,954,986
Kaupthing Bank HF, 5.75%, 10/4/11 (b)(e)(g)	7,000,000	4,497,500
Koninklijke Philips Electronics NV, 3.968%, 3/11/11 (r)	5,000,000	4,970,926
Leucadia National Corp.:
7.00%, 8/15/13	4,930,000	4,634,200
8.125%, 9/15/15	2,750,000	2,685,688
LL & P Wind Energy, Inc. Washington Revenue Bonds:
5.217%, 12/1/12	4,000,000	3,997,160
5.733%, 12/1/17	2,000,000	1,940,660
Lumbermens Mutual Casualty Co., 8.30%, 12/1/37 (e)(m)*	300,000	3,000
M&I Marshall & Ilsley Bank, 3.083%, 12/4/12 (r)	1,000,000	801,339
Meridian Funding Co. LLC, 2.991%, 10/6/08 (e)(r)	58,759	56,471
Merrill Lynch & Co, Inc.:
2.839%, 10/23/08 (r)	11,250,000	11,126,250
2.885%, 10/27/08 (r)	6,994,000	6,972,855
3.014%, 2/5/10 (r)	291,000	275,983
Metropolitan Life Global Funding I, 3.961%, 6/25/10 (e)(r)	10,000,000	9,975,486
Morgan Stanley, 3.041%, 1/9/12 (r)	8,000,000	5,280,000
National Australia Bank Ltd, 5.35%, 6/12/13 (e)	5,000,000	4,832,285
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	4,000,000	4,005,305
6.59%, 7/7/38	1,300,000	1,357,934
Noble Group Ltd.:
8.50%, 5/30/13 (b)(e)	4,800,000	3,960,000
6.625%, 3/17/15 (b)(e)	4,500,000	3,292,740
Ohio Power Co., 2.971%, 4/5/10 (r)	470,000	460,938
OPTI Canada, Inc., 7.875%, 12/15/14	1,250,000	1,134,375
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(z)	1,400,000	251,216
Pacific Pilot Funding Ltd., 3.536%, 10/20/16 (e)(r)	480,066	472,881
Pioneer Natural Resources Co.:
5.875%, 7/15/16	3,000,000	2,682,303
6.65%, 3/15/17	2,000,000	1,800,347
PPF Funding, Inc., 5.35%, 4/15/12 (e)	2,000,000	1,966,438
Preferred Term Securities IX Ltd., 3.558%, 4/3/33 (e)(r)	765,236	579,666
ProLogis , 3.058%, 8/24/09 (r)	8,000,000	7,760,373
Reed Elsevier Capital, Inc., 3.149%, 6/15/10 (r)	2,500,000	2,443,623
Richmond County Capital Corp., 5.963%, 7/15/49 (b)(e)(r)	1,700,000	1,054,000
Rockies Express Pipeline LLC, 6.25%, 7/15/13 (e)	5,000,000	4,901,863
Roper Industries, Inc., Step, 6.625%, 8/15/13	5,000,000	5,070,204
Rouse Co., 8.00%, 4/30/09	1,000,000	942,482
Royal Bank of Scotland Group plc, 7.64% to 9/29/17,
floating rate thereafter to 3/31/49 (b)(r)	5,300,000	3,392,000
SABMiller plc, 3.091%, 7/1/09 (e)(r)	175,000	174,191
Skyway Concession Co. LLC, 4.042%, 6/30/17 (b)(e)(r)	2,500,000	2,052,800
SLM Corp., 2.94%, 7/27/09 (r)	4,915,000	4,374,225
Southern Union Co., 6.089%, 2/16/10	2,000,000	2,003,905
Sovereign Bancorp, Inc., 3.09%, 3/1/09 (r)	9,850,000	8,049,341
Sovereign Bank, 4.511%, 8/1/13 (r)	8,825,000	5,824,500

	Principal
Corporate Bonds - Cont'd	Amount	Value
Susquehanna Bancshares, Inc., 4.75% to 5/1/09,
floating rate thereafter to 5/1/14 (r)	$1,000,000	$1,018,525
Thomson Reuters Corp., 5.95%, 7/15/13	4,930,000	4,932,756
TIERS Trust, 8.45%, 12/1/17 (b)(e)(n)*	658,859	6,589
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/09 (e)	3,000,000	2,970,662
2/15/45 (b)(e)	102,107,912	11,915,993
Union Pacific Corp., 6.91%, 8/27/17	1,234,489	1,302,741
UnitedHealth Group, Inc.:
3.384%, 6/21/10 (r)	8,000,000	7,739,624
4.102%, 2/7/11 (r)	5,000,000	4,939,686
Wachovia Bank:
5.80%, 12/1/08	4,000,000	3,958,656
3.704%, 5/14/10 (r)	10,000,000	8,185,640
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate
thereafter to 3/15/42 (r)	20,139,000	8,458,380
Wachovia Corp., 5.625%, 12/15/08	9,640,000	9,447,306
Wal-Mart Stores, Inc., 8.07%, 12/21/12	499,653	534,061
Wells Fargo Capital XIII, 7.70% to 3/26/13,
floating rate thereafter to 12/29/49 (r)	4,025,000	3,509,840
Weyerhaeuser Co., 4.198%, 9/24/09 (r)	6,500,000	6,387,457
Xerox Corp., 3.626%, 12/18/09 (r)	750,000	744,607
Xstrata Finance Dubai Ltd., 3.154%, 11/13/09 (e)(r)	6,370,000	6,301,894

Total Corporate Bonds (Cost $626,059,975)		590,857,551

Taxable Municipal Obligations - 12.3%
Abag Finance Authority for Nonprofit Corps Revenue VRDN,
4.75%, 6/1/37(r)	39,700,000	39,700,000
Adams-Friendship Area Wisconsin School District GO Bonds:
5.07%, 3/1/09	95,000	95,826
5.09%, 3/1/10	105,000	107,161
5.13%, 3/1/11	115,000	118,519
Alameda California Corridor Transportation Authority Revenue
Bonds, Zero Coupon, 10/1/09	6,000,000	5,778,900
Allentown Pennsylvania GO Bonds:
Prerefunded, 3.41%, 10/1/09	1,895,000	1,893,332
Unrefunded Balance, 3.41%, 10/1/09	15,000	14,870
Baltimore Maryland General Revenue Bonds,
5.00%, 7/1/12	1,330,000	1,341,212
Bayonne New Jersey Municipal Utilities Authority Revenue
Bonds, 3.70%, 4/1/10	365,000	361,470
Bethlehem Pennsylvania GO Bonds, 4.10%, 11/1/09	675,000	671,726
Boynton Beach Florida Community Redevelopment Agency Tax
Allocation Revenue Bonds, 5.10%, 10/1/15	815,000	826,793
Bridgeview Illinois GO Bonds, 4.62%, 12/1/11	490,000	487,677
Burlingame California PO Revenue Bonds, 5.255%, 6/1/11	1,000,000	1,014,390
Butler Pennsylvania Redevelopment Authority Tax Increment
Revenue Bonds, 5.25%, 12/1/13	680,000	683,992
California State Industry Sales Tax Revenue Bonds,
5.00%, 1/1/12	2,900,000	2,893,765
California State M-S-R Public Power Agency Revenue Bonds,
3.45%, 7/1/09	3,460,000	3,437,925

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
California Statewide Communities Development Authority
Revenue Bonds:
5.41%, 8/1/09	$1,755,000	$1,770,286
Zero Coupon, 6/1/10	2,820,000	2,649,898
Zero Coupon, 6/1/13	3,190,000	2,545,779
Canyon Texas Regional Water Authority Revenue Bonds,
5.70%, 8/1/12	165,000	167,610
Chicago Illinois GO Bonds, 5.20%, 1/1/10	3,600,000	3,629,664
Chicago Illinois O'Hare International Airport Revenue Bonds,
5.053%, 1/1/11	3,720,000	3,744,515
Cook County Illinois School District GO Bonds:
No. 95 Taxable Limited Refunding School Bonds,
5.45%, 12/1/11	200,000	207,466
No. 089 Maywood, Zero Coupon, 12/1/12	2,135,000	1,741,306
No. 170 Chicago Heights, Zero Coupon, 12/1/12	380,000	309,928
Corte Madera California COPs, 5.447%, 2/1/16	1,435,000	1,410,160
El Paso Texas GO Bonds:
5.512%, 8/15/09	1,245,000	1,258,819
5.674%, 8/15/12	1,000,000	1,025,390
5.724%, 8/15/13	1,000,000	1,021,940
Escondido California Joint Powers Financing Authority Lease
Revenue Bonds, 5.53%, 9/1/18	1,810,000	1,767,755
Fall Creek Wisconsin School District GO Bonds, 5.91%, 3/1/19	605,000	613,065
Frisco Texas Economic Development Corp. Sales Tax Revenue Bonds,
5.619%, 2/15/17	1,000,000	1,016,530
Grant County Washington Public Utility District No. 2 Revenue
Bonds, 5.11%, 1/1/13	500,000	497,885
Hillsborough County Florida Port District Revenue Bonds,
Zero Coupon:
6/1/11	1,230,000	1,102,609
12/1/11	1,230,000	1,073,876
Illinois State MFH Development Authority Revenue Bonds:
5.60%, 12/1/15	1,545,000	1,593,343
5.662%, 7/1/17	2,045,000	2,089,683
Indiana State Finance Development Authority Revenue VRDN,
5.60%, 9/1/31 (r)	7,500,000	7,500,000
Inglewood California Pension Funding Revenue Bonds:
4.65%, 9/1/09	215,000	215,067
4.74%, 9/1/10	225,000	225,074
Iron County Wisconsin GO Bonds, 5.26%, 3/1/19	620,000	641,588
La Verne California PO Revenue Bonds:
5.40%, 6/1/09	270,000	272,292
5.45%, 6/1/10	340,000	345,766
5.49%, 6/1/11	350,000	357,161
Los Angeles California Community Redevelopment Agency Tax
Allocation Bonds, 4.22%, 7/1/09	805,000	804,992
Los Angeles County California PO Revenue Bonds, Zero Coupon,
6/30/10	363,000	339,950
Maryland State Health and Higher Educational Facilities Authority
Revenue Bonds, 5.30%, 7/1/10	630,000	641,283
Michigan State Municipal Bond Authority Revenue Bonds:
5.42%, 12/1/08	2,890,000	2,902,051
5.252%, 6/1/15	1,000,000	977,190

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Midpeninsula California Regional Open Space District Financing
Authority Revenue Bonds, 5.15%, 9/1/12	$2,505,000	$2,574,163
Montgomery County North Carolina Industrial Facilities &
Pollution Control Financing Authority Revenue VRDN,
5.60%, 12/1/20 (r)	9,800,000	9,800,000
Nashville & Davidson County Tennessee Water & Sewage
Revenue Bonds, 4.74%, 1/1/15	1,585,000	1,573,477
Nevada State Department of Business & Industry Lease Revenue
Bonds, 5.32%, 6/1/17	1,140,000	1,151,411
New York State Dormitory Authority Revenue Bonds, 3.85%,
3/15/11	1,850,000	1,858,307
New York State Sales Tax Asset Receivables Corp. Revenue Bonds,
3.60%, 10/15/08	3,300,000	3,301,815
New York State Urban Development Corp. Revenue Bonds,
4.38%, 12/15/11	2,300,000	2,276,816
Northwest Washington Electric Energy Revenue Bonds, 4.06%,
7/1/09	1,000,000	996,690
Northwest Washington Open Access Network Revenue Bonds,
6.39%, 12/1/10	935,000	974,953
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.268%, 9/1/11	2,860,000	2,912,309
5.252%, 9/1/16	1,540,000	1,542,495
5.263%, 9/1/16	2,435,000	2,469,309
Oakland City California PO Revenue Bonds, Zero Coupon:
12/15/10	2,000,000	1,836,160
12/15/12	1,680,000	1,376,626
Oklahoma City Oklahoma Airport Trust Revenue Bonds,
4.60%, 10/1/09	1,330,000	1,335,174
Oklahoma State Capital Improvement Authority Revenue Bonds,
5.10%, 7/1/11	2,720,000	2,760,637
Orange County California PO Revenue Bonds, Zero Coupon,
9/1/11	6,100,000	5,397,707
Oregon State Department of Administrative Services Lottery
Revenue Bonds:
5.334%, 4/1/09	1,565,000	1,582,340
5.374%, 4/1/10	1,650,000	1,692,405
5.355%, 4/1/11	1,000,000	1,035,920
Palm Springs California Community Redevelopment Agency Tax
Allocation Bonds, 5.59%, 9/1/17	1,140,000	1,170,917
Pennsylvania State Convention Center Authority Revenue Bonds,
4.97%, 9/1/11	3,040,000	3,106,090
Pittsburg California Redevelopment Agency Tax Allocation Bonds,
5.115%, 8/1/16	1,635,000	1,538,339
Placer County California Redevelopment Agency Tax Allocation
Bonds, 5.75%, 8/1/15	705,000	729,449
Riverside California Public Financing Authority Tax Allocation
Bonds, 5.24%, 8/1/17	1,795,000	1,806,847
Roseville California Redevelopment Agency Tax Allocation Bonds,
5.31%, 9/1/13	500,000	501,175
Sacramento City California Financing Authority Tax Allocation
Revenue Bonds, 4.985%, 12/1/09	1,035,000	1,040,475

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
San Diego California Redevelopment Agency Tax Allocation Bonds,
5.66%, 9/1/16	$1,310,000	$1,327,122
Santa Fe Springs California Community Development Commission
Tax Allocation Bonds, 5.18%, 9/1/11	1,210,000	1,221,447
Schenectady New York Metroplex Development Authority Revenue
Bonds, 5.15%, 8/1/09	135,000	136,669
Shawano-Gresham Wisconsin School District GO Bonds,
5.75%, 3/1/11	285,000	297,768
Shorewood Wisconsin School District GO Bonds, 5.30%, 4/1/16	320,000	319,178
South Bend County Indiana Economic Development Income
Tax Revenue Bonds:
5.125%, 2/1/10	425,000	433,504
5.20%, 2/1/14	1,295,000	1,319,657
Southern California Airport Authority Tax Allocation Bonds,
5.00%, 12/1/12	850,000	848,190
St. Paul Minnesota Sales Tax Revenue Bonds, 5.30%, 11/1/12	1,500,000	1,504,455
Stanislaus County California Revenue Bonds, 7.15%, 8/15/13	475,000	510,635
Virginia State Housing Development Authority Revenue Bonds,
5.24%, 7/1/09	1,050,000	1,059,933
West Contra Costa California Unified School District COPs:
4.59%, 1/1/09	285,000	285,918
4.66%, 1/1/10	435,000	437,710
Ypsilanti Michigan GO Bonds, 5.55%, 5/1/12	335,000	342,219

Total Taxable Municipal Obligations (Cost $172,722,750)		174,273,890

U.S. Government Agencies and Instrumentalities - 5.1%
Federal Home Loan Bank, 3.625%, 11/14/08	3,395,000	3,396,120
Federal Home Loan Bank Discount Notes, 10/1/08	64,000,000	64,000,000
Freddie Mac, 6.625%, 9/15/09	250,000	258,926
Government National Mortgage Association:
5.50%, 1/16/32	4,651,782	606,672
5.50%, 5/20/32	4,727,554	622,185
New Valley Generation I, 7.299%, 3/15/19	792,233	899,130
New Valley Generation V, 4.929%, 1/15/21	774,610	771,996
Overseas Private Investment Corp., 7.45%, 12/15/10	517,046	539,558
Tunisia Government AID Bonds, Guaranteed by the United States
Agency of International Development, 9.375%, 8/1/16	599,999	712,409

Total U.S. Government Agencies and Instrumentalities (Cost $71,634,019)		71,806,996

U.S. Treasury - 2.8%
United States Treasury Notes:
2.125%, 1/31/10	920,000	923,450
3.125%, 8/31/13	700,000	706,125
3.125%, 9/30/13	3,950,000	3,976,540
4.00%, 8/15/18	32,895,000	33,357,587

Total U.S. Treasury (Cost $39,048,209)		38,963,702

	Principal
CERTIFICATES OF DEPOSIT - 1.1%	Amount	Value
Deutsche Bank, 3.476%, 6/18/10 (r)	$15,000,000	$14,966,355

Total Certificates of Deposit (Cost $15,000,000)		14,966,355

Equity Securities - 0.2%	Shares
Conseco, Inc. *	98,632	347,185
Roslyn Real Estate Asset Corp., Preferred (b)(e)	15	990,000
Woodbourne Capital:
Trust I, Preferred (b)(e)	625,000	281,250
Trust II, Preferred (b)(e)	625,000	281,250
Trust III, Preferred (b)(e)	625,000	281,250
Trust IV, Preferred (b)(e)	625,000	281,250

Total Equity Securities (Cost $5,833,240)		2,462,185

TOTAL INVESTMENTS (Cost $1,048,010,017) - 71.4%		1,005,885,105
Other assets and liabilities, net - 28.6%		403,749,674
NET ASSETS - 100%		$1,409,634,779

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
5 Year U.S. Treasury Notes	50	12/08	$5,611,719	($34,216)
10 Year U.S. Treasury Notes	432	12/08	49,518,000	(352,207)
Total Purchased				($386,423)

Sold:
2 Year U.S. Treasury Notes	430	12/08	$91,778,125	$453,422
Total Sold				$453,422

* Non-income producing security.

(b) This security was valued by the Board of Trustees. See Note A.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g) Subsequent to period end, this security is no longer accruing interest.

(h) Subsequent to period end, Glitnir Banki HF defaulted on the principal and interest payments due on October 15, 2008.

(m)The Illinois Insurance Department has prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department has prohibited Lumbermens from making interest payments.  This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(z) Effective April 2008, this security is no longer accruing interest.

Abbreviations:

COPs: Certificates of Participation
GO: General Obligation
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
PO: Pension Obligation
SO: Special Obligation
VRDN: Variable Rate Demand Note

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2008
Assets
Investments in securities, at value (Cost $1,048,010,017) - see accompanying schedule	$1,005,885,105
Cash	410,321,899
Receivable for securities sold	34,784,893
Receivable for shares sold	13,429,046
Interest and dividends receivable	7,495,594
Collateral at broker for futures (cash)	428,072
Other assets	38,476
Total assets	1,472,383,085

Liabilities
Payable for securities purchased	55,242,596
Payable for shares redeemed	5,801,052
Payable for futures variation margin	311,633
Payable to Calvert Asset Management Company, Inc.	576,644
Payable to Calvert Administrative Services Company	336,179
Payable to Calvert Shareholder Services, Inc.	21,507
Payable to Calvert Distributors, Inc.	329,455
Accrued expenses and other liabilities	129,240
Total liabilities	62,748,306
Net Assets	$1,409,634,779

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest unlimited number of no par value shares authorized:
Class A: 81,811,161 shares outstanding	$1,315,581,737
Class C: 5,898,501 shares outstanding	94,672,126
Class I: 95,498 shares outstanding	708,328
Class Y: 1,976,721 shares outstanding	31,714,569
Undistributed net investment income	534,620
Accumulated net realized gain (loss) on investments	8,481,312
Net unrealized appreciation (depreciation) on investments	(42,057,913)

Net Assets	$1,409,634,779

Net Asset Value Per Share:
Class A (based on net assets of $1,284,672,696)	$15.70
Class C (based on net assets of $92,234,855)	$15.64
Class I (based on net assets of $1,503,165)	$15.74
Class Y (based on net assets of $31,224,063)	$15.80

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2008
Net Investment Income
Investment Income:
Interest income	$53,133,221
Dividend income	485,462
Total investment income	53,618,683

Expenses:
Investment advisory fee	3,325,132
Administrative fees	2,896,754
Transfer agency fees and expenses	2,102,460
Distribution Plan expenses:
Class A	2,235,977
Class C	663,462
Trustees' fees and expenses	46,295
Custodian fees	116,846
Registration fees	61,986
Reports to shareholders	178,920
Professional fees	35,149
Accounting fees	124,971
Miscellaneous	25,622
Total expenses	11,813,574
Reimbursement from Advisor:
Class A	(810,430)
Class I	(9,223)
Class Y	(9,048)
Fees paid indirectly	(34,394)
Net expenses	10,950,479
Net Investment Income	42,668,204

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	7,958,752
Futures	(452,953)
7,505,799

Change in unrealized appreciation (depreciation) on:
Investments	(40,380,172)
Futures	39,054
(40,341,118)

Net Realized and Unrealized Gain (Loss)	(32,835,319)

Increase (Decrease) in Net Assets
Resulting From Operations	$9,832,885

See notes to financial statements.

Statements of Changes in Net Assets
	Year ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$42,668,204	$22,867,991
Net realized gain (loss)	7,505,799	5,331,621
Change in unrealized appreciation (depreciation)	(40,341,118)	(1,001,623)
Increase (Decrease) in Net Assets
Resulting From Operations	9,832,885	27,197,989

Distributions to shareholders from:
Net investment income:
Class A shares	(38,503,671)	(20,939,160)
Class C shares	(2,341,893)	(1,607,370)
Class I shares	(21,679)	(7,526)
Class Y shares	(181,864)	--
Net realized gain:
Class A shares	(5,212,748)	(2,214,450)
Class C shares	(382,740)	(221,673)
Class I shares	(2,150)	(466)
Total distributions	(46,646,745)	(24,990,645)

Capital share transactions:
Shares sold:
Class A shares	969,315,652	337,959,234
Class C shares	56,354,364	23,251,828
Class I shares	1,290,181	194,816
Class Y shares	33,748,184	--
Reinvestment of distributions:
Class A shares	37,083,101	20,858,186
Class C shares	1,331,341	899,429
Class I shares	23,829	7,992
Class Y shares	131,166	--
Redemption fees:
Class A shares	54,111	10,380
Class C shares	1,226	39
Class Y shares	2,782	--
Shares redeemed:
Class A shares	(292,738,936)	(147,033,086)
Class C shares	(12,970,728)	(13,937,301)
Class I shares	(63,841)	(3,903)
Class Y shares	(2,170,181)	--
Total capital share transactions	791,392,251	222,207,614

Total Increase (Decrease) in Net Assets	754,578,391	224,414,958

Net Assets
Beginning of year	655,056,388	430,641,430
End of year (including undistributed net investment income of $534,620 and $438,740, respectively)	$1,409,634,779	$655,056,388

See notes to financial statements.

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2008	2007
Shares sold:
Class A shares	60,334,094	20,962,017
Class C shares	3,523,010	1,447,904
Class I shares	80,535	12,082
Class Y shares	2,104,476	--
Reinvestment of distributions:
Class A shares	2,311,010	1,295,903
Class C shares	83,280	56,087
Class I shares	1,486	495
Class Y shares	8,223	--
Shares redeemed:
Class A shares	(18,232,205)	(9,121,028)
Class C shares	(810,610)	(867,911)
Class I shares	(3,967)	(242)
Class Y shares	(135,978)	--
Total capital share activity	49,263,354	13,785,307

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Short Duration Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund currently offers four classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class C shares are sold without a front-end sales change and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have a higher expense ratio than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Effective February 29, 2008, the Fund began to offer Class Y shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2008, securities valued at $42,695,295 or 3.0% of net assets were fair valued under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are "covered" with an equivalent amount of high quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Schedule of Investments footnotes on page 21.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004 -- 2008) for purposes of implementing FIN 48, and has concluded that as of September 30, 2008, no provision for income tax is required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average net assets: .35% on the first $750 million, and .325% over $750 million.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2009. The contractual expense cap is 1.08% for Class A, and .75% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement. The Advisor voluntarily reimbursed Class Y shares for expenses of $9,048 for the year ended September 30, 2008.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Class A, Class C and Class Y shares pay an annual rate of .30%, and Class I shares pay an annual rate of .10%, based on their average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund's average daily net assets of Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund's average daily net assets of Class A and Class C, respectively. Class I and Y shares do not have Distribution Plan expenses.

The Distributor received $133,067 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2008.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $172,062 for the year ended September 30, 2008. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual fee of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $1,740,593,897 and $1,305,660,691, respectively. U.S. government security purchases and sales were $2,292,849,541 and $2,262,145,019, respectively.

The cost of investments owned at September 30, 2008 for federal income tax purposes was $1,048,370,285. Net unrealized depreciation aggregated $42,485,180, of which $3,137,357 related to appreciated securities and $45,622,537 related to depreciated securities.

The Fund intends to elect to defer net capital losses of $434,178 incurred from November 1, 2007 through September 30, 2008 and treat them as arising in the fiscal year ending September 30, 2009.

The tax character of dividends and distributions paid during the years ended September 30, 2008 and September 30, 2007 were as follows:

Distributions paid from:	2008	2007
Ordinary income	$45,762,417	$24,927,456
Long term capital gain	884,328	63,189
Total	$46,646,745	$24,990,645

As of September 30, 2008, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$549,437
Undistributed long-term capital gain	9,342,756
Unrealized appreciation (depreciation)	(42,485,180)
($32,592,987)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales, Section 1256 contracts, deferral of post October losses, and interest defaults.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications are due to asset-backed securities and tax-exempt income.

Undistributed net investment income	($1,523,217)
Accumulated net realized gain (loss)	1,405,007
Paid-in capital	118,210

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2008. For the year ended September 30, 2008, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$103,876	3.09%	$6,474,214	September 2008

Tax Information (Unaudited)

The Fund designates $884,328 as capital gain dividends for the fiscal year ended September 30, 2008.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2008 (z)	2007 (z)	2006 (z)
Net asset value, beginning	$16.17	$16.11	$16.13
Income from investment operations
Net investment income	.71	.73	.65
Net realized and unrealized gain	(.36)	.13	.11
Total from investment operations	.35	.86	.76
Distributions from
Net investment income	(.70)	(.71)	(.64)
Net realized gain	(.12)	(.09)	(.14)
Total distributions	(.82)	(.80)	(.78)
Total increase (decrease) in net asset value	(.47)	.06	(.02)
Net asset value, ending	$15.70	$16.17	$16.11

Total return*	2.13%	5.47%	4.86%
Ratios to average net assets: A
Net investment income	4.47%	4.54%	4.12%
Total expenses	1.17%	1.22%	1.19%
Expenses before offsets	1.08%	1.09%	1.09%
Net expenses	1.08%	1.08%	1.08%
Portfolio turnover	495%	533%	524%
Net assets, ending (in thousands)	$1,284,673	$604,790	$390,947

	Years Ended
	September 30,	September 30,
Class A Shares	2005 (z)	2004
Net asset value, beginning	$16.35	$16.58
Income from investment operations
Net investment income	.43	.32
Net realized and unrealized gain	.09	.36
Total from investment operations	.52	.68
Distributions from
Net investment income	(.43)	(.32)
Net realized gain	(.31)	(.59)
Total distributions	(.74)	(.91)
Total increase (decrease) in net asset value	(.22)	(.23)
Net asset value, ending	$16.13	$16.35

Total return*	3.25%	4.23%
Ratios to average net assets: A
Net investment income	2.69%	1.98%
Total expenses	1.19%	1.21%
Expenses before offsets	1.09%	1.09%
Net expenses	1.08%	1.08%
Portfolio turnover	633%	967%
Net assets, ending (in thousands)	$211,734	$141,155

See notes to financial highlights.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2008 (z)	2007 (z)	2006 (z)
Net asset value, beginning	$16.11	$16.06	$16.08
Income from investment operations
Net investment income	.58	.59	.52
Net realized and unrealized gain	(.36)	.13	.11
Total from investment operations	.22	.72	.63
Distributions from
Net investment income	(.57)	(.58)	(.51)
Net realized gain	(.12)	(.09)	(.14)
Total distributions	(.69)	(.67)	(.65)
Total increase (decrease) in net asset value	(.47)	.05	(.02)
Net asset value, ending	$15.64	$16.11	$16.06

Total return*	1.35%	4.59%	4.05%
Ratios to average net assets: A
Net investment income	3.70%	3.72%	3.28%
Total expenses	1.88%	1.90%	1.92%
Expenses before offsets	1.88%	1.90%	1.92%
Net expenses	1.87%	1.89%	1.91%
Portfolio turnover	495%	533%	524%
Net assets, ending (in thousands)	$92,235	$49,984	$39,612

	Years Ended
	September 30,	September 30,
Class C Shares	2005 (z)	2004
Net asset value, beginning	$16.31	$16.54
Income from investment operations
Net investment income	.29	.18
Net realized and unrealized gain	.08	.36
Total from investment operations	.37	.54
Distributions from
Net investment income	(.29)	(.18)
Net realized gain	(.31)	(.59)
Total distributions	(.60)	(.77)
Total increase (decrease) in net asset value	(.23)	(.23)
Net asset value, ending	$16.08	$16.31

Total return*	2.32%	3.34%
Ratios to average net assets: A
Net investment income	1.81%	1.12%
Total expenses	1.95%	1.96%
Expenses before offsets	1.95%	1.96%
Net expenses	1.94%	1.95%
Portfolio turnover	633%	967%
Net assets, ending (in thousands)	$28,663	$23,537

See notes to financial highlights.

Financial Highlights
		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2008 (z)	2007 (z)	2006 (y)(z)
Net asset value, beginning	$16.19	$16.13	$16.04
Income from investment operations
Net investment income	.67	.79	.33
Net realized and unrealized gain	(.27)	.12	.12
Total from investment operations	.40	.91	.45
Distributions from
Net investment income	(.73)	(.76)	(.36)
Net realized gain	(.12)	(.09)	--
Total distributions	(.85)	(.85)	(.36)
Total increase (decrease) in net asset value	(.45)	.06	.09
Net asset value, ending	$15.74	$16.19	$16.13

Total return*	2.49%	5.78%	2.84%
Ratios to average net assets: A
Net investment income	4.58%	4.91%	4.73% (a)
Total expenses	2.64%	6.11%	.63% (a)
Expenses before offsets	.75%	.76%	.62% (a)
Net expenses	.75%	.75%	.61% (a)
Portfolio turnover	495%	533%	209%
Net assets, ending (in thousands)	$1,503	$282	$82

		Periods Ended
	November 7,	September 30,	September 30,
Class I Shares	2005 (x)	2005 (z)	2004
Net asset value, beginning	$16.12	$16.37	$16.61
Income from investment operations
Net investment income	.06	.49	.41
Net realized and unrealized gain	(.04)	.10	.35
Total from investment operations	.02	.59	.76
Distributions from
Net investment income	(.05)	(.53)	(.41)
Net realized gain	--	(.31)	(.59)
Total distributions	(.05)	(.84)	(1.00)
Total increase (decrease) in net asset value	(.03)	(.25)	(.24)
Net asset value, ending	$16.09	$16.12	$16.37

Total return*	.13%	3.72%	4.73%
Ratios to average net assets: A
Net investment income	3.65% (a)	3.00%	2.46%
Total expenses	.81% (a)	.62%	.61%
Expenses before offsets	.81% (a)	.62%	.61%
Net expenses	.79% (a)	.61%	.60%
Portfolio turnover	293%	633%	967%
Net assets, ending (in thousands)	$0	$6,167	$24,369

See notes to financial highlights.

Financial Highlights
Period Ended
September 30,
Class Y Shares	2008 (z)^
Net asset value, beginning	$16.19
Income from investment operations
Net investment income	.31
Net realized and unrealized gain	(.40)
Total from investment operations	(.09)
Distributions from:
Net investment income	(.30)
Net realized gain	--
Total distributions	(.30)
Total increase (decrease) in net asset value	(.39)
Net asset value, ending	$15.80

Total return*	(.58%)
Ratios to average net assets: A
Net investment income	4.00% (a)
Total expenses	1.13% (a)
Expenses before offsets	.93% (a)
Net expenses	.93% (a)
Portfolio turnover	215%
Net assets, ending (in thousands)	$31,224

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(x) The last remaining shareholder in Class I redeemed on November 7, 2005.

(y) Class I resumed upon shareholder investment on April 21, 2006.

(z) Per share figures are calculated using the Average Share Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

^ From February 29, 2008, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This page intentionally left blank.

Trustee and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
RICHARD L. BAIRD, JR. AGE: 60	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29
DOUGLAS E. FELDMAN, M.D. AGE: 60	Trustee/ Director	1982 (CMF - 1992)	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
JOHN G. GUFFEY, JR. AGE: 60	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks (since 1998).	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 62	Trustee/ Director	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 71	Trustee/ Director	1982 (CMF - 1992)	Retired executive.	25	Acacia Federal Savings Bank
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 56	Trustee/ Director & President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	42
  Calvert Social Investment Foundation
  Pepco Holdings, Inc.
  Acacia Life Insurance Company (Chair)
  UNIFI Mutual Holding Company
  Ameritas Holding Company
  Acacia Financial Corp. (President & CEO)
  Acacia Realty Corp. (President and CEO)

DAVID R. ROCHAT AGE: 71	Trustee/ Director & Senior Vice President	1980 (CMF - 1992)	Executive Vice President of Calvert Asset Management Company, Inc. (prior to 2008) and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc. Vermont Quality Meats
D. WAYNE SILBY, Esq. AGE: 60	Trustee/ Director & Chair	1976 (CTFR - 1980) (CMF - 1992)	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The ICE Organization
OFFICERS
KAREN BECKER AGE: 56	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	1988 (CMF - 1992)	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.

TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 58	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 52	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 (CMF - 1992)	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1979 (CTFR - 1980) (CMF - 1992)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he was an officer of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Short Duration Income Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Balanced Portfolio
Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund
Calvert Global Water Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert
Investments that make a difference®

E-Delivery Sign-up -- details inside

September 30, 2008

Annual Report

Calvert Long-Term Income Fund

Calvert
Investments that make a difference®

A UNIFI Company

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com, click on My Account, and select the documents you would like to receive via e-mail.

If you're new to account access, you'll be prompted to set up a personal identification number for your account. Once you're in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps.

President's Letter
1

Portfolio Management Discussion
4

Shareholder Expense Example
7

Report of Independent Registered Public Accounting Firm
9

Schedule of Investments
10

Statement of Assets and Liabilities
17

Statement of Operations
18

Statements of Changes in Net Assets
19

Notes to Financial Statements
20

Financial Highlights
26

Explanation of Financial Tables
28

Proxy Voting and Availability of Quarterly Portfolio Holdings
30

Trustee and Officer Information Table
32

Dear Shareholder:

It has been a tumultuous 12 months for bonds, with this normally stable asset class roiled by the collapse in subprime mortgages, a deepening credit crunch, and a string of high-profile failures among financial institutions that have been major players in the debt markets. Banks and other financial institutions have tightened lending standards on a broad range of credit instruments, including mortgages, car loans, credit cards, and commercial paper. Calvert's taxable bond funds were not immune to the credit market turmoil, but our intensive credit research and relative value analysis helped us moderate the price declines in the fixed-income portfolios that we manage.

The subprime mortgage crisis, which was well underway at the beginning of the reporting period in late 2007 as the markets began to reassess the value of taking on additional investment risk, was the trigger for 2008's unprecedented market volatility. In March, the Federal Reserve organized the fire sale of investment bank Bear Stearns, a historic event that shook the fixed-income market. The markets were optimistic this would mark the low point of the credit crisis and seemed to be taking steps toward recovery into the summer. However, by July analysts had begun raising serious questions about the financial health of Fannie Mae and Freddie Mac, which caused the credit crisis to accelerate.

September 2008: An Extremely Turbulent Month

September 2008 was one of the most challenging months ever for bonds. The U.S. Treasury placed Fannie Mae and Freddie Mac, which issue a huge volume of their own debt and guarantee a large chunk of the residential mortgage-backed securities market, into conservatorship in early September. Then investment bank Lehman Brothers entered bankruptcy, the U.S. government bailed out insurer AIG, and Merrill Lynch agreed to be acquired by Bank of America. At the end of the month, it looked like Wachovia, another giant bank, would be acquired by Citigroup (after the end of the reporting period, Wachovia agreed to be acquired by Wells Fargo). These dislocations in the financial system indicated that the subprime mortgage crisis had become a complete meltdown in the credit market.

By the end of September, the U.S. Treasury and Federal Reserve had finally begun to take aggressive steps to ease the credit crisis that went beyond the bailout or takeover of individual institutions. The government organized a $700 billion financial rescue package designed to buy troubled assets from banks. At the end of September, the facilitating legislation was stuck in political limbo (it was eventually enacted in early October). However, corporate bonds had their worst month ever in September, losing 6.57% according to the Lehman U.S. Credit Index. Bonds issued by financial companies (measured by the Financial sector of the Lehman U.S. Credit Index) fared even worse in September, losing 12.86% in the month. At the opposite end of the bond performance spectrum, short-term U.S. Treasuries skyrocketed in value as investors flocked to them in a classic flight to quality.

Calvert Funds Turn in Strong Performance

Against this very volatile backdrop, Calvert's taxable fixed-income funds have performed well, with the majority beating their respective passive benchmark indexes for the reporting period. Most of our funds were able to outperform the broad market averages in large part because of the portfolio management team's disciplined adherence to a four-part investment process that optimizes duration, yield curve positioning, sector allocation, and credit quality for any market environment--even the extreme volatility that we experienced during the reporting period. Although the widespread volatility made it nearly impossible to completely avoid holdings that lost significant value--we did have exposure to two Icelandic banks whose bonds were marked down and which were recently taken over by their government--we avoided investing in many troubled assets. For example, we had no exposure at all to Lehman Brothers or AIG in our taxable bond funds.

While we have worked to minimize the impact on our shareholders of one of the most turbulent periods in the fixed-income market's history, we recognize that this period of declining asset values in virtually all corners of the financial markets has created great stress for investors. We encourage you to visit our website for frequent updates and commentary on economic and market developments from Calvert professionals. We are committed to continuing our efforts to identify opportunities that emerge in the fixed-income markets while we seek to meet our investors' long-term goals for stability and income.

As always, we appreciate your business and hope to continue to serve you in the months and years to come.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2008

As of September 30, 2008, the following companies represented the following percentages of net assets: Freddie Mac represented 0.1% of Calvert Income Fund; Merrill Lynch represented 0.7% of Calvert Long-Term Income Fund, 1.3% of Calvert Short Duration Income Fund, and 0.7% of Calvert Ultra-Short Income Fund; Bank of America represented 3.8% of Calvert Income Fund, 0.7% of Calvert Long-Term Income Fund, 1.5% of Calvert Short Duration Income Fund, and 0.5% of Calvert Ultra-Short Income Fund; Wachovia represented 1.4% of Calvert Income Fund, 1.7% of Calvert Long-Term Income Fund, 1.7% of Calvert Short Duration Income Fund, and 1.5% of Calvert Ultra-Short Income Fund; Citigroup represented 0.49% of Calvert Income Fund, 0.9% of Calvert Long-Term Income Fund, 0.5% of Calvert Short Duration Income Fund, and 1.0% of Calvert Ultra-Short Income Fund. All portfolio holdings are subject to change without notice.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager of Calvert Asset Management Company

Performance

For the 12-month period ended September 30, 2008, Calvert Long-Term Income Fund Class A Shares (at NAV) posted a return of 5.31% versus -9.19% for the benchmark Lehman Long U.S. Credit Index. An underweight to corporate bonds and a shorter duration in corporate securities helped the Fund outperform the benchmark.

Investment Climate

The 12-month period was one of the most difficult in the history of the U.S. credit markets. The turmoil that began in August 2007 expanded to the top of the credit-quality ladder--freezing the markets for high-quality municipal bonds and commercial paper as well as government-guaranteed housing agency and mortgage-backed securities. The collapse of investment bank Bear Stearns surprised the markets in March. Conditions deteriorated again when Fannie Mae and Freddie Mac started a mid-summer skid that ended with a government takeover in early September.

September continued to provide a dizzying and unprecedented chain of events. Lehman Brothers filed for bankruptcy, Bank of America bought struggling Merrill Lynch, the government rescued insurer AIG, and federal regulators seized and sold off the bulk of Washington Mutual's operations--and were orchestrating the sale of Wachovia at month's end. Goldman Sachs and Morgan Stanley opted to convert to commercial bank holding companies so they could borrow from the Federal Reserve. Finally, the House of Representatives rejected a $700 billion package to rescue the financial markets on September 29, which plunged the markets into chaos.

A similar relief package was signed into law later that week.

The results of this protracted turmoil were a rush to safety and liquidity and a massive credit crunch. The Federal Reserve fought back throughout the period by expanding its existing liquidity-enhancement measures and launching new ones to pump cash into the banking system and support frozen short-term lending markets. In just the last few weeks of September, the central bank's balance sheet grew 50% to $1.5 trillion.

In the end, soaring demand for Treasury securities weighed heavily on yields as the benchmark 10-year Treasury note's yield fell 0.75 percentage points during the period to 3.85% . In fact, yields of short-term securities such as the three-month Treasury bill --which fell 2.90 percentage points to 0.92%--sank to the lowest levels since World War II.

Overall, headline inflation ran at a 5.4% pace as of August while core inflation was a tamer 2.5%1. Economic growth, as measured by gross domestic product, was expected to be just 1.2%2 for the reporting period.

Portfolio Statistics
September 30, 2008

Investment Performance
(total return at NAV*)
	6 months	12 months
	ended	ended
	9/30/08	9/30/08
Class A	(0.58%)	5.31%
Lehman Long U.S. Credit Index**	(9.33%)	(9.19%)
Lipper Corp Debt Funds BBB Rated Average	(7.63%)	(6.20%)

Maturity Schedule
	Weighted Average
	9/30/08	9/30/07
	13 years	12 years

SEC Yield
	30 Days Ended
	9/30/08	9/30/07
	3.21%	4.16%

	% of Total
Economic Sectors	Investments
Asset Backed Securities	2.6%
Banks	13.2%
Brokerages	1.7%
Financial Services	4.0%
Industrial	18.3%
Industrial - Finance	1.5%
Municipal Obligations	12.3%
Real Estate Investment Trusts	1.0%
Special Purpose	6.2%
Transportation	2.0%
U.S. Government Agency Obligations	0.2%
U.S. Treasury	35.2%
Utilities	1.8%
Total	100%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 3.75% front-end sales charge or any deferred sales charge.

**Source: Lipper Analytical Services, Inc.

Portfolio Strategy

The Fund benefited throughout the period from an underweight to corporate securities in general and to long-term corporate bonds in particular. Intermediate-term corporate bonds within the Index had smaller losses than long-term ones for the period, returning -3.28% versus -9.19%.

The Fund also had a higher average credit quality rating than the benchmark. This helped returns during a period when corporate bonds, in general, posted negative returns and underperformed comparable U.S. Treasury securities. The Fund also maintained a significant position in cash and cash equivalents in anticipation of difficult market conditions.

Offsetting some of these contributions were markdowns in bonds issued by several financial companies, including Glitnir Bank, Kaupthing Bank, Credit Agricole, and Wachovia.

Outlook

We expect the credit markets to slowly recover over the next year but do not expect a return to the heady times of a few years ago. While there are similarities to the credit crunch of the early 1990s, the problem is larger and more global in nature this time. Since financial institutions must rebuild capital, they are not inclined to increase lending. Therefore, we think the credit crunch may last through next year.

For the balance of the year, we expect economic growth to be sub-par or recessionary and we expect the Fed's target interest rate to remain at the current 1.5% target or possibly move lower. High energy and food prices remain a concern, although core inflation has remained stable and should be partly restrained by the drag from the housing recession.

Moving forward, the programs announced by the Federal Reserve and Treasury should help restore confidence for lending institutions and investors. Also, spreads between yields of corporate bonds and Treasuries remain near historically wide levels--offering attractive opportunities for fixed-income investors focused on long-term results.

October 2008

As of September 30, 2008, the following companies represented the following percentages of Fund net assets: Bear Stearns 0.1%, Fannie Mae 0%, Freddie Mac 0%, Lehman Brothers 0%, Bank of America 0.7%, Merrill Lynch 0.7%, AIG 0%, Washington Mutual 0%, Wachovia 1.7%, Goldman Sachs 0.5%, Morgan Stanley 0.2%, Glitnir Bank 0.4%, Kaupthing Bank 0%, Credit Agricole 1.9%, and Wachovia 1.7%. All portfolio holdings are subject to change without notice.

1. Source: Bureau of Labor Statistics consumer price indexes for August 2008.

2. Source: Commerce Dept. and Wall Street Journal August 2008 survey of professional forecasters.

Portfolio Statistics
September 30, 2008

Average Annual Total Returns
(with max. load)
Class A
One Year	1.29%
Since Inception	4.53%
(12/31/04)

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another Class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

*Source: Lipper Analytical Services, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/08	9/30/08	4/1/08 - 9/30/08
Actual	$1,000.00	$994.20	$6.23
Hypothetical	$1,000.00	$1,018.75	$6.31
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/366.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Long-Term Income Fund:

We have audited the accompanying statement of assets and liabilities of the Calvert Long-Term Income Fund (the Fund), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from December 31, 2004 (inception) through September 30, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Long-Term Income Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from December 31, 2004 (inception) through September 30, 2005, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 21, 2008

Schedule of Investments
September 30, 2008
	Principal
Asset Backed Securities - 1.6%	Amount	Value
AmeriCredit Automobile Receivables Trust:
4.87%, 12/6/10	$33,295	$32,890
5.20%, 3/6/11	70,000	67,358
5.42%, 8/8/11	63,264	61,141
5.21%, 10/6/11	108,668	105,925
Capital Auto Receivables Asset Trust, 5.22%, 11/16/09	11,219	11,244
Capital One Auto Finance Trust, 5.33%, 11/15/10	29,283	29,084
Discover Card Master Trust, 3.488%, 9/17/12 (r)	100,000	97,260
GE Dealer Floorplan Master Note Trust, 3.198%, 4/20/11 (r)	75,000	72,376
GS Auto Loan Trust, 2.65%, 5/16/11	3,101	3,098

Total Asset Backed Securities (Cost $481,701)		480,376

Collateralized Mortgage-Backed Obligations
(privately originated) - 0.4%
Impac CMB Trust, 3.477%, 5/25/35 (r)	2,532	1,711
MASTR Alternative Loans Trust, 6.25%, 7/25/36	108,017	78,972
Structured Asset Securities Corp., 5.00%, 6/25/35	48,951	42,333

Total Collateralized Mortgage-Backed Obligations (privately originated)
(Cost $139,112)		123,016

Corporate Bonds - 38.2%
Alliance Mortgage Investments, 12.61%, 6/1/10 (b)(r)(x)*	4,817	-
American Express Centurion Bank, 2.568%, 7/13/10 (r)	100,000	91,577
APL Ltd., 8.00%, 1/15/24	280,000	240,800
ArcelorMittal, 6.125%, 6/1/18 (b)(e)	150,000	132,917
Army Hawaii Family Housing, 5.524%, 6/15/50 (e)	100,000	79,383
Asian Development Bank, 6.22%, 8/15/27	30,000	34,441
Atlantic Marine Corp. Communities LLC,
6.158%, 12/1/51 (b)(e)	60,000	46,704
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	30,000	1,500
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	25,000	24,120
BAC Capital Trust XV, 3.61%, 6/1/56 (r)	400,000	299,454
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	83,236	86,579
Bank of America, 3.404%, 5/12/10 (r)	200,000	197,383
Bayview Research Center Finance Trust,
6.33%, 1/15/37 (b)(e)	49,995	51,044
Bear Stearns Co's, Inc., 2.891%, 3/30/09 (r)	40,000	39,618
BNSF Funding Trust I, 6.613% to 1/15/26,
floating rate thereafter to 12/15/55 (r)	500,000	450,745
C8 Capital SPV Ltd., 6.64% to 12/31/14,
floating rate thereafter to 12/31/49 (e)(r)	85,000	79,663
Camp Pendleton & Quantico Housing LLC,
5.937%, 10/1/43 (e)	50,000	50,887
Cargill, Inc., 4.036%, 1/21/11 (e)(r)	70,000	69,750

	Principal
Corporate Bonds - Cont'd	Amount	Value
Caterpillar Financial Services Corp.:
3.304%, 8/6/10 (r)	$70,000	$68,003
5.85%, 9/1/17	100,000	92,605
Chesapeake Energy Corp.:
6.50%, 8/15/17	40,000	35,200
7.25%, 12/15/18	275,000	253,687
CIT Group, Inc., 6.10% to 3/15/17, floating rate thereafter to
3/15/67 (r)	55,000	20,075
Citigroup, Inc.:
6.20%, 3/15/09	200,000	201,049
8.40% to 4/30/18, floating rate thereafter to 4/29/49 (b)(r)	100,000	68,066
Compass Bancshares, Inc., 3.913%, 10/9/09 (e)(r)	100,000	99,579
Credit Agricole SA, 6.637% to 5/31/17, floating rate thereafter
to 5/31/49 (e)(r)	820,000	552,906
CVS Caremark Corp., 4.317%, 9/10/10 (r)	100,000	97,937
Discover Financial Services, 6.45%, 6/12/17	100,000	72,309
Dominion Resources, Inc.:
3.866%, 6/17/10 (r)	80,000	79,851
6.30% to 9/30/11, floating rate thereafter to 9/30/66 (r)	100,000	90,770
Enterprise Products Operating LP, 7.034% to 1/15/18, floating rate
thereafter to 1/15/68 (r)	340,000	287,528
FMG Finance Pty Ltd.:
6.811%, 9/1/11 (e)(r)	145,000	136,300
10.00%, 9/1/13 (b)(e)	75,000	72,750
10.625%, 9/1/16 (e)	150,000	147,000
Ford Motor Credit Co. LLC, 7.241%, 4/15/12 (r)	300,000	271,196
Fort Knox Military Housing, 5.915%, 2/15/52 (e)	130,000	106,963
General Electric Capital Corp., 2.859%, 12/12/08 (r)	580,000	578,154
Giants Stadium LLC:
10.00%, 4/1/37 (e)(r)	150,000	150,000
9.49%, 4/1/37 (e)(r)	300,000	300,000
Glitnir Banki HF:
3.046%, 4/20/10 (e)(g)(r)	75,000	54,117
6.693% to 6/15/11,
floating rate thereafter to 6/15/16 (e)(g)(r)	150,000	69,327
Goldman Sachs Group, Inc.:
3.27%, 12/23/09 (r)	100,000	99,875
3.869%, 6/28/10 (r)	50,000	45,625
Great River Energy, 6.254%, 7/1/38 (e)	100,000	93,309
HBOS plc, 6.657% to 5/21/37, floating rate thereafter to
5/21/49 (e)(r)	30,000	16,968
Hewlett-Packard Co., 3.21%, 9/3/09 (r)	70,000	69,789
Huntington National Bank, 4.65%, 6/30/09	60,000	58,769
Ingersoll-Rand Co. Ltd.:
6.391%, 11/15/27	40,000	40,051
6.23%, 11/19/27	15,000	16,287
6.015%, 2/15/28	25,000	26,220
Ingersoll-Rand Global Holding Co. Ltd.,
4.304%, 8/13/10 (r)	200,000	200,000
Irwin Land LLC:
5.03%, 12/15/25 (e)	100,000	82,379
5.40%, 12/15/47 (e)	125,000	93,985
Jersey Central Power & Light Co., 5.625%, 5/1/16	15,000	13,740
JPMorgan Chase & Co., 3.291%, 1/22/10 (r)	50,000	49,775
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	300,000	253,500

	Principal
Corporate Bonds - Cont'd	Amount	Value
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%,
12/1/27	$100,000	$98,360
Massachusetts Institute of Technology, 7.25%, 11/2/96	25,000	31,216
McGuire Air Force Base Military Housing Project, 5.611%,
9/15/51 (e)	30,000	23,889
Merrill Lynch & Co. Inc., 2.885%, 10/27/08 (r)	200,000	199,395
Morgan Stanley, 3.041%, 1/9/12 (r)	100,000	66,000
National Fuel Gas Co., 6.50%, 4/15/18 (e)	100,000	94,701
NationsBank Cap Trust III, 3.341%, 1/15/27 (r)	65,000	45,820
Nationwide Health Properties, Inc.:
6.90%, 10/1/37	40,000	41,608
6.59%, 7/7/38	30,000	31,337
Noble Group Ltd.:
8.50%, 5/30/13 (b)(e)	300,000	247,500
6.625%, 3/17/15 (b)(e)	110,000	80,489
Ohana Military Communities LLC:
5.675%, 10/1/26 (e)	70,000	62,544
6.00%, 10/1/51 (e)	30,000	25,999
OPTI Canada, Inc., 7.875%, 12/15/14	100,000	90,750
Overseas Shipholding Group, Inc., 7.50%, 2/15/24	100,000	88,500
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	40,000	31,451
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	50,000	48,074
Pioneer Natural Resources Co.:
5.875%, 7/15/16	100,000	89,410
6.65%, 3/15/17	240,000	216,042
7.20%, 1/15/28	100,000	86,007
PPL Montana LLC, 8.903%, 7/2/20	22,769	23,822
ProLogis, 3.058%, 8/24/09 (r)	150,000	145,507
Puget Sound Energy, Inc., 7.02%, 12/1/27	25,000	22,735
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	25,000	25,724
Rochester Gas & Electric Corp., 6.375%, 9/1/33 (b)	10,000	8,944
Royal Bank of Scotland Group plc, 7.64% to 9/29/17, floating
rate thereafter to 3/31/49 (b)(r)	400,000	256,000
SABMiller plc, 3.091%, 7/1/09 (e)(r)	60,000	59,722
Skyway Concession Co. LLC, 3.081%, 6/30/17 (b)(e)(r)	100,000	82,112
Southern California Edison Co., 5.75%, 4/1/35	10,000	9,298
SouthTrust Bank, 6.565%, 12/15/27 (b)	120,000	76,175
Sovereign Bancorp, Inc., 3.09%, 3/1/09 (r)	100,000	81,719
Sovereign Bank, 4.511%, 8/1/13 (r)	300,000	198,000
TEPPCO Partners LP, 7.00% to 6/1/17, floating thereafter
to 6/1/67 (r)	212,000	177,974
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/28 (b)(e)	135,000	23,163
2/15/31 (b)(e)	196,000	25,594
2/15/43 (e)	1,950,000	369,634
2/15/45 (b)(e)	357,257	41,692
Verizon North, Inc., 5.634%, 1/1/21 (e)	15,000	13,118
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate
thereafter to 3/15/42 (r)	1,000,000	420,000
Wachovia Corp., 5.625%, 12/15/08	100,000	98,001

	Principal
Corporate Bonds - Cont'd	Amount	Value
Wells Fargo Bank:
6.584%, 9/1/27 (e)	$100,000	$103,780
6.734%, 9/1/47 (e)	100,000	104,910
Wells Fargo Capital XIII, 7.70% to 3/26/13, floating rate thereafter
to 12/26/49 (r)	100,000	87,201
Xstrata Finance Dubai Ltd., 3.154%, 11/13/09 (e)(r)	90,000	89,038

Total Corporate Bonds (Cost $12,166,720)		11,285,164

Taxable Municipal Obligations - 9.1%
Abag Finance Authority for Nonprofit Corps Revenue VRDN,
4.75%, 6/1/37 (r)	200,000	200,000
Adams-Friendship Area Wisconsin School District GO Bonds,
5.47%, 3/1/18	30,000	29,757
Alabaster Alabama GO Bonds, 5.45%, 4/1/21	25,000	23,447
Anaheim California Redevelopment Agency Tax Allocation Bonds,
6.506%, 2/1/31	125,000	128,862
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/18	30,000	28,771
California Statewide Communities Development Authority Revenue
Bonds, 5.61%, 8/1/14	30,000	31,145
Camarillo California Community Development Commission
Tax Allocation Bonds, 5.78%, 9/1/26	30,000	27,821
Commonwealth Pennsylvania Financing Authority Revenue Bonds,
5.631%, 6/1/23	30,000	31,159
Cook County Illinois School District GO Bonds, Zero Coupon,
12/1/24	25,000	8,709
East Lansing Michigan GO Bonds, 5.00%, 4/1/14	85,000	85,773
Ewing Township New Jersey School District GO Bonds, 4.80%,
5/1/16	10,000	9,792
Fairfield California PO Revenue Bonds:
5.22%, 6/1/20	15,000	14,027
5.34%, 6/1/25	15,000	13,831
Florida State First Governmental Financing Commission Revenue
Bonds, 5.30%, 7/1/19	25,000	23,588
Fort Wayne Indiana Redevelopment District Revenue Bonds,
5.24%, 6/1/21	25,000	23,329
Georgetown University Washington DC Revenue Bonds, 7.22%,
4/1/19	300,000	299,250
Grant County Washington Public Utility District No. 2 Revenue
Bonds:
5.29%, 1/1/20	25,000	24,080
5.48%, 1/1/21	10,000	9,836
Hammonton New Jersey GO Bonds, 5.90%, 3/1/18	15,000	14,881
Howell Township New Jersey School District GO Bonds, 5.30%,
7/15/19	25,000	24,715
Illinois State MFH Development Authority Revenue Bonds, 6.537%,
1/1/33	70,000	65,301
Jackson & Williamson Counties Illinois Community High School
District GO Bonds, Zero Coupon, 12/1/21	180,000	80,429
Kansas City Missouri Airport Revenue Bonds,
5.125%, 9/1/17	15,000	13,872

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Kaukauna Wisconsin School District GO Revenue Bonds,
5.07%, 3/1/09	$125,000	$125,591
Kern County California PO Revenue Bonds, Zero Coupon,
8/15/20	125,000	59,234
King County Washington Housing Authority Revenue Bonds,
6.375%, 12/31/46	50,000	50,942
La Mesa California COPs, 6.32%, 8/1/26	30,000	30,641
Lancaster Pennsylvania Parking Authority Revenue Bonds,
5.95%, 12/1/25	50,000	48,023
Leland Stanford Jr. University California Revenue Bonds,
6.875%, 2/1/24	100,000	113,831
Linden New Jersey GO Revenue Bonds, 5.63%, 4/1/21	60,000	55,647
Metropolitan Washington DC Airport Authority System Revenue
Bonds, 5.69%, 10/1/30	15,000	13,868
Mississippi State Development Bank SO Revenue Bonds, 5.60%,
1/1/26	30,000	27,926
Montgomery Alabama GO Bonds, 4.94%, 4/1/17	10,000	9,588
Moreno Valley California Public Financing Authority Revenue
Bonds, 5.549%, 5/1/27	50,000	46,331
Nashville & Davidson County Tennessee Water & Sewage Revenue
Bonds, 4.74%, 1/1/15	80,000	79,418
Nevada State Department of Business & Industry Lease Revenue
Bonds, 5.87%, 6/1/27	50,000	48,346
New York City IDA Revenue Bonds, 6.027%, 1/1/46	30,000	29,448
Oakland California PO Revenue Bonds, Zero Coupon,
12/15/20	120,000	55,619
Oakland California Redevelopment Agency Tax Allocation Bonds,
5.411%, 9/1/21	30,000	28,980
Orange County California PO Revenue Bonds, Zero Coupon,
9/1/14	95,000	70,459
Oregon State Local Governments GO Bonds, Zero Coupon,
6/1/18	100,000	55,964
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/16	25,000	16,010
6/30/18	30,000	16,551
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon,
4/15/20	25,000	11,977
Philadelphia Pennsylvania School District GO Bonds, 5.09%,
7/1/20	10,000	9,665
Redlands California PO Revenue Bonds, Zero Coupon:
8/1/27	250,000	76,170
8/1/28	175,000	50,059
San Bernardino California Joint Powers Financing Authority Tax
Allocation Bonds, 5.625%, 5/1/16	40,000	39,597
San Jose California Redevelopment Agency Tax Allocation Bonds,
5.10%, 8/1/20	15,000	13,382
Santa Cruz County California Redevelopment Agency Tax
Allocation Revenue Bonds, 5.50%, 9/1/20	40,000	37,471
Schenectady New York Metroplex Development Authority
Revenue Bonds, 5.36%, 8/1/16	40,000	39,863
St. Paul Minnesota Sales Tax Revenue Bonds, 6.125%,
11/1/25	50,000	49,192
Thorp Wisconsin School District GO Bonds, 6.15%, 4/1/26	40,000	40,915
Thousand Oaks California Redevelopment Agency Tax Allocation
Bonds, 5.25%, 12/1/21	50,000	46,400

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Utah State Housing Corp. Military Housing Revenue Bonds:
5.392%, 7/1/50	$15,000	$13,303
5.442%, 7/1/50	10,000	8,933
Vigo County Indiana Industrial Redevelopment Authority Revenue
Bonds, 5.30%, 2/1/21	15,000	13,883
West Contra Costa California Unified School District COPs, 5.03%,
1/1/20	15,000	13,820
West Covina California Public Financing Authority Lease Revenue
Bonds, 6.05%, 6/1/26	40,000	36,460

Total Taxable Municipal Obligations (Cost $2,753,919)		2,695,882

U.S. Government Agencies
and Instrumentalities - 0.2%
New Valley Generation V, 4.929%, 1/15/21	38,730	38,600

Total U.S. Government Agencies and Instrumentalities (Cost $37,675)		38,600

U.S. Treasury - 26.9%
United States Treasury Bonds:
5.375%, 2/15/31	35,000	39,763
4.75%, 2/15/37	122,000	130,712
5.00%, 5/15/37	173,000	192,760
4.375%, 2/15/38	375,000	379,746
United States Treasury Notes, 4.00%, 8/15/18	7,105,000	7,204,914

Total U.S. Treasury (Cost $7,939,433)		7,947,895

Equity Securities - 0.0%	Shares
Conseco, Inc. *	1,712	6,026

Total Equity Securities (Cost $30,993)		6,026

TOTAL INVESTMENTS (Cost $23,549,553) - 76.4%		22,576,959
Other assets and liabilities, net - 23.6%		6,954,778
Net Assets - 100%		$29,531,737

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
10 Year U.S. Treasury Notes	35	12/08	$4,011,875	($30,232)

* Non-income producing security.

(b) This security was valued by the Board of Trustees. See Note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g) Subsequent to year end, this security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007.

      This security is no longer accruing interest.

Abbreviations:
COPs: Certificates of Participation	LP: Limited Partnership
GO: General Obligation	MFH: Multi-Family Housing
IDA: Industrial Development Authority	PO: Pension Obligation
LLC: Limited Liability Corporation	SO: Special Obligation
VRDN: Variable Rate Demand Notes

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2008
Assets
Investments in securities, at value (Cost $23,549,553) -
see accompanying schedule	$22,576,959
Cash	7,105,381
Receivable for securities sold	630,721
Receivable for shares sold	100,193
Interest and dividends receivable	226,165
Other assets	72,180
Total assets	30,711,599

Liabilities
Payable for securities purchased	834,903
Payable for shares redeemed	232,112
Payables for futures variation margin	68,359
Payable to Calvert Asset Management Company, Inc.	17,131
Payable to Calvert Administrative Services Company	7,236
Payable to Calvert Shareholder Services, Inc.	501
Payable to Calvert Distributors, Inc.	6,030
Accrued expenses and other liabilities	13,590
Total liabilities	1,179,862
Net Assets	$29,531,737

Net Assets Consist of:
Paid-in capital applicable to 1,913,192 shares of beneficial interest, unlimited number of no par shares authorized	$29,794,838
Undistributed net investment income	3,251
Accumulated net realized gain (loss) on investments	736,474
Net unrealized appreciation (depreciation) on investments	(1,002,826)

Net Assets	$29,531,737

Net Asset Value Per Share	$15.44

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2008
Net Investment Income
Investment Income:
Interest income	$1,033,065
Dividend income	2,543
Total investment income	1,035,608

Expenses:
Investment advisory fee	79,486
Administrative fees	59,614
Transfer agency fees and expenses	69,294
Trustees' fees and expenses	1,092
Distribution Plan expenses	49,679
Custodian fees	30,099
Accounting fees	3,281
Registration fees	13,963
Reports to shareholders	4,849
Professional fees	18,153
Miscellaneous	1,173
Total expenses	330,683
Reimbursement from Advisor	(76,276)
Fees paid indirectly	(6,013)
Net expenses	248,394
Net Investment Income	787,214

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	660,667
Futures	154,929
815,596

Change in unrealized appreciation (depreciation) on:
Investments	(913,531)
Futures	(35,332)
(948,863)

Net Realized and Unrealized Gain
(Loss)	(133,267)

Increase (Decrease) in Net Assets
Resulting From Operations	$653,947

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$787,214	$378,059
Net realized gain (loss) on investments	815,596	241,495
Change in unrealized appreciation (depreciation)	(948,863)	(97,835)

Increase (Decrease) in Net Assets
Resulting From Operations	653,947	521,719

Distributions to shareholders from:
Net investment income	(779,160)	(376,887)
Net realized gain	(317,167)	(6,911)
Total distributions	(1,096,327)	(383,798)

Capital share transactions:
Shares sold	23,647,400	9,659,296
Reinvestment of distributions	958,721	328,859
Redemption fees	2,068	203
Shares redeemed	(6,773,239)	(2,981,674)
Total capital share transactions	17,834,950	7,006,684

Total Increase (Decrease) in Net Assets	17,392,570	7,144,605

Net Assets
Beginning of year	12,139,167	4,994,562
End of year (including undistributed net investment income of $3,251 and $1,303, respectively)	$29,531,737	$12,139,167

Capital Share Activity
Shares sold	1,507,320	623,449
Reinvestment of distributions	61,307	21,263
Shares redeemed	(432,496)	(192,786)
Total capital share activity	1,136,131	451,926

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Long-Term Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers Class A shares which are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2008, securities valued at $1,214,650, or 4.1% of net assets were fair valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Schedule of Investments footnotes on page 16.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005 -- 2008) for purposes of implementing FIN 48, and has concluded that as of September 30, 2008, no provision for income tax is required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .40% of the Fund's average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2009. The contractual expense cap is 1.25%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .30% of the average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% annually of the Fund's average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% of the Fund's average daily net assets of Class A.

The Distributor received $14,382 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2008.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $4,018 for the year ended September 30, 2008. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $37,634,687 and $28,484,335, respectively. U.S. government security purchases and sales were $63,577,627 and $58,965,553, respectively.

The cost of investments owned at September 30, 2008 for federal income tax purposes was $23,567,776. Net unrealized depreciation aggregated $990,817, of which $188,780 related to appreciated securities and $1,179,597 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended September 30, 2008 and September 30, 2007 were as follows:

Distributions paid from:	2008	2007
Ordinary income	$1,087,332	$383,798
Long term capital gain	8,995	--
Total	$1,096,327	$383,798

As of September 30, 2008, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$555,628
Undistributed long term capital gain	172,933
Unrealized appreciation (depreciation)	(990,817)
($262,256)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales, Section 1256 contracts, and interest defaults.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification for the Fund are asset-backed securities and tax-exempt income.

Undistributed net investment income	($6,106)
Accumulated net realized gain (loss)	5,692
Paid-in capital	414

The Fund may sell or purchase securities to and from other Funds managed by the Advisor, typically short-term variable demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2008, there were $200,000 such purchase transactions.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2008. For the year ended September 30, 2008, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$1,554	2.82%	$155,833	May 2008

Tax Information (Unaudited)

The Fund designates $8,995 as capital gain dividends for the fiscal year ended September 30, 2008.

Financial Highlights
	Years Ended
	September 30,	September 30,
Class A Shares	2008	2007
Net asset value, beginning	$15.62	$15.36
Income from investment operations
Net investment income	.62	.62
Net realized and unrealized gain (loss)	.20	.27
Total from investment operations	.82	.89
Distributions from
From net investment income	(.61)	(.61)
Net realized gain	(.39)	(.02)
Total distributions	(1.00)	(.63)
Total increase (decrease) in net asset value	(.18)	.26
Net asset value, ending	$15.44	$15.62

Total return*	5.31%	5.92%
Ratios to average net assets:A
Net investment income	3.96%	4.09%
Total expenses	1.66%	2.03%
Expenses before offsets	1.28%	1.30%
Net expenses	1.25%	1.25%
Portfolio turnover	604%	767%
Net assets, ending (in thousands)	$29,532	$12,139

	Periods Ended
	September 30,	September 30,
Class A Shares	2006	2005^
Net asset value, beginning	$15.52	$15.00
Income from investment operations
Net investment income	.58	.27
Net realized and unrealized gain (loss)	.08	.52
Total from investment operations	.66	.79
Distributions from
From net investment income	(.58)	(.27)
Net realized gain	(.24)	--
Total distributions	(.82)	(.27)
Total increase (decrease) in net asset value	(.16)	.52
Net asset value, ending	$15.36	$15.52

Total return*	4.49%	5.29%**
Ratios to average net assets:A
Net investment income	4.04%	2.41% (a)
Total expenses	3.76%	6.82% (a)
Expenses before offsets	1.55%	1.51% (a)
Net expenses	1.25%	1.25% (a)
Portfolio turnover	547%	931%
Net assets, ending (in thousands)	$4,995	$2,051

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Total return would have been 5.15% without the payment by affiliate. On March 30, 2005, the Advisor voluntarily contributed $2,658 to the Fund to reimburse the effect of a realized loss caused by a trading error. This transaction was deemed a "payment by affiliate."

^ From December 31, 2004, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This page intentionally left blank.

Trustee and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
RICHARD L. BAIRD, JR. AGE: 60	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29
DOUGLAS E. FELDMAN, M.D. AGE: 60	Trustee/ Director	1982 (CMF - 1992)	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
JOHN G. GUFFEY, JR. AGE: 60	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks (since 1998).	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 62	Trustee/ Director	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 71	Trustee/ Director	1982 (CMF - 1992)	Retired executive.	25	Acacia Federal Savings Bank
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 56	Trustee/ Director & President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	42
  Calvert Social Investment Foundation
  Pepco Holdings, Inc.
  Acacia Life Insurance Company (Chair)
  UNIFI Mutual Holding Company
  Ameritas Holding Company
  Acacia Financial Corp. (President & CEO)
  Acacia Realty Corp. (President and CEO)

DAVID R. ROCHAT AGE: 71	Trustee/ Director & Senior Vice President	1980 (CMF - 1992)	Executive Vice President of Calvert Asset Management Company, Inc. (prior to 2008) and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc. Vermont Quality Meats
D. WAYNE SILBY, Esq. AGE: 60	Trustee/ Director & Chair	1976 (CTFR - 1980) (CMF - 1992)	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The ICE Organization
OFFICERS
KAREN BECKER AGE: 56	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	1988 (CMF - 1992)	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.

TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 58	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 52	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 (CMF - 1992)	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1979 (CTFR - 1980) (CMF - 1992)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he was an officer of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Long-Term Income Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund
Calvert Global Water Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert
Investments that make a difference®

E-Delivery Sign-up -- details inside

September 30, 2008

Annual Report

Calvert Ultra-Short Income Fund

Calvert
Investments that make a difference®

A UNIFI Company

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com, click on My Account, and select the documents you would like to receive via e-mail.

If you're new to account access, you'll be prompted to set up a personal identification number for your account. Once you're in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps.

President's Letter
1

Portfolio Management Discussion
4

Shareholder Expense Example
7

Report of Independent Registered Public Accounting Firm
9

Schedule of Investments
10

Statement of Assets and Liabilities
14

Statement of Operations
15

Statements of Changes in Net Assets
16

Notes to Financial Statements
17

Financial Highlights
22

Explanation of Financial Tables
23

Proxy Voting and Availability of Quarterly Portfolio Holdings
25

Trustee and Officer Information Table
26

Dear Shareholder:

It has been a tumultuous 12 months for bonds, with this normally stable asset class roiled by the collapse in subprime mortgages, a deepening credit crunch, and a string of high-profile failures among financial institutions that have been major players in the debt markets. Banks and other financial institutions have tightened lending standards on a broad range of credit instruments, including mortgages, car loans, credit cards, and commercial paper. Calvert's taxable bond funds were not immune to the credit market turmoil, but our intensive credit research and relative value analysis helped us moderate the price declines in the fixed-income portfolios that we manage.

The subprime mortgage crisis, which was well underway at the beginning of the reporting period in late 2007 as the markets began to reassess the value of taking on additional investment risk, was the trigger for 2008's unprecedented market volatility. In March, the Federal Reserve organized the fire sale of investment bank Bear Stearns, a historic event that shook the fixed-income market. The markets were optimistic this would mark the low point of the credit crisis and seemed to be taking steps toward recovery into the summer. However, by July analysts had begun raising serious questions about the financial health of Fannie Mae and Freddie Mac, which caused the credit crisis to accelerate.

September 2008: An Extremely Turbulent Month

September 2008 was one of the most challenging months ever for bonds. The U.S. Treasury placed Fannie Mae and Freddie Mac, which issue a huge volume of their own debt and guarantee a large chunk of the residential mortgage-backed securities market, into conservatorship in early September. Then investment bank Lehman Brothers entered bankruptcy, the U.S. government bailed out insurer AIG, and Merrill Lynch agreed to be acquired by Bank of America. At the end of the month, it looked like Wachovia, another giant bank, would be acquired by Citigroup (after the end of the reporting period, Wachovia agreed to be acquired by Wells Fargo). These dislocations in the financial system indicated that the subprime mortgage crisis had become a complete meltdown in the credit market.

By the end of September, the U.S. Treasury and Federal Reserve had finally begun to take aggressive steps to ease the credit crisis that went beyond the bailout or takeover of individual institutions. The government organized a $700 billion financial rescue package designed to buy troubled assets from banks. At the end of September, the facilitating legislation was stuck in political limbo (it was eventually enacted in early October). However, corporate bonds had their worst month ever in September, losing 6.57% according to the Lehman U.S. Credit Index. Bonds issued by financial companies (measured by the Financial sector of the Lehman U.S. Credit Index) fared even worse in September, losing 12.86% in the month. At the opposite end of the bond performance spectrum, short-term U.S. Treasuries skyrocketed in value as investors flocked to them in a classic flight to quality.

Calvert Funds Turn in Strong Performance

Against this very volatile backdrop, Calvert's taxable fixed-income funds have performed well, with the majority beating their respective passive benchmark indexes for the reporting period. Most of our funds were able to outperform the broad market averages in large part because of the portfolio management team's disciplined adherence to a four-part investment process that optimizes duration, yield curve positioning, sector allocation, and credit quality for any market environment--even the extreme volatility that we experienced during the reporting period. Although the widespread volatility made it nearly impossible to completely avoid holdings that lost significant value--we did have exposure to two Icelandic banks whose bonds were marked down and which were recently taken over by their government--we avoided investing in many troubled assets. For example, we had no exposure at all to Lehman Brothers or AIG in our taxable bond funds.

While we have worked to minimize the impact on our shareholders of one of the most turbulent periods in the fixed-income market's history, we recognize that this period of declining asset values in virtually all corners of the financial markets has created great stress for investors. We encourage you to visit our website for frequent updates and commentary on economic and market developments from Calvert professionals. We are committed to continuing our efforts to identify opportunities that emerge in the fixed-income markets while we seek to meet our investors' long-term goals for stability and income.

As always, we appreciate your business and hope to continue to serve you in the months and years to come.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2008

As of September 30, 2008, the following companies represented the following percentages of net assets: Freddie Mac represented 0.1% of Calvert Income Fund; Merrill Lynch represented 0.7% of Calvert Long-Term Income Fund, 1.3% of Calvert Short Duration Income Fund, and 0.7% of Calvert Ultra-Short Income Fund; Bank of America represented 3.8% of Calvert Income Fund, 0.7% of Calvert Long-Term Income Fund, 1.5% of Calvert Short Duration Income Fund, and 0.5% of Calvert Ultra-Short Income Fund; Wachovia represented 1.4% of Calvert Income Fund, 1.7% of Calvert Long-Term Income Fund, 1.7% of Calvert Short Duration Income Fund, and 1.5% of Calvert Ultra-Short Income Fund; Citigroup represented 0.49% of Calvert Income Fund, 0.9% of Calvert Long-Term Income Fund, 0.5% of Calvert Short Duration Income Fund, and 1.0% of Calvert Ultra-Short Income Fund. All portfolio holdings are subject to change without notice.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager of Calvert Asset Management Company

Performance

For the 12 months ended September 30, 2008, Calvert Ultra-Short Income Fund Class A (at NAV) returned 4.34% versus 4.51% for the Lehman Short Treasury 9-12 Month Index. This slight underperformance was due to the Fund's exposure to corporate floating-rate securities and an underweight to Treasuries in a period where Treasury securities were the best-returning sector.

Investment Climate

The 12-month period was one of the most difficult in the history of the U.S. credit markets. The turmoil that began in August 2007 expanded to the top of the credit-quality ladder--freezing the markets for high-quality municipal bonds and commercial paper as well as government-guaranteed housing agency and mortgage-backed securities. After the investment banks survived very tight year-end financing conditions, the collapse of investment bank Bear Stearns surprised the markets in March. Conditions deteriorated again when Fannie Mae and Freddie Mac started a mid-summer skid that ended with a government takeover in early September.

September continued to provide a dizzying and unprecedented chain of events. Lehman Brothers filed for bankruptcy, Bank of America bought struggling Merrill Lynch, the government rescued insurer AIG, and federal regulators seized and sold off the bulk of Washington Mutual's operations--and were orchestrating the sale of Wachovia at month's end. Goldman Sachs and Morgan Stanley opted to convert to commercial bank holding companies so they could borrow from the Federal Reserve. Finally, the House of Representatives rejected a $700 billion package to rescue the financial markets on September 29, which plunged the markets into chaos. A similar relief package was signed into law later that week.

The results of this protracted turmoil were a rush to safety and liquidity and a massive credit crunch. The Federal Reserve fought back throughout the period by expanding its existing liquidity-enhancement measures and launching new ones to pump cash into the banking system and support frozen short-term lending markets. In just the last few weeks of September, the central bank's balance sheet grew 50% to $1.5 trillion.

In the end, soaring demand for Treasury securities weighed heavily on yields as the benchmark 10-year Treasury note's yield fell 0.75 percentage points during the period to 3.85%. In fact, yields of short-term securities such as the three-month Treasury bill--which fell 2.90 percentage points to 0.92%--sank to the lowest levels since World War II.

Overall, headline inflation ran at a 5.4% pace as of August while core inflation was a tamer 2.5%1. Economic growth, as measured by gross domestic product, was expected to be just 1.2%2 for the reporting period.

Portfolio Strategy

The Fund was managed throughout the period with exposure to corporate floating rate securities and a defensive allocation to cash. The Fund also had a significant allocation to very short duration securities--in fact, as of September 30, 2008, 70% was allocated to securities with a duration of less than one year. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.) The Fund invests primarily in investment grade corporate floating-rate notes and had no exposure to floating-rate senior bank loans.

Offsetting some of these contributions were markdowns in bonds issued by several financial companies, including Glitnir Bank, Bank of America, and Wachovia.

Outlook

We expect the credit markets to slowly recover over the next year but do not expect a return to the heady times of a few years ago. While there are similarities to the credit crunch of the early 1990s, the problem is larger and more global in nature this time. Since financial institutions must rebuild capital, they are not inclined to increase lending. Therefore, we think the credit crunch may last through next year.

For the balance of the year, we expect economic growth to be sub-par or recessionary and we expect the Fed's target interest rate to remain at the current 1.5% target or possibly move lower. High energy and food prices remain a concern, although core inflation has remained stable and should be partly restrained by the drag from the housing recession.

Moving forward, the programs announced by the Federal Reserve and Treasury should help restore confidence for lending institutions and investors. Also, spreads between yields of corporate bonds and Treasuries remain near historically wide levels--offering attractive opportunities for fixed-income investors focused on long-term results.

October 2008

1 Source: Bureau of Labor Statistics consumer price indexes for August 2008.

2 Source: Commerce Dept. and Wall Street Journal August 2008 survey of professional forecasters.

As of September 30, 2008, the following companies represented the following percentages of Fund net assets: Bear Stearns 0.2%, Fannie Mae 0%, Freddie Mac 0%, Lehman Brothers 0%, Bank of America 0.5%, Merrill Lynch 0.7%, AIG 0%, Washington Mutual 0%, Wachovia 1.6%, Goldman Sachs 0.7%, Morgan Stanley 0.2%, and Glitnir 0.4%. All portfolio holdings are subject to change without notice.

Portfolio Statistics
September 30, 2008

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	9/30/08	9/30/08
Class A	2.19%	4.34%
Lehman Short Treasury 9-12 Month Index**	0.91%	4.51%
Lipper Ultra-Short Obligations Funds Average	(1.58%)	(2.87%)

Maturity Schedule
	Weighted Average
	9/30/08	9/30/07
	94 days	35 days

SEC Yield
	30 days ended
	9/30/08	9/30/07
	2.23%	4.88%

	% of total
Economic Sectors	investments
Asset Backed Securities	10.6%
Banks	12.2%
Brokerages	4.3%
Financial Services	7.3%
Financials	0.8%
Industrial	14.1%
Industrial - Finance	3.9%
Insurance	1.7%
Municipal Obligations	4.3%
Real Estate Investment Trusts	1.9%
Special Purpose	37.0%
Utilities	1.9%
Total	100%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 1.25% front-end sales charge or any deferred sales charge.

**Source: Lipper Analytical Services, Inc.

Portfolio Statistics
September 30, 2008

Average Annual Total Returns
(with max. load)
Class A Shares
One year	3.04%
Since Inception	3.85%
(10/31/06)

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 1.25%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

*Source: Lipper Analytical Services, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/08	9/30/08	4/1/08 - 9/30/08
Actual	$1,000.00	$1,021.90	$4.50
Hypothetical	$1,000.00	$1,020.55	$4.50
(5% return per year before expenses)

*Expenses are equal to the Fund's annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 183/366.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Ultra-Short Income Fund:

We have audited the accompanying statement of assets and liabilities of the Calvert Ultra-Short Income Fund (the Fund), formerly known as "Calvert Ultra-Short Floating Income Fund," a series of The Calvert Fund, including the schedule of investments, as of September 30, 2008, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from October 31, 2006 (inception) through September 30, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Ultra-Short Income Fund as of September 30, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from October 31, 2006 (inception) through September 30, 2007, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 21, 2008

Schedule of Investments
September 30, 2008
	Principal
Asset Backed Securities - 3.6%	Amount	Value
AmeriCredit Automobile Receivables Trust:
4.87%, 12/6/10	$81,905	$80,910
5.20%, 3/6/11	110,000	105,848
5.56%, 9/6/11	45,213	44,944
5.21%, 10/6/11	54,055	52,691
Capital One Auto Finance Trust:
5.33%, 11/15/10	115,082	114,299
2.528%, 10/15/12 (r)	50,256	46,380
Discover Card Master Trust, 3.488%, 9/17/12 (r)	100,000	97,260
GE Capital Credit Card Master Note Trust, 2.528%, 3/15/13 (r)	160,000	153,475
GE Dealer Floorplan Master Note Trust, 3.198%, 4/20/11 (r)	75,000	72,376
GS Auto Loan Trust, 2.65%, 5/16/11	1,860	1,859
Household Automotive Trust, 4.35%, 6/18/12	96,460	96,214
Triad Auto Receivables Owner Trust, 4.77%, 1/12/11	41,828	41,395
WFS Financial Owner Trust:
4.39%, 11/19/12	33,460	33,414
4.57%, 11/19/12	50,000	49,005

Total Asset Backed Securities (Cost $987,880)		990,070

Collateralized Mortgage-Backed Obligations
(privately originated) - 0.4%
Adjustable Rate Mortgage Trust, 3.607%, 2/25/35 (r)	5,050	4,652
Impac CMB Trust:
3.987%, 10/25/34 (r)	5,035	3,705
3.467%, 4/25/35 (r)	5,852	3,270
MLCC Mortgage Investors, Inc.:
3.577%, 3/25/28 (r)	27,216	22,132
3.437%, 4/25/29 (r)	12,016	11,194
3.487%, 7/25/29 (r)	16,971	16,174
3.437%, 3/25/30 (r)	7,534	7,110
Sequoia Mortgage Trust, 3.508%, 11/20/34 (r)	35,084	32,765

Total Collateralized Mortgage-Backed Obligations
(privately originated) (Cost $113,229)		101,002

Corporate Bonds - 31.6%
American Express Centurion Bank, 2.568%, 7/13/10 (r)	60,000	54,946
American Express Credit Corp., 2.547%, 4/6/09 (r)	120,000	117,523
Anadarko Petroleum Corp., 3.219%, 9/15/09 (r)	200,000	195,884
BAC Capital Trust XV, 3.61%, 6/1/56 (r)	30,000	22,459
Bank of America, 3.404%, 5/12/10 (r)	100,000	98,691

	Principal
Corporate Bonds - Cont'd	Amount	Value
Bear Stearns Co.'s, Inc.:
3.852%, 3/30/09 (r)	$20,000	$19,809
3.186%, 7/19/10 (r)	40,000	39,548
Capmark Financial Group, Inc., 3.453%, 5/10/10 (r)	40,000	28,405
Cargill, Inc, 4.036%, 1/21/11 (e)(r)	75,000	74,732
Caterpillar Financial Services Corp.:
3.253%, 2/8/10 (r)	50,000	49,050
3.304%, 8/6/10 (r)	70,000	68,003
Cinergy Global Resources, Inc., 6.20%, 11/3/08 (e)	10,000	10,015
CIT Group, Inc.:
5.00%, 11/24/08	100,000	97,500
3.213%, 12/19/08 (r)	30,000	28,050
2.927%, 8/17/09 (r)	20,000	16,500
2.939%, 3/12/10 (r)	30,000	21,300
Citigroup Funding, Inc., 3.19%, 4/23/09 (r)	50,000	48,019
Citigroup, Inc.:
6.20%, 3/15/09	100,000	100,525
2.897%, 5/18/11 (r)	100,000	88,351
Comcast Corp., 3.088%, 7/14/09 (r)	200,000	195,705
CVS Caremark Corp., 3.111%, 6/1/10 (r)	100,000	94,780
Discover Financial Services, 3.349%, 6/11/10 (r)	60,000	48,432
Dominion Resources, Inc., 3.866%, 6/17/10 (r)	90,000	89,833
FMG Finance Pty Ltd., 6.811%, 9/1/11 (e)(r)	55,000	51,700
Ford Motor Credit Co. LLC, 7.241%, 4/15/12 (r)	200,000	180,798
General Electric Capital Corp., 2.859%, 12/12/08 (r)	150,000	149,522
Giants Stadium LLC:
9.49%, 4/1/37 (e)(r)	1,200,000	1,200,000
10.00%, 4/1/37 (e)(r)	2,600,000	2,600,000
Glitnir Banki HF:
2.951%, 10/15/08 (e)(g)(r)(t)	60,000	59,529
3.046%, 4/20/10 (e)(r)(t)	50,000	36,078
3.226%, 1/21/11 (e)(r)(t)	30,000	19,728
Goldman Sachs Group, Inc.:
3.129%, 7/23/09 (r)	150,000	139,500
3.27%, 12/23/09 (r)	40,000	39,950
Hartford Life Global Funding Trusts, 3.554%, 5/14/10 (r)	80,000	78,373
Hewlett-Packard Co., 3.21%, 9/3/09 (r)	75,000	74,774
Home Depot, Inc., 2.944%, 12/16/09 (r)	100,000	93,969
HRPT Properties Trust, 3.419%, 3/16/11 (r)	50,000	46,242
Huntington National Bank, 4.65%, 6/30/09	25,000	24,487
Ingersoll-Rand Global Holding Co. Ltd., 4.304%, 8/13/10 (r)	150,000	150,000
International Lease Finance Corp., 3.126%, 4/20/09 (r)	40,000	35,200
John Deere Capital Corp., 3.485%, 1/18/11 (r)	100,000	97,457
JPMorgan Chase & Co.:
7.00%, 11/15/09	50,000	51,353
3.291%, 1/22/10 (r)	50,000	49,775
Koninklijke Philips Electronics NV, 3.968%, 3/11/11 (r)	70,000	69,593
M&I Marshall & Ilsley Bank, 3.083%, 12/4/12 (r)	25,000	20,033
Meridian Funding Co. LLC, 2.991%, 10/6/08 (e)(r)	12,613	12,122
Merrill Lynch & Co., Inc.:
2.885%, 10/27/08 (r)	150,000	149,547
2.894%, 8/14/09 (r)	50,000	48,085

	Principal
Corporate Bonds - Cont'd	Amount	Value
Metropolitan Life Global Funding I, 3.961%, 6/25/10 (e)(r)	$100,000	$99,755
Morgan Stanley, 3.041%, 1/9/12 (r)	100,000	66,000
NationsBank Cap Trust III, 3.341%, 1/15/27 (r)	30,000	21,148
Ohio Power Co., 2.971%, 4/5/10 (r)	70,000	68,650
Pepco Holdings, Inc., 3.435%, 6/1/10 (r)	25,000	24,403
Post Apartment Homes LP VRDN, 6.60%, 7/15/29 (r)	50,000	50,000
ProLogis, 3.058%, 8/24/09 (r)	100,000	97,005
Reed Elsevier Capital, Inc., 3.149%, 6/15/10 (r)	75,000	73,309
SABMiller plc, 3.091%, 7/1/09 (e)(r)	25,000	24,884
Skyway Concession Co. LLC, 4.042%, 6/30/17 (b)(e)(r)	60,000	49,267
SLM Corp., 2.94%, 7/27/09 (r)	90,000	80,098
Sovereign Bancorp, Inc., 3.09%, 3/1/09 (r)	280,000	228,814
Sovereign Bank, 4.375% to 8/1/08, floating rate thereafter to 8/1/13 (r)	20,000	13,200
UnitedHealth Group, Inc.:
2.891%, 3/2/09 (r)	60,000	59,429
4.102%, 2/7/11 (r)	60,000	59,276
Wachovia Capital Trust III, 5.80% to 3/15/11,
floating rate thereafter to 3/15/42 (r)	400,000	168,000
Wachovia Corp., 5.625%, 12/15/08	200,000	196,002
Weyerhaeuser Co., 4.198%, 9/24/09 (r)	60,000	58,961
Xstrata Finance Dubai Ltd., 3.154%, 11/13/09 (e)(r)	120,000	118,717

Total Corporate Bonds (Cost $8,763,820)		8,642,793

Taxable Municipal Obligations - 1.6%
Abag Finance Authority for Nonprofit Corps. Revenue VRDN,
4.75%, 6/1/37 (r)	100,000	100,000
CIDC-Hudson House LLC New York Revenue VRDN,
3.00%, 12/1/34 (r)	50,000	50,000
Indiana State Development Finance Authority Environmental
Revenue VRDN, 5.60%, 9/1/31 (r)	100,000	100,000
Middletown New York IDA Revenue VRDN, 3.00%, 6/1/15 (r)	50,000	50,000
Montgomery County North Carolina Industrial Facilities
& Pollution Control Financing Authority Revenue
VRDN, 5.60%, 12/1/20 (r)	100,000	100,000
SunAmerica Trust Various States VRDN, 8.46%, 7/1/41 (r)	44,000	44,000

Total Taxable Municipal Obligations (Cost $444,000)		444,000

	Principal
Certificates of Deposit - 0.3%	Amount	Value
Deutsche Bank, 3.476%, 6/18/10 (r)	$80,000	$79,820

Total Certificates of Deposit (Cost $80,000)		79,820

TOTAL INVESTMENTS (Cost $10,388,929) - 37.5%		10,257,685
Other assets and liabilities, net - 62.5%		17,074,879
Net Assets - 100%		$27,332,564

(b) This security was valued by the Board of Trustees. See Note A.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g) Subsequent to year end, Glitnir Banki HF defaulted on the principal and interest payments due October 15, 2008.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(t) Subsequent to year end, this security is no longer accruing interest.

Abbreviations:

IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
VRDN: Variable Rate Demand Note

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2008
Assets
Investments in securities, at value (Cost $10,388,929) - see accompanying schedule	$10,257,685
Cash	17,084,003
Receivable for securities sold	263,917
Receivable for shares sold	232,680
Interest and dividends receivable	54,032
Other assets	9,170
Total assets	27,901,487

Liabilities
Payable for securities purchased	368,318
Payable for shares redeemed	158,014
Payable to Calvert Asset Management Company, Inc.	16,471
Payable to Calvert Administrative Services Company	5,358
Payable to Calvert Shareholder Services, Inc.	154
Payable to Calvert Distributors, Inc.	5,358
Accrued expenses and other liabilities	15,250
Total liabilities	568,923
Net Assets	$27,332,564

Net Assets Consist of:
Paid-in capital applicable to 1,825,677 shares of
beneficial interest, unlimited number of no par
shares authorized	$27,412,533
Undistributed net investment income	1,684
Accumulated net realized gain (loss) on investments	49,591
Net unrealized appreciation (depreciation) on investments	(131,244)

Net Assets	$27,332,564

Net Asset Value Per Share	$14.97

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2008
Net Investment Income
Investment Income:
Interest income	$374,714
Dividend income	1,261
Total investment income	375,975

Expenses:
Investment advisory fee	25,269
Administrative fees	21,057
Transfer agency fees and expenses	31,406
Distribution Plan expenses	21,057
Trustees' fees and expenses	12
Custodian fees	28,295
Accounting fees	1,395
Registration fees	19,282
Reports to shareholders	8,827
Professional fees	18,869
Miscellaneous	914
Total expenses	176,383
Reimbursement from Advisor	(98,981)
Fees paid indirectly	(2,438)
Net expenses	74,964

Net Investment Income	301,011

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	46,817
Change in unrealized appreciation (depreciation)	(112,649)

Net Realized and Unrealized Gain
(Loss) on Investments	(65,832)

Increase (Decrease) in Net Assets
Resulting From Operations	$235,179

See notes to financial statements.

Statements of Changes in Net Assets
	From Inception	October 31,2006
	Year Ended	Through
	September 30,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$301,011	$105,045
Net realized gain (loss) on investments	46,817	20,829
Change in unrealized appreciation (depreciation)	(112,649)	(18,595)

Increase (Decrease) in Net Assets
Resulting From Operations	235,179	107,279

Distributions to shareholders from:
Net investment income	(295,804)	(102,982)
Net realized gain	(23,059)	--
Total distributions	(318,863)	(102,982)

Capital share transactions:
Shares sold	27,002,128	3,413,162
Reinvestment of distributions	283,926	101,197
Redemption fees	5,555	1
Shares redeemed	(3,130,982)	(263,036)
Total capital share transactions	24,160,627	3,251,324

Total Increase (Decrease) in Net Assets	24,076,943	3,255,621

Net Assets
Beginning of year	3,255,621	--
End of year (including undistributed net investment
income of $1,684 and $1,156, respectively)	$27,332,564	$3,255,621

Capital Share Activity
Shares sold	1,799,215	227,242
Reinvestment of distributions	18,953	6,733
Shares redeemed	(208,909)	(17,557)
Total capital share activity	1,609,259	216,418

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Ultra-Short Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Prior to September 30, 2008, the fund was known as Calvert Ultra-Short Floating Income Fund. The operations of each series are accounted for separately. The Fund commenced operations on October 31, 2006. Class A shares of the Fund are sold with a maximum front-end sales charge of 1.25%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2008, securities valued at $49,267, or 0.2% of net assets, were fair valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Schedule of Investments footnotes on page 13.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 7 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax year ended September 30, 2007-2008) for purposes of implementing FIN 48, and has concluded that as of September 30, 2008, no provision for income tax is required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .30% of the first $1 billion of the Fund's average daily net assets, and .29% of all assets above $1 billion.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2009. The contractual expense cap is .89%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% of the average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% annually of the Fund's average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% of the Fund's average daily net assets of Class A.

The Distributor received $4,948 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2008.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $868 for the year ended September 30, 2008. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $16,411,790 and $8,686,039, respectively. U.S. government security purchases and sales were $11,239,186 and $11,312,868, respectively.

The cost of investments owned at September 30, 2008 for federal income tax purposes was $10,392,093. Net unrealized depreciation aggregated $134,408, of which $84,100 related to appreciated securities and $218,508 related to depreciated securities.

The tax character of dividends and distributions paid during the periods ended September 30, 2008 and September 30, 2007 were as follows:

Distributions paid from:	2008	2007
Ordinary income	$318,863	$102,982
Total	$318,863	$102,982

As of September 30, 2008, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$54,189
Undistributed long term capital gain	250
Unrealized appreciation (depreciation)	(134,408)
($79,969)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are the tax treatment of asset-backed securities and tax-exempt income.

Undistributed net investment income	($4,679)
Accumulated net realized gain (loss)	4,097
Paid-in capital	582

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2008. For the year ended September 30, 2008, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$2,949	3.03%	$892,957	August 2008

Financial Highlights
	Periods Ended
	September 30,	September 30,
Class A Shares	2008	2007^
Net asset value, beginning	$15.04	$15.00
Income from investment operations
Net investment income	.60	.61
Net realized and unrealized gain (loss)	.04	.03
Total from investment operations	.64	.64
Distributions from
Net investment income	(.61)	(.60)
Net realized gain	(.10)	--
Total distributions	(.71)	(.60)
Total increase (decrease) in net asset value	(.07)	.04
Net asset value, ending	$14.97	$15.04

Total return*	4.34%	4.34%
Ratios to average net assets:A
Net investment income	3.57%	4.52% (a)
Total expenses	2.09%	3.90% (a)
Expenses before offsets	.92%	1.05% (a)
Net expenses	.89%	.89% (a)
Portfolio turnover	475%	506%
Net assets, ending (in thousands)	$27,333	$3,256

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
RICHARD L. BAIRD, JR. AGE: 60	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29
DOUGLAS E. FELDMAN, M.D. AGE: 60	Trustee/ Director	1982 (CMF - 1992)	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
JOHN G. GUFFEY, JR. AGE: 60	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks (since 1998).	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 62	Trustee/ Director	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 71	Trustee/ Director	1982 (CMF - 1992)	Retired executive.	25	Acacia Federal Savings Bank
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 56	Trustee/ Director & President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	42
  Calvert Social Investment Foundation
  Pepco Holdings, Inc.
  Acacia Life Insurance Company (Chair)
  UNIFI Mutual Holding Company
  Ameritas Holding Company
  Acacia Financial Corp. (President & CEO)
  Acacia Realty Corp. (President and CEO)

DAVID R. ROCHAT AGE: 71	Trustee/ Director & Senior Vice President	1980 (CMF - 1992)	Executive Vice President of Calvert Asset Management Company, Inc. (prior to 2008) and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc. Vermont Quality Meats
D. WAYNE SILBY, Esq. AGE: 60	Trustee/ Director & Chair	1976 (CTFR - 1980) (CMF - 1992)	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The ICE Organization
OFFICERS
KAREN BECKER AGE: 56	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	1988 (CMF - 1992)	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.

TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 58	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 52	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 (CMF - 1992)	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1979 (CTFR - 1980) (CMF - 1992)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he was an officer of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

This page intentionally left blank.

Calvert Ultra-Short Income Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund
Calvert Global Water Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that M. Charito Kruvant, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 9/30/07		Fiscal Year ended 9/30/08
	$	%*	$	% *
(a) Audit Fees	$74,360		$80,300
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$14,437	0%	$14,988	0%
(d) All Other Fees	$0	0%	$0	0%
Total	$88,797	0%	$95,288	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/07		Fiscal Year ended 9/30/08
$	%*	$	% *
$8,500	0%*	$3,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

  This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since last disclosure in response to this Item on registrant's Form N-CSR for the period ending March 31, 2008.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

            Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

            Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By:	/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date:	November 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date: November 26, 2008

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: November 26, 2008